UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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¨	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Material under §240.14a-12
______________________________________________________________________
SLEEP NUMBER CORPORATION
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
______________________________________________________________________

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NOTICE OF 2026 ANNUAL MEETING
AND PROXY STATEMENT
FOR MAY 21, 2026
Dear Fellow Shareholders,
Sleep Number is in a turnaround. I joined the Company in April 2025 and from day one, we were focused on driving value for shareholders, customers and team members.
In the first few months of my tenure, we created a more streamlined operation to ensure quicker decision making, reduced costs across the business by $136 million(1) as compared to 2024, excluding restructuring and other non-recurring costs, and executed an amendment and extension of our bank agreement through the end of 2027.
This work has allowed us to create a strong foundation to continue to further our efforts. Our strategy forward is called Sleep
Number Shifts. It is a focused, company-wide effort to reposition our brand, expand our reach to new customer groups, and reignite growth.
We are refocusing on the consumer and setting the Company up for sustainable growth. Our efforts are focused on three main initiatives that we believe will transform Sleep Number:
•First, Products: We are simplifying our offering with the goal of growing our new customer base while building on the demand from our repeat customers,
•Second, Marketing: We are reshaping our marketing and creative to better connect with today’s consumer and drive engagement with a focus on better return on investment, and
•Third, Distribution: While we continue to see benefits in our vertically integrated model, we believe there are opportunities to expand distribution into new channels, both physical and digital.
We still have a lot of work ahead of us, and I am optimistic about Sleep Number. This is a powerful brand, with a highly differentiated product. We have 3,100 dedicated team members with a renewed passion for fast action and a commitment to our purpose of improving lives by personalizing sleep.
In addition to executing against our strategic business objectives, the Board and management are committed to continuing to enhance the Company’s governance. Specifically, Proposals 2, 3 and 4 require an affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date. While support for all of these proposals was very high with voting shareholders at the 2025 Annual Meeting, at over 98% approval from voting shareholders, we were short of obtaining the required affirmative vote of two-thirds of the shares of common stock outstanding last year. These matters are important to shareholders and we remain committed to obtaining the votes required to pass each proposal.
We appreciate your support and we look forward to keeping you updated on our efforts throughout the year.

Sincerely,

Linda Findley Board Member President and Chief Executive Officer
(1) See Annex A on page 94 for reconciliation of non-GAAP financial measures to our results as reported under GAAP.
1001 Third Avenue South
Minneapolis, Minnesota 55404
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS MAY 21, 2026
Sleep Number Corporation will hold its Annual Meeting of Shareholders (Annual Meeting) at 8:30 a.m. Central Time on
May 21, 2026. The meeting will be conducted virtually at www.virtualshareholdermeeting.com/SNBR2026.

Our Board of Directors Recommends You Vote:
1.To elect as Directors the three persons named in the Proxy Statement, each to serve for a term of three years until the 2029 Annual Meeting	FOR the election of each director nominee
2. To approve amendments to our Third Restated Articles of Incorporation, as amended (Articles), and our Restated Bylaws (Bylaws) to declassify the Board of Directors (Board)	FOR the approval of amendments to our Articles and Bylaws to declassify the Board
3. To approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to Directors	FOR the approval of an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV
4. To approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to approval of certain transactions	FOR the approval of an amendment to our Articles to eliminate the supermajority voting requirements in Article XV
5. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2026 fiscal year ending January 2, 2027	FOR the ratification of the appointment
6. To approve, on an advisory basis, our executive compensation (Say on Pay)	FOR approval, on an advisory basis
7. To approve the amendment to the Sleep Number Corporation 2020 Equity Incentive Plan, as amended (2020 Plan) to increase the number of shares reserved for issuance by 750,000 shares	FOR the approval of the amendment to the 2020 Plan
Shareholders of record at the close of business on March 23, 2026, will be entitled to vote at the meeting and any adjournments or postponements thereof. Your vote is important. Please vote your shares in favor of the Board of Directors’
recommendations in time for our May 21, 2026 meeting date. For important information regarding attending and voting at the
Annual Meeting, see "Our Annual Meeting and Voting" in this Proxy Statement.

By Order of the Board of Directors,

Samuel R. Hellfeld
Chief Legal and Risk Officer and Secretary
Minneapolis, Minnesota
April 8, 2026
As used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “Sleep Number” mean Sleep Number Corporation and its subsidiaries and the term “common stock” means our common stock, par value $0.01 per share.
This Proxy Statement contains “forward-looking” statements regarding our current expectations within the meaning of the applicable securities laws and regulations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations.
These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the Securities and Exchange Commission (SEC), including the risk factors discussed under the heading "Risk Factors" under Part I: Item 1A. of the Annual Report on Form 10-K for the year ended
January 3, 2026. We assume no obligation to update any of these forward-looking statements.

1 | 2026 PROXY STATEMENT	OUR BOARD
PROXY STATEMENT FOR ANNUAL MEETING
May 21, 2026
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of Sleep
Number for use at the 2026 Annual Meeting. These materials were first sent or made available to our shareholders on
April 8, 2026.
OUR BOARD
WHO WE ARE
Article XIV of our Third Restated Articles of Incorporation, as amended, (Articles) and our Restated Bylaws (Bylaws)
provides that the number of Directors must be at least one but not more than 12 and must be divided into three classes as nearly equal in number as possible. The exact number of Directors is determined from time to time by the Board. The term of each class is three years and the term of one class expires each year in rotation.
Immediately prior to the 2026 Annual Meeting, our Board will consist of seven members, three of which will be up for election at the 2026 Annual Meeting: Phillip M. Eyler, Julie M. Howard, and Angel L. Mendez. Upon the conclusion of the
2026 Annual Meeting, our Board will consist of six members following the retirement of Hilary A. Schneider given new board service limitations from her recent appointment as the Chief Executive Officer of SimpliSafe, maker of award-
winning smart home security systems. The Company and the Board sincerely thank Ms. Schneider for her leadership, dedication and contributions to the Company, and wish her the very best in her new role.

2 | 2026 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS
The Board, based on the recommendation of the Corporate Governance and Nominating Committee (the CGNC),
recommends that Phillip M. Eyler, Julie M. Howard and Angel L. Mendez be elected at the Annual Meeting, each of whom will serve three-year terms expiring at the 2029 Annual Meeting, until their successor shall have been elected and qualified, or sooner as further described below.
Mr. Eyler, Ms. Howard and Mr. Mendez have each consented to being named as a nominee in this Proxy Statement and to serve as a Director in the class of Directors expiring in 2029, if elected, subject to the Company’s Proposal 2
(amendments to the Company’s Articles and Bylaws to declassify the Board). If the Company’s Proposal 2 passes with the requisite affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the
Company’s 2026 Annual Meeting, each of the Directors who have been elected to terms expiring after the 2027 Annual
Meeting, including the Directors noted above, have irrevocably agreed to shorten their terms by resigning effective as of the 2027 Annual Meeting and standing for re-election at the 2027 Annual Meeting for a one-year term subject to their nomination by the CGNC. To the extent that the CGNC nominates any of the resigning Directors to stand for re-election in accordance with the Director Selection and Nomination Processes as described herein, such resigning Director(s), along with any Director nominees whose term was set to expire at the 2027 Annual Meeting or any other Director nominee, would stand for election to a one-year term at the 2027 Annual Meeting. Therefore, contingent upon the passage of
Proposal 2, beginning with the 2027 Annual Meeting, the Company’s Board would be declassified and it will begin to hold annual elections for all Directors that year and going forward.
As detailed in their individual biographies set forth below, Mr. Eyler, Ms. Howard and Mr. Mendez provide a value-add mix of skills, qualifications and backgrounds to the Board that support and drive the Company’s efforts to transform its business, capitalize on future market opportunities and deliver meaningful, long-term value for our shareholders and all stakeholders.
The Board recommends a vote “For” each of the following Director nominees, Mr. Eyler, Ms. Howard and Mr. Mendez, for election to three-year terms expiring in 2029:

3 | 2026 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
2017 - 2025
Advisor, Gentherm, a global thermal management technologies company (Dec.
2024 to June 2025), immediately prior President, Chief Executive Officer and board member, Gentherm (2017 to Dec. 2024)
Various leadership roles culminating as President, Connected Car division,
Harman International, an audio electronics company

1997 - 2017

Phillip M. Eyler Age 54 Sleep Number® setting 40	PUBLIC COMPANY BOARDS
Sleep Number (since 2022) Sensata Technologies (NYSE: ST) (since 2024) Ouster Inc. (Nasdaq: OUST) (since 2025) PRIOR PUBLIC BOARDS Gentherm Incorporated (2017 – 2024)

QUALIFICATIONS AND EXPERTISE

•Visionary and purpose-driven leader with significant global experience in developing connected solutions that meet the needs of the increasingly digital consumer
•As CEO of Gentherm, driving transformational growth in thermal and battery technology solutions for automotive and medical consumers across the globe
•Served in a series of escalating leadership roles for over 20 years at Harman International, an $8 billion audio electronics company, culminating in a two-year tenure as President of its
Connected Car Division

EXPERIENCE
2021 - 2023
Most recently Chief Executive Officer, Riveron, a national accounting, finance, technology and operations company
Numerous positions at Navigant Consulting, Inc., a publicly traded global professional services firm, most recently as Chief Executive Officer (2012 to
2019) and Chairman of the Board (2014 to 2019)

2000 - 2019

Julie M. Howard Age 63 Sleep Number® setting 40	PUBLIC COMPANY BOARDS
Sleep Number (since 2020) ManpowerGroup, Inc. (NYSE: MAN) (since 2016) PRIOR PUBLIC BOARDS Kemper Corp (2010 – 2015) Navigant Consulting, Inc. (2012 – 2019) InnerWorkings, Inc. (2012 – 2020)

QUALIFICATIONS AND EXPERTISE

•As former CEO of Riveron and Navigant, she provides the board with significant managerial, transactional, business transformation and operational experience
•Has expertise in developing global growth strategies and expansion into adjacent markets, leveraging technology and innovation
•Considerable background in investor relations matters

4 | 2026 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
2020 - Present
Executive Chairman, LevaData, an artificial intelligence company that powers the smartest supply chains in the world
Executive Vice President and Chief Operation Officer, HERE Technologies, a
multi-national mapping, location intelligence and data services platform company
Senior executive at Cisco. Prior senior supply chain, global procurement and executive roles at Palm, Inc., Gateway, Inc., Citigroup, Allied Signal Aerospace
and GE

2016 - 2020
Angel L. Mendez Age 65 Sleep Number® setting 45	2005 - 2015

PUBLIC COMPANY BOARDS
Sleep Number (since 2022) Kinaxis, Inc. (Toronto Stock Exchange: KXS.TO) (since 2016) Peloton Interactive (Nasdaq: PTON) (since 2022)

QUALIFICATIONS AND EXPERTISE

•Decades of experience managing complex digital supply chains for large consumer technology companies
•At Cisco Systems, was responsible for the company’s enterprise transformation program that reinvented the company’s business model and drove significant revenue growth and shareholder value creation
•Led HERE’s core business, global operations, product management and corporate transformation

Director not standing for election this year whose term expires in 2027:

EXPERIENCE
2008 - 2019
President and Chief Executive Officer, EnPro Industries, Inc., a manufacturer and provider of precision industrial components, solutions and services
Chief Executive Officer, Bluelinx Holdings, Inc., a wholesale distributor of building and industrial products

2005 - 2008

Stephen E. Macadam Age 65 Sleep Number® setting 60	PUBLIC COMPANY AND NONPROFIT BOARDS
Sleep Number (since 2023)
Atmus Filtration Technologies (NYSE: ATMU) (since 2023)
Louisiana-Pacific Corporation (NYSE: LPX) (since 2019)
PRIOR PUBLIC BOARDS:
Veritiv Corporation (2020 – 2023)
NONPROFIT BOARDS:
University of Kentucky, College of Engineering – Dean’s Advisory Board (since 2015)
Purpose Built Communities (Nonprofit) (since 2020)

QUALIFICATIONS AND EXPERTISE

•Deep understanding of product manufacturing, distribution and procurement
•Extensive leadership and operations experience growing and transforming businesses in the
U.S. and globally
•At EnPro, led the company’s strategic and portfolio transformation to create a more streamlined, higher-margin business

5 | 2026 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS
Directors not standing for election this year whose terms expire in 2028 or sooner as described herein:

EXPERIENCE
2025 - Present
President, Chief Executive Officer and Director, Sleep Number
President, Chief Executive Officer and Director, Blue Apron Holdings,
Inc., an ingredient and recipe meal kit company
Chief Operating Officer, Etsy, Inc., an e-commerce company
Various senior executive roles at Evernote Corp., a software company, including most recently as Chief Operating Officer
Various roles at Alibaba.com Ltd., an e-commerce, retail, internet and technology company

2019 - 2024
2016 - 2018
2012 - 2015
Linda A. Findley Age 52 Sleep Number® setting 45	2009 - 2012
PUBLIC AND PRIVATE COMPANY BOARDS
Sleep Number (since 2025) Ralph Lauren (NYSE: RL) (since 2018) PRIOR PUBLIC BOARD: Blue Apron Holdings, Inc. (formerly Nasdaq: APRN) (2019-2023) PRIVATE BOARD: HeliosX (since 2025)
QUALIFICATIONS AND EXPERTISE

•Accomplished senior executive leading consumer brands that combine digital and physical products, with specific expertise in operations management, organizational transformation, marketing strategy, and global expansion
•At Blue Apron, spearheaded a turnaround strategy that culminated in the company’s sale to a strategic buyer
•At Etsy, oversight for global operations, product, marketing and brand strategy, customer support, and international expansion

6 | 2026 PROXY STATEMENT	PROPOSAL 1 - ELECTION OF DIRECTORS

EXPERIENCE
	2025 - Present	Partner at Sonder Capital, a venture capital firm
2014 - 2024
Executive Chair of the Board (Aug. 2020 to Dec. 2024), Co-Chief Executive
Officer (Aug. 2020 to Mar. 2023) and Chief Executive Officer (Dec. 2014 to Aug.
2020), Evidation Health, a digital health company
VP, Market Development and Chief Commercial Officer, CardioDx, a molecular diagnostics company
Director of R&D, Director of New Ventures, and Research Fellow, Guidant
Corporation (acquired by Boston Scientific, NYSE BSX), a medical device company

2006 - 2014
Deborah L. Kilpatrick, Ph.D. Age 58 Sleep Number® setting 30	1998 - 2006
PUBLIC AND PRIVATE COMPANY AND NONPROFIT BOARDS
Sleep Number (since 2018)
PRIVATE AND NONPROFIT BOARDS:
NextGen Jane (private for profit) (since 2019)
Sutter Health (not for profit integrated healthcare delivery system in California) (since 2024)
Jupiter Endovascular (private, medical device company in California) (since 2024)
College of Engineering Advisory Board, Georgia Tech (former Chair) (since 2004)

QUALIFICATIONS AND EXPERTISE

•Medical device, molecular diagnostic and digital health expertise and experience
•At Evidation Health, commercialized a new technology platform built to refine large-scale sensor data for new digital measures of individual health
•At CardioDX, commercialized a novel gene expression test in cardiovascular disease
•Multiple patents in medical devices, drug delivery implant technologies
•Fellow, American Institute of Medical and Biological Engineering
•Digital Health Hall of Fame (UCSF); Engineering Hall of Fame (Georgia Tech)

Director not standing for election this year and who has decided to retire as described herein:

EXPERIENCE
	2025 - present	Chief Executive Officer, SimpliSafe, maker of award-winning smart home security systems
	2020 - 2024	Chief Executive Officer, Shutterfly, Inc., a photography, photography products and image sharing company
	2018 - 2019	Chief Executive Officer, WagQ Group Co., a leading on-demand mobile dog walking and dog care service
Hilary A. Schneider Age 65 Sleep Number® setting 40	2010 - 2017	Various leadership roles, including Chief Executive Officer, LifeLock, Inc., an identity theft protection company
PUBLIC COMPANY BOARDS
Sleep Number (since 2023) DigitalOcean Holdings (NYSE: DOCN) (since 2020) Getty Images Holdings (NYSE: GETY) (since 2020) Vail Resorts (NYSE: MTN) (since 2010)

QUALIFICATIONS AND EXPERTISE

•More than two decades of experience leading consumer technology companies
•Significant digital and innovation expertise and a track record of delivering superior customer experiences
•Led LifeLock through its public listing to its sale to Symantec for $2.3 billion, driving meaningful revenue growth

7 | 2026 PROXY STATEMENT	OUR BOARD
HOW WE ARE SELECTED, ELECTED AND EVALUATED
How We Are Selected
Director Selection and Nomination Processes
The Corporate Governance and Nominating Committee (the CGNC) administers the process for nominating candidates to serve on our Board. The CGNC recommends candidates for consideration by the Board as a whole, which is responsible for appointing candidates to fill any vacancy created between shareholder meetings and for nominating candidates for election by shareholders at our Annual Meeting. Consistent with the Corporate Governance Principles adopted by our
Board, the CGNC periodically reviews with the Board the appropriate skills and characteristics required of Board members in the context of the current membership of the Board and the strategic direction of the Company. The Corporate
Governance Principles are available in the Investor Relations section of the Company’s website at http://
ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
The CGNC casts a wide net for director candidates including individuals recommended by directors, officers, shareholders or professional advisors retained by the CGNC pursuant to its charter.
The CGNC considers director candidates in the context of the Board’s overall composition, including whether the Board has an appropriate combination of professional experience, skills and knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board is committed to seeking director candidates who reflect diverse perspectives, including a complementary mix of professional and personal backgrounds and experiences, which we believe is critical to the success of the Company and its ability to create long-term value for our stakeholders.
Director Selection Criteria
The Board has established selection criteria, which are reviewed at least annually, approved by the Board, applied by the
CGNC, and disclosed in our Corporate Governance Principles. They stress the following characteristics along with considerations of diversity, including gender identity, race, ethnicity, age, sexual orientation, educational and professional experience, and differences in viewpoints:
•Independence;
•Integrity;
•Proven record of accomplishment and sound business judgment in areas relevant to the Company’s business;
•Belief in and passion for the Company’s purpose, principles and strategy;
•Ability to bring strategic and innovative insights to the discussion and challenge and stimulate management;
•Willingness to both speak one’s mind and consider divergent ideas and opinions;
•Understanding of, and ability to commit sufficient time to, Board responsibilities and duties; and
•Subject matter expertise.

8 | 2026 PROXY STATEMENT	OUR BOARD
The charts below depict the diversity of our seven Board members, based on gender identity, race and ethnicity, age and tenure on the Board.
Our Directors exhibit the skills, experiences and diversity listed below and as detailed in their individual bios above, and these qualifications were considered in their selection to serve on our Board.

	Phillip Eyler	Linda Findley	Julie Howard	Deb Kilpatrick	Stephen Macadam	Angel Mendez	Hilary Schneider
CEO Experience	X	X	X	X	X		X
Executive Leadership	X	X	X	X	X	X	X
Current Public Company Boards (incl. Sleep Number)	3	2	2	1	3	3	4
Retail and Digital Commerce		X				X	X
Marketing & Brand Building		X	X	X			X
Product Innovations	X	X		X		X	X
Technology	X	X		X		X	X
Finance	X	X	X		X		X
Supply Chain, Manufacturing, Logistics, Delivery	X				X	X	X
Human Capital	X	X	X	X		X
Information Technology and Privacy	X		X	X		X	X
Cybersecurity				X		X	X
Artificial Intelligence Governance				X		X
Governance and Sustainability	X	X	X		X	X	X
Risk Management	X	X	X		X	X	X
Gender Diversity		X	X	X			X
Racial or Ethnic Diversity						X
How Board Members Are Elected and Refreshed
Director Elections
Our Articles currently provide for a classified Board serving staggered terms of three years each with a Board size of at least one but no more than 12 Directors. The CGNC and Board annually review our Board structure and size. As part of its regular governance review and consistent with shareholder feedback, the Board recently undertook efforts to reduce its size. In a Letter to Shareholders filed with the SEC on October 30, 2024, the Board announced its plans to seek shareholder approval at the 2025 Annual Meeting for amendments to the Company’s Articles and Bylaws to declassify the
Board. The 2025 Proxy Statement included Proposal 2 to declassify the Board. Proposal 2 required an affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the 2025 Annual Meeting, and while

9 | 2026 PROXY STATEMENT	OUR BOARD
approximately 99% of the shareholders who voted at the May 28, 2025 Annual Meeting supported Proposal 2, this represented less than the requisite affirmative vote of two-thirds of all shares of common stock outstanding. As disclosed in a Form 8-K filed on May 29, 2025, the Board unanimously agreed to resubmit Proposal 2 to shareholders at the
Company's 2026 Annual Meeting and to seek to declassify the Board on an accelerated timeline as further described in
Proposal 2 - Amendment to the Company’s Articles and Bylaws to Declassify the Board on page 18.
Our Articles also provide for a majority voting standard in the case of uncontested elections and a plurality voting standard in the case of contested elections in order to reduce the risk of a “failed election” in a contested election. If a Director nominee who is an incumbent is not elected at a shareholder meeting and no successor to the incumbent is elected at that shareholder meeting, that nominee shall promptly offer to tender their resignation to the Board. The CGNC shall make a recommendation to the Board on whether to accept or reject the offer, or whether other action should be taken. The
Board, taking into account the CGNC’s recommendation, will publicly disclose its decision and the rationale within 90 days, and the nominee with be recused from the process. If such nominee’s resignation is not accepted by the Board, they shall continue to serve until their successor is duly elected, or their earlier death, resignation, retirement, disqualification or removal.
If prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board, or, at the
Board’s discretion, may be voted for such fewer number of nominees as result from the inability of any such nominee to serve.
Director Refreshment
As noted above, the Board has undergone significant change since the 2025 Annual Meeting. With two long-tenured
Directors deciding not to stand for reelection and one Director retiring, the Board went from 12 Directors prior to the 2025
Annual Meeting to nine immediately thereafter. Then, consistent with public announcements, two additional long-tenured
Directors retired during 2025, one in November after the Company secured an amendment to its credit facility and the other at year-end. Thus, the Company ended the year with seven Directors.
We have a number of practices or approaches that encourage continued thoughtful board refreshment including:
•The Board maintains a resignation policy for any Director who reaches the age of 72 or has a material change in their principal employment or affiliation to promptly tender their resignation to the Chair of the CGNC to review and come forward with a recommendation to the full Board for final determination;
•The Board considers individual and Board average tenures and refreshment rates as part of its overall nomination assessments; and
•The Board evaluation process informs its Director refreshment oversight.
How We Are Evaluated
The CGNC oversees the annual evaluation of the Board’s governance and effectiveness, reviews the results and makes recommendations to the Board. The evaluation process includes an annual self-evaluation of the Board and its committees, as well as periodic individual Director evaluations. The CGNC periodically retains an independent third party to facilitate the Board evaluations and to help ensure the evaluation reflects best practices and outcomes.

10 | 2026 PROXY STATEMENT	OUR BOARD
HOW WE ARE GOVERNED AND GOVERN
How We Are Governed
Provisions Applicable to All Directors
The Corporate Governance Principles are applicable to all Directors and provide an important framework within which the
Board and management can pursue the strategic objectives of the Company and ensure its long-term vitality for the benefit of all shareholders.
Independence
It is our Board’s responsibility to ensure a substantial majority of its members are independent. The Board follows the independence standards for companies listed on The Nasdaq Stock Market, the Securities and Exchange Commission
(SEC) and the Internal Revenue Service and determined that all committee members and all Directors who served during any part of fiscal 2025 are independent except our Chief Executive Officer (CEO). The Board believes that the Company should not enter into paid consulting arrangements with independent Directors.
Service on other Boards or Audit Committees
To help ensure that our Directors have sufficient time to fulfill their responsibilities to the Company, our Board has adopted guidelines providing that:
•No Director shall serve on more than four public company boards including the Sleep Number Board;
•No Director who is a named executive officer of another public company shall serve on more than a total of two public company boards including the Sleep Number Board;
•No member of the Company’s Audit Committee shall serve on more than three public company audit committees including the Sleep Number Audit Committee; and
•The Sleep Number CEO may not serve on more than two public company boards including the Sleep Number Board.
If any Director exceeds or proposes to exceed these guidelines, the Director must promptly notify the Chair of the CGNC, and the CGNC will review the facts and circumstances and determine whether such service would interfere with the
Director’s ability to devote sufficient time to fulfilling the Director’s responsibilities to the Company. Currently, each of the
Directors are in compliance with the above guidelines.
Related-Party Transactions Policy
The Board has adopted a written policy governing the reporting and approval of transactions between the Company and its Directors, Director nominees, executive officers, significant shareholders or entities or persons related to them that would be required to be disclosed by the Company pursuant to Item 404 or Regulation S-K of the Federal securities laws.
Under this policy, any proposed or existing related party transaction is subject to the approval or ratification of the CGNC.
A copy of the Related Party Transactions Policy can be accessed through our Investor Relations website at http://
ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement. There were no related-party transactions during the year ended January 3,
2026, and there are none currently contemplated.
Board Leadership
Chair
The Board does not have a fixed policy regarding the separation of the offices of Chair of the Board (Chair) and the CEO and prefers to maintain the flexibility to modify its leadership structure based on the evolving best interests of the
Company and its shareholders. During any period in which the positions of Chair and CEO are combined, the Board will appoint a Lead Director from among the independent members of the Board. Any such Lead Director will have the significant Board leadership responsibilities specified in our Corporate Governance Principles.

11 | 2026 PROXY STATEMENT	OUR BOARD
The Board believes that an effective leadership structure could be achieved either by combining or separating the Chair and CEO roles, so long as the structure balances the powers of the CEO and independent Directors and enables the independent Directors to be fully informed and exercise appropriate oversight of management. The Board formally separated the Chair and CEO roles following the 2025 Annual Meeting, with Phil Eyler becoming the independent Chair.
At this time, the Board continues to believe that maintaining separate roles of Chair and CEO is appropriate and that such separation enables the Company’s CEO, Linda Findley, to focus her attention on the business and her responsibilities as
CEO, while Phil Eyler, as Chair, focuses on leadership of the Board.
Lead Director
During any period where there is a combined Chair and CEO role, our Corporate Governance Principles clearly define the
Lead Director role with a robust set of responsibilities to ensure the Board’s effective oversight, governance and independent leadership. At this time, the Chair and CEO roles are separated, so the Board does not currently have a Lead
Director.
Board Committees
The Board maintains three standing committees: Audit, Management Development and Compensation (the Compensation
Committee) and Corporate Governance and Nominating (the CGNC). Each has a charter that is posted on the Investor
Relations section of the Company’s website at http://ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
The current members of each of the Board committees are identified in the table below.

Independent Director	Audit Committee	Management Development and Compensation Committee	Corporate Governance and Nominating Committee
Phillip M. Eyler		X
Julie M. Howard	X	X
Deborah L. Kilpatrick, Ph.D.		X	X
Stephen E. Macadam	Chair(1)		X
Angel L. Mendez	X		Chair
Hilary A. Schneider		Chair(2)
(1)  In September 2025, Mr. Macadam was appointed the Chair of the Audit Committee.
(2) Effective as of the 2025 Annual Meeting, Ms. Schneider was appointed the Chair of the Compensation Committee. When Ms. Schneider retires from the Board at the conclusion of the 2026 Annual Meeting, the Board elected Ms. Howard to succeed her as Chair of the Compensation Committee.
The Board has further determined that two current members of the Audit Committee, Julie M. Howard and Stephen E.
Macadam, meet the definition of “audit committee financial expert” under rules and regulations of the SEC and meet the qualifications of “financial sophistication” under the Marketplace Rules of the Nasdaq Stock Market. These designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and the Nasdaq Stock Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of our Audit Committee or of our Board.
Audit Committee
The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of our Company. The Audit Committee is responsible for providing independent, objective oversight with respect to our Company’s accounting and financial reporting functions, internal and external audit functions, systems of internal controls regarding financial matters, enterprise risk assessment and management, information security matters, including cybersecurity and artificial intelligence, and legal, ethical and

12 | 2026 PROXY STATEMENT	OUR BOARD
regulatory compliance. The responsibilities and functions of the Audit Committee are further described in the Audit
Committee Report beginning on page 23 of this Proxy Statement.
Management Development and Compensation Committee
The principal function of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation and development of current and future leadership resources. The responsibilities and functions of the
Compensation Committee are further described in the Compensation Discussion and Analysis beginning on page 28 of this Proxy Statement. The Compensation Committee annually reviews the Company’s compensation philosophy and practices. The Board, through the Compensation Committee, supports and oversees team member compensation programs that are closely linked to business performance and long-term strategic orientation.
Corporate Governance and Nominating Committee
The primary functions of the CGNC are to develop and recommend to the Board Corporate Governance Principles to govern the Board, its committees and our executive officers and team members in the conduct of the business and affairs of our Company; to identify and recommend to the Board individuals qualified to become members of the Board and its committees; and to develop and oversee the annual Board and committee evaluation process.
How We Govern
Meetings
The full Board met in person or virtually 13 times during 2025. The Audit Committee met eight times, the Compensation
Committee met eight times and the CGNC met nine times during 2025. Each of the members of our Board serving in 2025 attended 75% or more of all meetings of the Board and committees on which they served.
The Board’s practice is to meet in executive session with the full Board present and, separately, with just the independent
Directors present, at each regularly scheduled quarterly meeting of the Board. At least annually, the independent Directors meet in executive session to review the performance and compensation of the CEO and other executive officers.
Additional executive sessions or meetings with just the independent Directors may be held from time to time as needed.
Any member of the Board may request an executive session with the full Board or the independent Directors only.
Our policy requires our Directors to attend our Annual Meetings unless prevented by causes beyond their reasonable control. With the excused exception of Ms. Kilpatrick, all of our Directors attended our 2025 Annual Meeting.
Oversight of the Chief Executive Officer
The Board selects, evaluates, provides oversight and counsel to and creates limited parameters for the CEO. One of these parameters limits the CEO to serving on no more than one public company board other than the Sleep Number
Board.
Chief Executive Officer Succession Planning
Ensuring that the Company has skilled, seasoned leaders and a plan for management succession remains a top priority for the Board. The Board has delegated primary oversight responsibility for succession planning to the Management
Development and Compensation Committee. The Committee meets regularly to discuss management succession, candidates and process and evaluates and updates as appropriate the skills, experience and attributes the Committee believes are important to be an effective CEO in light of our strategy. The Committee regularly reviews succession planning with the full Board, including the identification, development and progress of internal candidates.
Board Role in Risk Oversight
Our Board is responsible for overseeing the Company’s policies and practices with respect to risk assessment and risk management and has delegated to the Audit Committee the responsibility of assisting the Board in fulfilling this

13 | 2026 PROXY STATEMENT	OUR BOARD
role. Among its duties and processes, the Audit Committee: (a) reviews and discusses with management the Company’s policies and practices with respect to enterprise risk assessment and risk management, including with respect to financial risk exposures, internal controls over financial reporting and cybersecurity and artificial intelligence, (b) oversees the
Company’s internal audit function and processes, (c) establishes and oversees procedures for receiving and addressing complaints regarding accounting, internal controls or auditing matters, (d) reviews compliance and other legal matters with the Company’s legal counsel and (e) reports to the full Board with respect to matters within its area of responsibility.
The Audit Committee oversees the Company’s internal audit function. The leader of the internal audit function reports directly to the Audit Committee, and the Audit Committee has authority to review and approve the appointment, replacement or dismissal of this leader. The Audit Committee reviews and approves, at least annually, the Company’s internal audit plan and receives quarterly reports on the results of internal audits. The leader of the internal audit function meets regularly with the Chair of the Audit Committee and/or in executive session with the Audit Committee outside the presence of the Company’s management team. The Company’s risk assessment and risk management process is led by the Chief Legal and Risk Officer and the leader of the internal audit function, with guidance from outside advisors as needed. This process includes an annual enterprise risk assessment, ongoing risk identification and quarterly assessments of enterprise risks and mitigation strategies, with participation from and review by the Audit Committee and the Board.
In addition to the Audit Committee’s role, each of the other committees considers risks within its respective areas of responsibility. We believe our Board leadership structure helps ensure proper risk oversight, based on the allocation of duties among committees and the role of our independent Directors in risk oversight.
Conflicts of Interest
Directors are expected to avoid any action, position or interest which conflicts with an interest of the Company, or that gives the appearance of a conflict. If any member of the Board becomes aware of any such conflicting or potentially conflicting interest involving any member of the Board, the Director should immediately bring such information to the attention of the Chair (and the Lead Director if the Chair and CEO is combined), the CEO and the Chief Legal and Risk
Officer of the Company.
Performance Goals and Evaluation
The Compensation Committee is responsible for establishing procedures for setting annual and long-term performance goals for the CEO and for evaluation by the full Board of their performance against such goals. The Compensation
Committee meets at least annually with the CEO to receive their recommendations concerning such goals. Both the annual goals and the annual performance evaluation of the CEO are reviewed and discussed by the independent
Directors at a meeting or executive session. The Compensation Committee is also responsible for setting annual and long-term performance goals and compensation for all executive officers. Also, the CEO reports to the Board, at least annually, on senior management depth and development, including a discussion of assessments, leadership development, succession planning and other relevant factors.
Shareholder Approval of Equity-Based Compensation Plans
Shareholder approval will be sought for equity-based compensation plans as required by our Articles and Minnesota law.
Provisions Applicable to Unsolicited Takeover Attempts or Proposals
The Board periodically reviews (not less often than every three years) our Articles and Bylaws and various provisions that are designed to maximize shareholder value in the event of an unsolicited takeover attempt or proposal. Such review includes consideration of matters such as the Company’s state of incorporation, whether the Company should opt in or out of applicable control share acquisition or business combination statutes and provisions such as the Company’s classified
Board structure. Note that, subject to shareholder approval in accordance with Minnesota law, the Board has unanimously

14 | 2026 PROXY STATEMENT	OUR BOARD
adopted resolutions approving and declaring the advisability of proposed amendments to the Articles and Bylaws to declassify the Board as further described below in Proposal 2 (approve amendments to our Articles and Bylaws to declassify the Board). The objective of this review is to maintain a proper balance of provisions that will not deter bona fide proposals from coming before the Board and that will position the Board and the Company to maximize the long-term value of our Company for all shareholders.
Shareholder Engagement
We have regular outreach to and ongoing discussions with most of our largest shareholders to learn more about their perspectives and gather their feedback on our strategy, performance, governance, compensation and other topics. Our engagement helps our Board and leadership team understand the issues that matter most to shareholders, so that we can address them effectively.
Prior to our 2026 Annual Meeting, we reached out to 23 of our largest shareholders collectively representing approximately 70% of our outstanding shares to discuss executive compensation and corporate governance topics of interest to them. Six shareholders representing approximately 33% of our outstanding shares accepted our invitation to speak. Six shareholders representing approximately 9% of our outstanding shares declined our invitation, and 12 shareholders representing 28% of our outstanding shares did not respond. The Chair of the Board, Phillip Eyler, led most of these meetings with members of the management team in attendance.
In addition to this targeted outreach ahead of the 2026 Annual Meeting, we also regularly engage with our shareholders in the ordinary course of our investor relations activities. In total, between January 2025 and March 2026, we engaged with shareholders representing more than 60% of our outstanding shares.
How You Can Communicate with the Board
Our Board casts a wide net to inform and enhance its deliberations and decision making. It also maintains several means for shareholders and others to engage, ask questions and provide input:
•Shareholders can participate in our Annual Meetings;
•Shareholders can participate in our shareholder engagement program in which members of management and, as appropriate, Directors have in-person, virtual, phone or email engagements. Director engagements may cover topics such as strategy, Board and corporate governance, pay and duration drivers including environmental, social and other factors;
•Shareholders may write to our Board as a whole, its committee chairs or individual Directors, either via email at
investorrelations@sleepnumber.com or by sending a written communication addressed to our Corporate Secretary by mail to Sleep Number Corporation, 1001 Third Avenue South, Minneapolis, MN 55404. The Corporate Secretary will promptly forward any communication so received to the Board, any committee of the Board or any individual Director specifically addressed in the communication;
•Shareholders can raise any concern regarding accounting, internal control or auditing matters with our Audit
Committee, confidentially and anonymously, by calling 1-800-835-5870; or
•Shareholders, team members and others can raise issues more generally by calling or emailing our privacy department (1-800-554-0184 or privacy@sleepnumber.com) or using our confidential Ethics and Integrity Hotline
1-833-596-3092. Board-level information will be escalated as appropriate.
The Company reserves the right to revise or make exceptions to the above in the event that the process is abused, becomes unworkable or otherwise does not efficiently serve the purposes of the process.

15 | 2026 PROXY STATEMENT	OUR BOARD
HOW WE ARE PAID
Board compensation should encourage alignment with shareholders’ interests and should be at a level equitable to comparable companies.
Summary of Non-Employee Director Compensation
The compensation payable to non-employee Directors of Sleep Number Corporation is determined annually by the
Compensation Committee, typically at the quarterly meeting in May.
Annual Cash Retainer
Each of our non-employee Directors receives an annual cash retainer of $95,000, which is paid quarterly. The Chairs of each of the Committees of the Board receive an additional annual cash retainer of $20,000, with Co-Chairs for any committee, when applicable, splitting the $20,000 cash retainer, each receiving $10,000. The Chair of the Board receives an additional cash retainer of $100,000 per year.
Meeting Fees
Non-employee Directors generally receive meeting fees for Board and Committee meetings attended beyond the normal number of regular or typical meetings for the Board and each Committee in a fiscal year, including: (a) Board meeting fees of $1,000 per in-person meeting and $500 per virtual meeting after a minimum of eight Board meetings for the fiscal year and (b) Committee meeting fees of $750 per in-person Committee meeting and $500 per virtual Committee meeting after a minimum of eight meetings for each Committee for the fiscal year.
In 2025, the Directors elected to waive meeting fees for attendance beyond the minimum number of regular or typical
Board and Committee meetings in the fiscal year.
Equity Compensation
Coincident with the Annual Meeting, non-employee Directors are eligible to receive equity compensation in amounts determined by the Compensation Committee. In 2025, in alignment with share conservation efforts undertaken for management, 100% of the grant value was in RSUs, with the grants to vest on the earlier of one year from the date of grant or the date of the next Annual Meeting at which Directors are elected to the Board, so long as the Director continues to serve on our Board. At its meeting on May 20, 2025, the Compensation Committee approved the annual equity compensation for each of our non-employee Directors to remain at $135,000 in grant value for the new equity awards which were granted on May 28, 2025. In alignment with methodology used to determine awards granted to NEOs, the number of RSUs granted to our non-employee Directors on May 28, 2025 was based on the average 2024 share price of
$13.81. These equity compensation grants to non-employee Directors in the fiscal year are set forth and described in the
“Director Compensation” table below.
Reimbursement of Expenses
Directors are reimbursed for travel expenses for attending in-person meetings of our Board or any of the Committees and for attending approved director continuing education programs.
No Director Compensation for Employee Directors
Any Director who is an employee of our Company does not receive additional compensation for service as a Director.
Share Ownership Guidelines for Executive Officers and Directors
The Board has established the stock ownership guidelines for executive officers and Directors as further described in the
Compensation Discussion and Analysis beginning on page 28 of this Proxy Statement.

16 | 2026 PROXY STATEMENT	OUR BOARD
Director Compensation
The following table summarizes the total compensation paid or earned by each of our non-employee Directors for the
2025 fiscal year ended January 3, 2026.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Phillip M. Eyler(3)	$145,500	$104,114	—	—	$249,614
Stephen L. Gulis, Jr.(3)(5)	$94,096	$104,114	—	—	$198,210
Michael J. Harrison(4)	$72,500	$—	—	—	$72,500
Julie M. Howard(3)(4)	$95,000	$104,114	—	—	$199,114
Deborah L. Kilpatrick, Ph.D.(3)	$95,000	$104,114	—	—	$199,114
Brenda J. Lauderback(6)	$107,500	$104,114	—	—	$211,614
Stephen E. Macadam(3)	$105,808	$104,114	—	—	$209,922
Barbara R. Matas(4)	$52,500	—	—	—	$52,500
Angel L. Mendez(3)	$115,000	$104,114	—	—	$219,114
Hilary A. Schneider	$105,000	$104,114	—	—	$209,114
(1)Reflects the aggregate grant date fair value of restricted stock awards granted during fiscal year 2025, computed in accordance with FASB ASC Topic
718. For all Directors except Mr. Harrison and Ms. Matas, 9,776 restricted stock awards were granted. Mr. Harrison and Ms. Matas did not stand for election in 2025 and their terms expired effective as of the conclusion of the 2025 Annual Meeting. Accordingly, no restricted stock awards were granted to Mr. Harrison or Ms. Matas. See Note 8, Shareholders’ Deficit, to the Consolidated Financial Statements included in our Annual Report on
Form 10-K for the fiscal year ended January 3, 2026, for a discussion of the relevant assumptions used in calculating these amounts. As of January 3,
2026, the aggregate number of shares outstanding under stock awards, including restricted stock units, deferred restricted stock units and phantom stock, held by those who served as non-employee Directors through fiscal year 2025 was as follows: Mr. Eyler, 22,448; Ms. Howard, 22,513 shares;
Ms. Kilpatrick, 13,120 shares; Mr. Macadam, 21,312; Mr. Mendez, 19,428 shares; and Ms. Schneider, 9,776 shares.
(2)No stock option awards were granted during fiscal year 2025. As of January 3, 2026, the aggregate number of stock options outstanding held by those who served as non-employee Directors through fiscal 2025 was as follows: Mr. Eyler, 4,285; Ms. Howard, 5,830; Ms. Kilpatrick, 9,860; Mr. Macadam,
2,373; Mr. Mendez, 4,285; and Ms. Schneider, 2,373.
(3)Under the Company’s 2020 Equity Incentive Plan, as amended, (2020 Plan) non-employee Directors may elect to defer receipt of any shares of the
Company’s common stock under an Incentive Award granted to non-employee Directors under the 2020 Plan. For fiscal 2025, the following Directors elected to defer receipt of their 2025 Incentive Award of 9,776 shares: Mr. Eyler, Mr. Gulis, Ms. Howard, Ms. Kilpatrick, Mr. Macadam, and Mr. Mendez.
(4)Mr. Harrison and Ms. Matas decided not to stand for election in 2025 and their terms expired effective as of the conclusion of the 2025 Annual
Meeting.
(5)In March 2025, Mr. Gulis agreed to retire or resign from the Board no later than the completion of the Company’s debt refinancing or at the conclusion of the 2026 Annual Meeting, whichever occurs first. Effective November 4, 2025, Mr. Gulis retired from the Board when the Company completed its debt refinancing. Upon his retirement from the Board, 5,463 shares related to Mr. Gulis’ 2025 Incentive Award vested and the remaining 4,313 shares were forfeited.
(6)Ms. Lauderback retired from the Board effective December 31, 2025.

17 | 2026 PROXY STATEMENT	OUR BOARD
ARTICLES OF INCORPORATION AND BYLAWS
In a Letter to Shareholders filed with the SEC on October 30, 2024, the Board announced plans to seek shareholder approval at the 2025 Annual Meeting for amendments to the Company’s Articles and Bylaws to declassify the Board and amendments to the Articles to eliminate the supermajority voting requirements in Article XIV for Directors and in Article XV related to approval of certain transactions. The 2025 Proxy Statement included Proposal 2 to declassify the Board,
Proposal 3 to amend the Articles to eliminate the supermajority voting requirements in Article XIV for Directors, and
Proposal 4 to amend the Articles to eliminate the supermajority voting requirements in Article XV for approval of certain transactions as further described therein. Each of Proposal 2, 3 and 4 required an affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the 2025 Annual Meeting, and while approximately
98-99% of the shareholders who voted at the May 28, 2025 Annual Meeting supported the measures, this represented less than the requisite affirmative vote of two-thirds of all shares of common stock outstanding.
In a Form 8-K filed on May 29, 2025, the Board acknowledged its disappointment that Proposals 2, 3 and 4 did not get the requisite affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the
Company’s 2025 Annual Meeting. The Board also reiterated its belief that the proposed amendments to the Company's
Articles and Bylaws to declassify the Board and eliminate the supermajority voting requirements in the Company's Articles
XIV and XV are in the best interests of the Company and its shareholders. At that time, the Board unanimously voted to resubmit those proposals to shareholders at the Company's 2026 Annual Meeting and to seek to declassify the Board on an accelerated timeline as further set forth in Proposal 2 - Amendment to the Company's Articles and Bylaws to Declassify
the Board on page 18.

18 | 2026 PROXY STATEMENT	PROPOSAL 2 - VOTE TO APPROVE AMENDMENTS TO THE COMPANY’S ARTICLES AND BYLAWS TO DECLASSIFY THE BOARD
Under our existing Articles and Bylaws, our Board is divided into three classes with members of each class of Directors serving a three-year term. The classification of the Board results in staggered elections, with a different class of Directors standing for election each year.
Shareholder approval of the amendments to our Articles and Bylaws proposed in this Proposal 2 would declassify our
Board. Directors elected at this Annual Meeting will be elected to three-year terms expiring at the 2029 Annual Meeting;
however, if Proposal 2 passes, each of the Directors who have been elected to terms expiring after the 2027 Annual
Meeting have irrevocably agreed to shorten their terms, resign effective as of the 2027 Annual Meeting and stand for re-
election at the 2027 Annual Meeting for a one-year term subject to CNGC nomination. To the extent that the CGNC nominates any of the resigning Directors to stand for re-election, such resigning Director(s) along with any Director nominees whose term was set to expire at the 2027 Annual Meeting or any other Director nominees, would stand for election to a one-year term at the 2027 Annual Meeting. Therefore, contingent upon shareholder approval of Proposal 2 to amend the Articles and Bylaws this year, the Company’s Board would be declassified and the Director nominees at the
2027 Annual Meeting and thereafter will be elected to one-year terms expiring at the next Annual Meeting. If the office of any Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of Directors or otherwise, a majority of the remaining Directors, although less than a quorum, at a meeting called for that purpose, may choose a successor, who, unless removed for cause, shall hold office for the remainder of the one year term for which they were appointed or until a successor shall be elected and qualified. As a result, beginning with the election of Directors at the 2027 Annual Meeting, all Directors will be elected for one-year terms and the classification of the Board will terminate.
In proposing these amendments to the Articles and Bylaws, our Board considered shareholder feedback and evolving governance practices. Subject to shareholder approval, the Board has unanimously adopted resolutions approving and declaring the advisability of the proposed amendments to the Articles and Bylaws.
If our shareholders approve this Proposal 2, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix A. We will also make the conforming revisions reflected in Appendix A to declassify the Board in our Bylaws, as required by Minnesota law to get shareholder approval for such amendments to our Bylaws.
The Board believes that the amendments to our Articles and Bylaws to declassify the Board are in the best interests of the
Company and our shareholders at this time.
The Board unanimously recommends a vote “For” approval of amendments to our Articles and our Bylaws to declassify the Board.

19 | 2026 PROXY STATEMENT	PROPOSAL 3 - VOTE TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XIV RELATED TO DIRECTORS
Article XIV of our existing Articles provides that it may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote
(i.e., a supermajority).
Shareholder approval of the amendment to our Articles proposed in this Proposal 3 would eliminate the supermajority voting requirement in Article XIV related to amendments to the number, classification, term of office, removal, and how to fill vacancies of Directors.
In proposing this amendment to the Articles and seeking to evolve our governance structure, our Board considered shareholder feedback and evolving governance practices.
Our Board unanimously concluded that it is in the best interests of the Company and our shareholders at this time to recommend that our shareholders adopt amendments to our Articles to eliminate all supermajority voting requirements related to Directors, and replace with majority voting requirements. The Board has unanimously adopted resolutions approving and declaring the advisability of the proposed amendment to the Articles.
If our shareholders approve this Proposal 3, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix B.
The Board unanimously recommends a vote “For” approval of the amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to Directors.

20 | 2026 PROXY STATEMENT	PROPOSAL 4 - VOTE TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XV RELATED TO APPROVAL OF CERTAIN TRANSACTIONS
Article XV of our existing Articles provides that it may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote.
Article XV also provides that the affirmative vote of not less than two-thirds of the outstanding voting power entitled to vote is required for certain transactions such as various approvals (or adoptions) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities.
Shareholder approval of the amendment to our Articles in this Proposal 4 would eliminate these supermajority vote requirements. In proposing this amendment to the Articles and seeking to evolve our governance structure, our Board considered shareholder feedback and evolving governance practices. Our Board concluded that it is in the best interests of the Company and our shareholders at this time to recommend that our shareholders adopt amendments to our Articles to eliminate all supermajority voting requirements and replace with majority voting requirements, including the requirements in Article XV related to approval of certain transactions. The Board has unanimously adopted resolutions approving and declaring the advisability of the proposed Articles amendment.
If our shareholders approve this Proposal 4, we will file amended and restated Articles after the Annual Meeting incorporating the revisions in Appendix C.
The Board unanimously recommends a vote “For” approval of the amendment of our Articles to eliminate the supermajority voting requirements in Article XV related to certain transactions.

21| 2026 PROXY STATEMENT	OUR COMPANY
WHAT WE DO
Sleep Number is the leader in personalized sleep wellness. Its mattresses are designed to evolve with each sleeper to help them feel and perform their best. With adjustable firmness, pressure-relieving support and temperature balancing comfort built into every mattress, Sleep Number beds adapt to customers’ changing needs, night after night, year after year. Backed by over 40 years of innovation, over a 1,000 patents and patents pending, and billions of hours of sleep data,
Sleep Number has helped more than 16 million people achieve their best sleep. The fully integrated model ensures quality, durability, and care at every step—from design and craftsmanship to delivery and long-term support.
Sleep Number’s life-changing, differentiated smart mattresses combine physical and digital innovations, integrating unparalleled physical comfort with a highly advanced sleep wellness platform. Sleep Number’s mattress portfolio offers our signature firmness adjustability, enabling each sleeper adjustable comfort. Embedded digital sensors learn the sleep needs of each individual; “sense and do” technology uses the sensed data to automatically adjust the bed to keep the sleeper comfortable throughout the night. Temperature balancing technology supports the ideal climate for each sleeper and solves a prevalent sleep challenge. Additionally, the mattresses are an exceptional value, with personalized sleep insights delivered daily, new features regularly added to all smart beds through over-the-air updates and prices to meet most budgets. Sleep Number mattresses provide unmatched features, benefits and comfort that can lead to improved sleep health and wellness for both sleepers.
Sleep Number products are awarded the industry's top recognitions, including ranked #1 in customer satisfaction for mattresses purchased in-store and online, and #1 in comfort, by J.D. Power. In addition, the company is the Official Sleep +
Wellness Partner of the NFL, marking a relationship that leverages players, team partnerships, and league-wide initiatives to amplify brand awareness and drive consumer engagement.
WHO WE ARE
Sleep Number’s advantaged business model is supported by our consumer innovation strategy: an individualized, digital sleep wellness platform, a network of millions of highly engaged Smart Sleepers who are loyal brand advocates, and a vertically integrated operating model.
And our 3,100 mission-driven team members are dedicated to Sleep Number’s mission of improving lives by individualizing sleep experiences. They passionately innovate to drive value creation, including our exclusive direct-to-
consumer selling in 600 stores and online, which meets customers whenever and wherever they choose to provide an exceptional experience and a lifelong relationship.
Additionally, Sleep Number partners with world-leading institutions to bring the power of over 38 billion hours of longitudinal sleep data from approximately five billion sleep sessions to sleep science and research.

22| 2026 PROXY STATEMENT	OUR COMPANY
HOW WE DO IT
We believe our purpose of improving lives by personalizing sleep is best achieved with similarly sustainable governance, people and environmental practices.
Ours continually evolve, but highlights include:
•We annually review and train on our Code of Business Conduct;
•Our focus on talent management is reflected in the Board making time annually to review with management our human capital management, development and succession practices;
•Our sustainability practices are supported by a cross-functional team and informed by a materiality assessment; and
•Key environmental, social, and governance topics are shared with the full Board and standing committees annually, quarterly or on an interim basis, as appropriate, including periodic dedicated full Board sessions covering topics such as carbon, climate, natural resources, supply chain management, waste and toxicity, reuse and recycling, team member engagement, health, wellbeing and belonging; the evolving nature of work; community health and impact;
compliance and internal controls; business ethics and codes of conduct; sustainable, auditable and repeatable processes for reporting requirements; executive, Director and team member compensation; cybersecurity; and geo-
political and policy issues management.
Code of Conduct and Ethics
Our Code of Business Conduct and Ethics is reviewed annually with the Audit Committee and instructs team members to comply with applicable laws, engage in ethical and safe conduct in our work environment, avoid conflicts of interests, conduct our business with integrity and high ethical standards and safeguard our Company’s assets, report potential violations and periodically receive training and certify commitment. The Code of Business Conduct and Ethics addresses legal and ethical issues that may be encountered by our team members during their normal course of business.
Team members are required to report any conduct that they believe in good faith violates our Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics also sets forth procedures under which team members or others may report through our management team or, ultimately, directly to our Audit Committee (confidentially and anonymously, if so desired) any questions or concerns regarding accounting, internal accounting controls or auditing matters. All of our team members and Board members are required to annually certify their commitment to abide by our Code of Business
Conduct and Ethics. We regularly monitor compliance with the Code of Business Conduct and Ethics and report findings to our Audit Committee. We also provide training in key areas covered by the Code of Business Conduct and Ethics to help our team members to comply with their obligations.
A copy of the Code of Business Conduct and Ethics is included in our Investor Relations section of our website at
http://ir.sleepnumber.com. We intend to disclose any amendments to and any waivers from a provision of our Code of
Business Conduct and Ethics on our website. The information contained in or connected to our website and our Code of
Business Conduct and Ethics is not incorporated by reference into, or considered a part of, this Proxy Statement.

23| 2026 PROXY STATEMENT	OUR COMPANY
Corporate Sustainability
Our sustainability efforts are focused on aligning and integrating environmental stewardship and social progress with our pursuit of long-term shareholder value creation. We recently published our 2026 Corporate Sustainability Report, which provides an update on enterprise environmental, social and governance practices and priorities. The report underscores our continued focus on sustainability initiatives that support the resilience of our business.
•We are strengthening systems and processes that reinforce sound governance, high integrity decision-making and transparent, consistent reporting practices.
•To attract and retain highly engaged team members, we continue to prioritize programs that promote well-being, provide opportunities for professional development, and reward strong performance.
•Through volunteerism, financial and in-kind support, and meaningful contributions to sleep science, research and sleep innovations, we are improving millions of lives – delivering significant value to consumers and their communities.
•Recognizing the benefit of collaboration in achieving our goals, we work to strengthen our supplier relationships and engage with them to increase opportunities for enhanced sustainability.
•And we are monitoring – and taking responsible actions to control – our greenhouse gas emissions, waste and other environmental outputs, including through intentional network design, transportation optimization and innovations that extend the useful life of product components.
A copy of the Corporate Sustainability Report is included in our Investor Relations section of our website at http://
ir.sleepnumber.com. The information contained in or connected to our website and our Corporate Sustainability Report is not incorporated by reference into, or considered a part of, this Proxy Statement.
Audit Committee Report
The Audit Committee is responsible for providing independent, objective oversight with respect to our Company’s accounting and financial reporting functions, internal and external audit functions, systems of internal controls regarding financial matters, risk assessment and risk management, information technology and information security systems, including cybersecurity and artificial intelligence, and legal, ethical and regulatory compliance.
The Audit Committee is currently composed of three Directors, each of whom is independent as defined by the Nasdaq listing standards and SEC Rule 10A-3. Stephen Macadam (Chair), Julie Howard, and Angel Mendez served on the Audit
Committee throughout 2025 and through the date of this report. Stephen Macadam joined the Audit Committee effective
January 1, 2025, and became Chair in September 2025. Barbara Matas and Stephen Gulis, Jr. served on the Audit
Committee through May 2025 and November 2025, respectively.
Management is responsible for our Company’s financial reporting processes and internal control over financial reporting.
Deloitte & Touche LLP, our Independent Registered Public Accounting Firm, is responsible for auditing our Company’s consolidated financial statements for the 2025 fiscal year. This audit is to be conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee met eight times during 2025 and meetings involved representatives of management, internal audit and the independent auditors. The Audit Committee meets periodically with management, internal audit and the independent auditors in separate executive sessions as needed to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.
Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has

24 | 2026 PROXY STATEMENT	OUR COMPANY
reviewed and discussed the consolidated financial statements, together with the results of management’s assessment of the Company’s internal control over financial reporting, with management and the Independent Registered Public
Accounting Firm. The Audit Committee discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Independent Registered Public Accounting Firm provided the Audit Committee with written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee
discussed with the Independent Registered Public Accounting Firm that firm’s independence.
Based upon the Audit Committee’s discussions with management, internal audit and the Independent Registered Public
Accounting Firm and the Audit Committee’s review of the representations of management and the Independent
Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Company’s Annual Report on Form 10-K for the year ended
January 3, 2026, for filing with the Securities and Exchange Commission.
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee of the Board of Directors
Stephen Macadam, Chair
Julie Howard
Angel Mendez

25 | 2026 PROXY STATEMENT	PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Deloitte & Touche LLP (Deloitte) to serve as independent auditors for the fiscal year ending January 2,
2027. Deloitte has served as our independent auditor since 2010.
The Audit Committee considered a number of factors in determining whether to re-engage Deloitte as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the appointment of Deloitte as our independent auditors, the Audit Committee will reconsider whether to retain Deloitte and may determine to retain it or another firm without resubmitting the matter to shareholders. Even if the appointment of Deloitte is ratified by shareholders, the Audit Committee may, in its discretion, direct the appointment of a different firm of independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Deloitte will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from shareholders.
Why the Board recommends you support this Proposal 5:
•The Audit Committee undertakes a robust evaluation process each year to confirm the engagement of Deloitte as our independent auditor continues to be in our shareholders’ best interests;
•Deloitte has served as our independent auditor since 2010, which means the firm is well-positioned to handle the breadth and complexity of our vertically integrated business; and
•Deloitte provides only limited services other than audit and audit-related services.
The Board recommends a vote “For” ratification of the appointment of Deloitte as our independent auditors for the fiscal year ending January 2, 2027.

26| 2026 PROXY STATEMENT	OUR COMPANY
Audit and Other Fees
The aggregate fees billed for professional services by the Independent Auditors in 2025 and 2024 were:

	2025	2024
Audit fees	$1,111,858	$923,000
Audit-related fees	67,152	58,520
Audit and audit-related fees	1,179,010	981,520
Tax fees	159,075	132,931
All other fees	—	—
Total	$1,338,085	$1,114,451
Audit fees in 2025 and 2024 include fees incurred for the annual audit and quarterly reviews of the Company’s consolidated financial statements and the annual audit of the Company’s internal control over financial reporting for the years ended January 3, 2026 and December 28, 2024, respectively.
Audit-related fees for 2025 and 2024 are related to benefit plan audit and access to an online accounting research tool.
Tax fees for fiscal 2025 and 2024 are primarily for tax compliance services based on time and materials.
Pre-Approval Policies and Procedures
Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission regarding auditor independence, the engagement of the Company’s Independent Auditors to provide audit or non-audit services for the
Company must either be approved by the Audit Committee before the engagement or entered into pursuant to pre-
approval policies and procedures established by the Audit Committee. Our Audit Committee has not established any pre-
approval policies or procedures and therefore all audit or non-audit services performed for the Company by the
Independent Auditors must be approved in advance of the engagement by the Audit Committee. Under limited circumstances, certain de minimis non-audit services may be approved by the Audit Committee retroactively. All services provided to the Company by the Independent Auditors in 2025 were approved in advance of the engagement by the Audit
Committee and no non-audit services were approved retroactively by the Audit Committee pursuant to the exception for certain de minimis services described above.

27 | 2026 PROXY STATEMENT	OUR PAY
COMPENSATION COMMITTEE REPORT
Dear Shareholders,
The Compensation Committee remains committed to maintaining an executive compensation program that supports the
Company’s long‑term strategy, strengthens accountability, and drives sustainable value creation. Over the past year, we ensured the program reflects the Company’s priorities—advancing operational execution, improving financial performance, and supporting the next phase of the Company’s transformation.
In our oversight, we focused on maintaining strong alignment between pay and performance, emphasizing metrics that reinforce disciplined growth, cash generation, and operational improvement. We continued to ensure that a significant portion of executive compensation is tied to measurable results, and that realized pay appropriately reflects Company performance and shareholder experience.
The Committee also supported leadership transitions and organizational changes intended to position the Company for future progress. Throughout these changes, we applied a consistent philosophy: compensation opportunities should be competitive, market aligned and tied to clear expectations, while realized pay must reflect performance.
Looking ahead, we are confident that the compensation programs described in this Compensation Discussion and
Analysis (CD&A) effectively support the execution of the Company’s strategic priorities, promote financial strength, and reward progress toward long‑term shareholder value creation. We appreciate your continued trust and engagement.
The Compensation Committee has reviewed and discussed the following CD&A with management, and based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy
Statement.
The Management Development and Compensation Committee
Hilary Schneider, Chair
Phillip Eyler
Julie Howard
Deborah Kilpatrick, Ph.D.

28 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
KEY PAY FACTS
Who Did We Pay?
Sleep Number provides employment to approximately 3,100 team members, each of whom plays an important role in our operations. We are legally required to focus these disclosures on the compensation of the Company’s Named Executive
Officers (NEOs), even though every one of our team members contributes to our success. This Compensation Discussion and Analysis (CD&A) describes our executive compensation program, including the objectives and elements of compensation as well as determinations made by the Compensation Committee regarding our NEOs. In 2025, each of these individuals qualified as one of our NEOs:
•Linda Findley, Board Member, President and Chief Executive Officer
•Shelly Ibach, former Chair, President and Chief Executive Officer
•Amy O’Keefe, Executive Vice President and Chief Financial Officer
•Robert Ryder, former interim Chief Financial Officer
•Francis Lee, former Executive Vice President and Chief Financial Officer
•Melissa Barra, Executive Vice President and Chief Product and Enterprise Strategy Officer
•Samuel Hellfeld, Executive Vice President and Chief Legal and Risk Officer and Secretary
•Christopher Krusmark, Executive Vice President and Chief Retail and People Officer
•Andrea Bloomquist, former Executive Vice President and Chief Innovation Officer
•Kevin Brown, former Executive Vice President and Chief Marketing Officer
Why: Factors Shaping Our Pay Design and Decision Making
The following pages outline our individual pay components and decisions made for 2025. Collectively, our pay practices and decisions were shaped and informed considering the details below:
•Shareholder engagement and feedback;
•A belief in a strong link between NEO pay and financial and operational performance;
•A belief that a majority of NEO pay should be at risk and aligned with both near-and long-term performance;
•Peer group benchmarking;
•Advice from an independent compensation consultant;
•Adherence to pay governance best practices including stock ownership guidelines, clawback policies, double trigger change-in-control provisions and policies against hedging, pledging, insider trading, tax gross ups, options repricing,
NEO employment contracts and dividends on unearned performance awards; and
•Integration of pay with risk management, oversight and compliance best practices.

29 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Shareholder Engagement on Executive Compensation
Every year, Sleep Number provides shareholders the opportunity to approve its executive compensation program on an advisory basis. In 2025, our executive compensation program received the support of 77.63% of votes cast by shareholders versus our prior five-year average of 84.2%. While we have regular outreach and ongoing discussions with shareholders to learn about their perspectives and gather their feedback on a variety of topics, in the months leading up to preparing this Proxy Statement for our 2026 Annual Meeting, we reached out to 23 of our largest shareholders collectively representing approximately 70% of our outstanding shares. This targeted outreach was to discuss executive compensation and corporate governance topics of interest to them. Six shareholders representing approximately 33% of our outstanding shares accepted our invitation to speak. Six shareholders representing approximately 9% of our outstanding shares declined our invitation, and 12 shareholders representing 28% of our outstanding shares did not respond. The Chair of the Board, Phillip Eyler, led most of these meetings with members of the management team in attendance.
In general, we learned that shareholders were supportive of our approach to compensation and feedback did not suggest that we make major changes to the structure of our compensation program. Specifically, shareholders expressed strong support for the Company’s shift to use of performance based stock award units that incorporate a total shareholder return
(TSR) component as further discussed herein.
In addition to this targeted outreach ahead of the 2026 Annual Meeting, we also regularly engage with our shareholders in the ordinary course of our investor relations activities. In total, between January 2025 and March 2026, we engaged with shareholders representing more than 60% of our outstanding shares.
Changes Made in 2025
In determining our compensation practices for fiscal year 2025, the Compensation Committee was mindful of feedback provided by shareholders and the results of our most recent advisory vote on executive compensation, as well as the need to execute on our business transformation to create a more durable operating model. For fiscal year 2025, Sleep
Number took the following actions:

Category	Description of Changes
Peer Group	Our peer group was updated in 2025 to ensure it continues to reflect our scale, industry and strategic direction as a sleep wellness company.
Annual Incentive Plan (AIP)	We remain committed to defined and measurable AIP goals and metrics. These changes are described in more detail in the AIP section.
Equity Awards	We added a Relative Total Shareholder Return modifier to the 2025 PSU awards granted to our NEOs.
Changes Made in 2026
In 2026, the Compensation Committee continued to refine our executive compensation program to further align pay with shareholder interests and Company priorities. For 2026 PSU grants, we will continue to use a Relative Total Shareholder
Return (TSR) modifier to reinforce alignment with shareholder outcomes. We are also enhancing our performance metrics by incorporating Free Cash Flow (FCF) as a key PSU measure, alongside Net Sales. Free Cash Flow is an increasingly important indicator of our performance in the current environment, as it reflects the Company’s ability to convert results into usable cash - supporting debt service and reduction, funding growth initiatives, and strengthening our overall liquidity.
The Committee believes this metric appropriately reinforces our operational discipline and value creation.

30 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Company Performance

Full-year financial results include:
•Net sales of $1.4 billion (-16% vs. 2024)
•Net operating loss (NOL) of $46.6 million (-303.7% vs.
2024)
•Total Operating Expense reduction of $100.4 million
•Adjusted EBITDA of $78.3 million (-34.6% vs. 2024)
•Diluted loss per share of $5.77 down from diluted loss per
share of $0.90 in 2024
•Cash used in operating activities of $3.3 million and cash
used in purchases of capital expenditures of $14.4 million
•Adjusted return on invested capital (ROIC) of -4.0%
•Net leverage ratio of 4.1x EBITDAR (adjusted EBITDA plus
consolidated rent expense) at the end of 2025 vs. covenant
maximum of 4.5x; $58 million of liquidity remained against
current credit facility at the end of 2025
Performance metrics in our compensation program:
Long-term Incentive Plan
Net Sales growth
NOP growth
Relative Total Shareholder Return
Share price

Annual Incentive Plan
Adjusted EBITDA

The following are historical results on key financial metrics.

Revenue ($B)
$1.3
$1.4
$1.5
$1.7
$1.9
$2.2
$2.1
$1.9
$1.7
$1.4
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Adjusted EBITDA ($M)
$146
$169
$166
$190
$268
$277
$148
$127
$120
$78
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Note: For additional information on our non-GAAP financial measures, such as adjusted EBITDA and adjusted ROIC, and their reconciliation to operating income and net income, as applicable, see “Non-GAAP Data Reconciliations” on pages 44 through 46 of our Annual Report on Form 10-K filed on March 12, 2026.
Refer to our Annual Report on Form 10-K filed on March 12, 2026, and our Corporate Sustainability Report, posted within the Investor Relations section of our Company website, for additional information on these and other 2025 financial measures. The information contained in our Corporate Sustainability Report is not incorporated by reference into, or considered a part of, this Proxy Statement.

31 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Pay and Performance Alignment
The following is a summary of our Company Performance that determined the actual payouts earned for our 2025 Annual
Incentive Plan (AIP) and 2023 Performance Stock Units (PSUs). Across all NEOs, realizable pay decreased with declining
TSR and financial performance, demonstrating strong pay-for performance alignment. The performance and payouts for these incentive programs are described in more detail later in this CD&A.

Element	Performance Achieved	Payout Earned
2023 PSUs (performance period of fiscal years 2023 through 2025)
Annual growth rate achieved:
-  2023:  net sales -10.7% and NOP -66.2%
-  2024:  net sales -10.9% and NOP -0.3%
-  2025:  net sales -16.1% and NOP -303.7%
Average difference between adjusted ROIC
and WACC was -413 basis points

No payout was earned (compared to no payout of
target for the 2022 PSUs). The 2023 PSU payout
was an average of the percent of target earned
by year.
-  2023:  0%
-  2024:  0%
-  2025:  0%
The ROIC modifier did not apply since no payout
was earned.

2025 AIP	Adjusted EBITDA for 2025 was $78.3 million, which was 63% of the goal for target payout.	No payout was earned.
Benchmarking
With the assistance of independent compensation consultant Frederic W. Cook & Co., Inc. (FW Cook), the Compensation
Committee considers market data on base salary, target total cash compensation and target total direct compensation when establishing compensation levels for executive officers. The sources for this market comparison are from peer group pay data (most recent disclosures) and certain retail, technology or general industry surveys from third parties. For each executive, we attempt to match as closely as possible our position to what is most comparable in our peers or the surveys.
The Compensation Committee generally seeks to align target total direct compensation opportunities with the market median, while providing opportunity for top quartile compensation for Company performance above established goals and below median compensation for performance below goal. Additionally, performance goals are set with consideration of peer group and industry performance.
2025 Peer Group
The Compensation Committee, in consultation with independent compensation consultant FW Cook, annually reviews the appropriateness of the size, structure, business focus and related aspects of the companies in our industry peer group.
The selected peer group consists of publicly traded companies whose net sales are within a range of one-third to three times and market cap reasonably within our own comparable metrics, and that are involved in household and home furnishing, appliances or retail industries with a focus on products delivered direct to consumers. The selection criteria also consider factors such as whether the Company has products driven by innovation or services delivered by technology.

32 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee at its meeting on September 17, 2024, approved the peer group as listed below. The peer group was changed from the prior fiscal year to better reflect Sleep Number’s size and strategic direction. This is the peer group that was utilized in the benchmarking reviewed by the Compensation Committee for compensation actions approved during 2025 including the actions effective in March 2025 and described in this 2026 Proxy Statement:
•Conn’s, Inc. was removed due to their announced bankruptcy
•Haverty Furniture Companies, Inc.’s was added to provide additional furniture retailer representation

The Aaron’s Company, Inc. Arlo Technologies, Inc. Dolby Laboratories, Inc. Ethan Allen Interiors, Inc. Haverty Furniture Companies, Inc. HNI Corporation Inspire Medical Systems, Inc. iRobot Corporation	La-Z-Boy Incorporated Leggett & Platt, Incorporated Miller Knoll Peloton Interactive, Inc. RH Steelcase Inc. Sonos, Inc. Somnigroup International Inc. (formerly Tempur Sealy International, Inc.)
At its meeting on September 16, 2025, the Compensation Committee reviewed the peer group composition relative to the selection criteria utilized in evaluating peer companies while considering the strategic direction of Sleep Number. The following adjustments were made to the peer group, which was then utilized in benchmarking for compensation actions considered in early 2026:
•The Aaron’s Company, Inc. was removed as it was acquired by IQVentures in October 2024.
•Dolby Laboratories, Inc. was removed because of its market-capitalization misalignment.
•Beyond, Inc., The Lovesac Company and OneWater Marine Inc. were added.
Pay Governance Best Practices
In order to meet the key objectives of our executive compensation program, the Company has adopted a strong corporate governance framework with the following practices and policies that help ensure alignment with shareholder interests.
There have been no changes to these policies or practices since the last disclosure in the 2025 Proxy Statement.

Compensation Practice	Sleep Number Policy or Practice
Pay for performance	Yes	A significant percentage of the total direct compensation package is performance based.
Robust stock ownership guidelines	Yes	Executive officers and Directors are subject to stock ownership guidelines.
Annual shareholder “Say on Pay”	Yes
We value our shareholders’ input on our executive compensation programs. Our
Board of Directors seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in our CD&A, tabular disclosures and related narrative of this Proxy Statement.

Annual compensation risk assessment	Yes	A risk assessment of our compensation programs is performed on an annual basis.

33 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

Compensation Practice	Sleep Number Policy or Practice
Clawback provisions	Yes
We adopted a Nasdaq-compliant Executive Clawback and Forfeiture Policy, replacing our prior clawback and forfeiture policy, that requires the Compensation
Committee to seek recoupment, forfeiture or cancellation of certain compensation of our Section 16 officers, as identified by us under Item 401(b) of Regulation S-K, in the event of an accounting restatement due to the material noncompliance of the
Company with any financial reporting requirements under the securities law, including any required accounting restatement to correct an error in previously issued financial statements. There is also a clawback provision in both time-based
(RSU) and performance-based (PSU) LTI award agreements that allows for the forfeiture and recovery of LTI granted, earned, vested or paid out if the participant violates a confidentiality agreement that must be accepted as a condition of receiving the LTI award.

Independent compensation consultant	Yes	The Compensation Committee retains an independent compensation consultant to advise on the executive compensation program and practices and assist in the benchmarking of compensation levels.
Double-trigger vesting	Yes
If outstanding LTI grants are assumed or substituted upon a change-in-control, the vesting of the LTI grants will only be accelerated if the executive is terminated without cause or terminates with good reason within two years of the change-in-
control (i.e., “double trigger vesting”).

Hedging of Company stock	No
Directors, executive officers, director-level and above team members, and other team members designated by the Company from time to time as insiders may not directly or indirectly engage in transactions intended to hedge or offset the market value of Sleep Number common stock (Company securities) owned by them, including, but not limited to, the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Insiders are also prohibited from engaging in short sales of Company securities and from trading in any form of publicly traded options, such as puts, calls or other derivatives of the Company’s securities.

Pledging of Company stock	No
Directors, executive officers, director-level and above team members, and other team members designated by the Company from time-to-time as insiders may not directly or indirectly pledge Company securities as collateral for any obligation, including purchasing Company securities on margin, holding Company securities in any account which has a margin debt balance, borrowing against any account in which Company securities are held or pledging Company securities as collateral for a loan.

Tax gross-ups	No	We do not provide tax gross-ups to our executive officers, other than for relocation benefits that are applied consistently for all team members.
LTI Grant Practices and Procedures Policy	Yes
We have a policy that documents the practices and procedures for making LTI grants to eligible team members including executive officers. This policy specifies approval procedures, timing of awards and the award formulas that determine the number of options or RSUs granted.

Repricing of stock options	No	Our equity incentive plan does not permit repricing of stock options without shareholder approval or the granting of stock options with an exercise price below fair market value.
Employment contracts	No	None of our NEOs has an employment contract that provides for continued employment for any period of time.

34 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
PAY ELEMENTS: WHAT WE DESIGNED, TARGETED AND PAID
2025 Compensation Structure
•Our NEOs’ total direct compensation (TDC) is comprised of a base salary, an annual incentive (AIP or bonus) and stock awards or long-term incentive (LTI). Each NEO also had some additional pay elements which are detailed on the Summary Compensation Table and in the pages that follow.
•We generally seek to align TDC opportunity within a competitive range of market median.
•See “New CEO Hire Package” section beginning on page 42 for details on the new hire pay package for our CEO,
Linda Findley. In addition, see “New CFO Hire Package” section beginning on page 44 for details on the new hire pay package for our CFO, Amy O’Keefe.
•32% of our CEO’s (Linda Findley) and 45% of our other NEOs’ (Amy O’Keefe, Melissa Barra, Samuel Hellfeld, Chris
Krusmark) target TDC was performance-based, while 91% of our CEO’s and 69% of our other NEOs’ target TDC was at-risk.
•To conserve shares utilized, the following changes were made to our LTI practices:
◦We limited the use of Performance Stock Units (PSUs) and continued to exclude the use of Non-Qualified Stock
Options, which have a more dilutive effect on our share pool.
◦LTI awards for our NEOs were made in 50% Performance Share Units and 50% Restricted Stock Units;
◦We maintained our methodology for calculating the number of shares issued under the 2020 Plan. Instead of basing the number of shares on the average closing price of the 20 days prior to the grant date ($12.11), we used the average 2024 share price of $13.81.
•NEOs’ realized pay varies significantly due to the high percentage of TDC that is at risk, as well as the changes in LTI practices; the following pages will illustrate how Sleep Number’s compensation plans are closely connected to the
Company’s performance.
Base Salary
•The Compensation Committee determines base salaries for NEOs each year considering multiple factors, including positioning against external benchmarks, personal performance and contributions, internal equity, succession planning, retention objectives and budget.
•Salaries comprised 9% of our CEO’s and an average of 31% of our other NEOs’ TDC in 2025.
•The Compensation Committee approved the salary adjustments below effective April 14, 2025. These decisions were based on recognizing individual performance and contributions, as well as the NEOs’ pay positioning against external benchmarks.

Name	Base Salary at April 14, 2024 (Annualized)	Base Salary at April 14, 2025 (Annualized)
Shelly Ibach(1)	$1,200,000	$1,200,000
Linda Findley(2)	$—	$1,200,000
Francis Lee(3)	$631,250	$631,250
Amy O’Keefe(4)	$—	$625,000
Andrea Bloomquist(5)	$623,354	$623,354
Kevin Brown(6)	$538,777	$538,777
Melissa Barra	$614,482	$614,482
Samuel Hellfeld	$549,938	$577,435
Christopher Krusmark(7)	$449,378	$500,000
(1)  Ms. Ibach role as President and Chief Executive Officer ended on April 6, 2025, but remained in a non-executive management role through May 31,
2025. Ms. Ibach continued to serve as a non-employee strategic consultant to the Company through December 31, 2025.

35 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
(2) Reflects Ms. Findley’s base salary upon her hire date effective April 7, 2025.
(3) Mr. Lee separated from the Company effective August 15, 2025.
(4) Reflects Ms. O’Keefe’s base salary upon her hire date effective December 8, 2025.
(5) Ms. Bloomquist separated from the Company effective May 31, 2025.
(6) Mr. Brown separated from the Company effective April 16, 2025.
(7) Mr. Krusmark’s base salary was updated from $449,378 to $500,000 effective April 27, 2025, and in connection with his promotion.
Annual Incentive Plan (AIP)
Design Overview
All Sleep Number team members participate in a variable pay program as part of our compensation philosophy to create alignment between pay and performance. Our Annual Incentive Plan (AIP) provides our executive officers and approximately 1,000 of our team members with an annual incentive opportunity contingent upon our adjusted EBITDA performance. Our remaining team members are part of personal performance or commission-based variable pay programs.
Adjusted EBITDA is a useful indicator of our annual financial performance and our ability to generate cash flow from operating activities, which we believe to be an important source of our shareholder value creation. We define adjusted
EBITDA as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation expense, restructuring costs, CEO transition/proxy contest costs and asset impairments (as detailed in our quarterly and annual financial filings). For additional information on adjusted EBITDA, including a reconciliation to net income see “Non-GAAP Data Reconciliations” on pages 44 through 46 of our Annual Report on Form 10-K filed on
March 12, 2026.
The design of our AIP has three main components that determine the amount of the payout earned by our NEOs for
Company performance: (a) base salary earned for the fiscal year, (b) the target incentive opportunity (as a % of base salary earned), which is set each year by the Compensation Committee considering market data and the NEO’s position and (c) the percent of the target payout earned for the year (based on Company performance measured against goals for adjusted EBITDA). It is the combination of these three components that results in the final AIP payout earned for our
NEOs.

Base Salary Earned	X	AIP Target Incentive (% of Base Salary)	X	% of Target Payout (earned for adjusted EBITDA performance vs. goals)	=	AIP Annual Payout Earned
Individual Target Incentive
Each executive officer has a target incentive that is expressed as a percent of the actual base salary earned for the fiscal year. The Compensation Committee reviews these targets annually to ensure that they are aligned within a competitive range of the median target incentives and total cash opportunities of our peers and the market (See “2025 Peer Group” on page 31 and approach to “Benchmarking” on page 31). The 2025 AIP target incentive percentage of base salary did not change for any NEOs.

Name	AIP Target Incentive for 2025 (% of actual base salary earned)
Linda Findley	125%
Other NEOs	70%

36 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
2025 Performance Goals
The Compensation Committee approved the following performance goals and range of payout opportunities for the 2025
AIP. These goals and payout opportunities were set to provide a strong motivation for achievement of performance objectives and a reasonable sharing rate of incremental adjusted EBITDA. The following is an overview of the goals and payout levels that were approved for the 2025 AIP:
EBITDA Performance:
•Target - The performance goal for the target payout of 100% was set at adjusted EBITDA of $125.0 million, which was equal to the Company’s Annual Operating Plan (AOP) for 2025. This represented a 4.5% increase compared to our
2024 results.
•Maximum - The performance goal for the maximum payout of 200% was set at adjusted EBITDA of $162.0 million, which was 29.6% above AOP and a 35.5% increase over 2024 results. The 200% payout opportunity is designed to reward breakthrough performance.
•Threshold - The performance goal for the threshold payout of 25% was set at adjusted EBITDA of $100.0 million, which was 20.0% below AOP and 16.4% below 2024 results. This represented an appropriate starting point for the threshold payout and was aligned with the approach taken by many of our peers and other similarly sized companies.

	AIP Payout Earned (% of Target)	Annual Adjusted EBITDA Goals (in millions)	% of AOP Achieved
Threshold	25%	$100	80%
Target	100%	$125	100%
Maximum	200%	$162	130%
2025 AIP Payout
Our adjusted EBITDA for 2025 was $78.3 million, down 34.6% from 2024 actual and 37.4% below the Company’s AOP, which was the goal for target payout. For this level of adjusted EBITDA, no payout was earned for 2025 AIP. No adjustments were made to our reported adjusted EBITDA results in this determination of the AIP payout for 2025.
The following table shows the full-year AIP target earned for 2025 by each NEO.

Name(7)	2025 Base Salary Earned	2025 AIP Target (% of Salary)	2025 AIP Target Incentive Opportunity	2025 AIP Actual Payout Earned $	2025 Actual Payout Earned %
Shelly Ibach(1)	$530,769	140.0%	$743,077	$—	—%
Linda Findley(2)	$853,846	125.0%	$1,067,308	$—	—%
Francis Lee(3)	$412,740	70.0%	$288,918	$—	—%
Robert Ryder(4)	$—	—%	$—	$—	—%
Amy O’Keefe(5)	$—	—%	$—	$—	—%
Andrea Bloomquist(6)	$275,714	70.0%	$193,000	$—	—%
Kevin Brown(7)	$171,994	70.0%	$120,396	$—	—%
Melissa Barra	$614,482	70.0%	$430,137	$—	—%
Samuel Hellfeld	$568,975	70.0%	$398,283	$—	—%
Christopher Krusmark	$482,477	70.0%	$337,734	$—	—%
(1)  Ms. Ibach role as President and Chief Executive Officer ended on April 6, 2025, but remained in a non-executive management role through
May 31, 2025. Ms. Ibach continued to serve as a non-employee strategic consultant to the Company through December 31, 2025.
(2) Reflects Ms. Findley’s base salary upon her hire date effective April 7, 2025.
(3) Mr. Lee separated from the Company effective August 15, 2025.
(4) As interim Chief Financial Officer, Mr. Ryder was not eligible for AIP.
(5) Ms. O’Keefe was not eligible for 2025 AIP given her hire date of December 8, 2025.
(6) Ms. Bloomquist separated from the Company effective May 31, 2025.
(7) Mr. Brown separated from the Company effective April 16, 2025.

37 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Long-Term Incentive Plan (LTI)
Design Overview
LTI is the largest component of the total direct compensation opportunity for our executive officers. It provides a reward opportunity that is directly aligned with the long-term interest of our shareholders. Our Performance Share Units (PSUs)
only payout value if we achieve long-term Company performance goals; and our Restricted Stock Units (RSUs) value is aligned to our stock price appreciation. The grants have multi-year vesting requirements which also assist in the retention of our executive team, which we believe is especially important to execute our strategy.
In 2025, Sleep Number adjusted its equity plan design for our executive officers in an effort to conserve shares available under the plan. These changes included:
•Limiting the use of Performance Stock Units (PSUs) and eliminating the use of Non-Qualified Stock Options, which have a more dilutive effect on the 2020 Plan;
•Adjusting our methodology for calculating the number of shares issued under the 2020 Plan. (Instead of basing the number of shares on the average closing price of the 20 days prior to the grant date ($12.11), we used the average
2024 share price of $13.81.)
The design of our LTI includes two types of annual equity grants: Performance Stock Units (PSUs) and Restricted Stock
Units (RSUs). For 2025, our executive officers received an annual total LTI grant value that was split 50% in PSUs and
50% in RSUs. This combination balances performance- and time-based awards to appropriately reward our executive officers for achieving long-term profitable growth and the creation of shareholder value.

Total LTI Grant Value	X	50%	=	PSUs (Target Grant Value)	}	PSU grants only have payout value if Company performance goals are achieved; RSU value is directly tied to stock price performance

	X	50%	=	RSUs (Grant Value)
As a condition of accepting any LTI grant, our executive officers agree to reasonable restrictions on their activities during and for a reasonable period of time after their respective termination of employment, including, but not limited to, and where permitted by law, the assignment of inventions, non-competition, non-solicitation, confidentiality and an agreement to arbitrate disputes.
PSU Grants
PSUs become vested on the third anniversary of the grant date, and a percent of target is earned, provided performance exceeds established threshold goals, and paid out based on Company performance against annual growth goals over a three-year performance period. The performance metrics for 2025 PSUs are annual growth in net sales and NOP over fiscal years 2025, 2026 and 2027. At the end of the three-year performance period, the payout for PSUs is determined based on the average of the payouts earned for each of the three years in the performance period, with net sales and
NOP equally weighted each year. By assessing growth achieved each year relative to long-term growth goals, our executive officers are able to make the appropriate investments in the business during ever-changing market and competitive environments while prioritizing long-term sustainable profitable growth.
Prior to the grant date, the Compensation Committee established annual growth goals for each of the three years, considering the Company’s long-range strategic plan and performance growth targets. Performance against these annual growth goals will determine the percent of target payout earned for net sales and NOP for the entire performance period.
The annual measurement for either metric can yield a payout ranging from 50% to 200% of target, with no payout being earned if performance is below the goal for a threshold payout.

38 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
New for 2025 PSUs, at the end of the three-year performance period, the payout earned under the PSUs may be adjusted by a relative total shareholder return (TSR) modifier. The adjustment based on TSR is determined based on the schedule below. Under no instance shall the TSR modifier adjust the award above 200% of target.

Performance Levels	Relative TSR Percentile	Relative TSR Modifier
Threshold	Below 25th Percentile	80%
Target	25th - 75th Percentile	100%
Maximum	Above the 75th Percentile	120%
The following chart illustrates how the overall payout for 2025 PSUs, covering the 2025 to 2027 period, will be determined.

Net Sales			NOP
2025	Net sales annual growth each year	% of target payout earned for net sales each year	2025	NOP annual growth each year	% of target payout earned for NOP each year
2026			2026
2027			2027
Three-year average % of target earned for net sales			Three-year average % of target earned for NOP

Overall payout:	Average of the % of target payout earned for net sales and NOP each year (equal weighting) times the target number of PSUs granted; then subject to a relative TSR modifier.
In an effort to conserve shares issued under the Plan, the target number of PSUs for the 2025 award was determined by dividing the grant value (equal to 50% of the executive officer’s total LTI grant value) by the average 2024 share price of
$13.81. See the footnotes to the “Summary Compensation Table” on page 49 and “Grants of Plan-Based Awards” on page
51 for a description of how grant date fair value is determined for purposes of the disclosure in these tables.
RSU Grants
Restricted stock units vest in three equal annual installments on each of the anniversaries following the grant date.
The number of stock options granted in 2025 was determined by dividing the RSU grant value (50% of the executive officer’s total LTI grant value) by the average 2024 share price of $13.81. See the footnotes to the “Summary
Compensation Table” on page 49 and “Grants of Plan-Based Awards” on page 51 for a description of how grant date fair value is determined for purposes of the disclosure in these tables.
LTI Grant Values
The Compensation Committee approves a total LTI grant value for each executive officer, considering the executive officer’s performance and level of responsibility, as well as the competitive positioning of the officer’s targeted total direct compensation. The Compensation Committee seeks to make annual LTI grants to provide a total direct compensation opportunity that is within a competitive range of the market median.
The following table summarizes the annual LTI grants made to our NEOs in 2025, and the split in grant value between
PSUs (50%) and RSUs (50%). See “Grants of Plan-Based Awards” on page 51 for more information on these awards. As noted earlier, the number of PSUs and RSUs granted was based on the average 2024 share price of $13.81 rather than basing the number of shares on the average closing price of the 20 days prior to the grant date ($12.11), which has been our historical practice for calculating the number of shares issued under the 2020 Plan.

39 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

Name	Annual LTI Grants during 2025 (Granted March 15, 2025, except as noted below)
	PSU Grant Value at Target	RSU Grant Value	Total Intended LTI Grant Value (Shares Determined Using 2024 Avg Share Price of $13.81)	Grant Date Fair Market Value (Based on Grant Date Price of $7.35)
Linda Findley(1)	$2,500,000	$7,500,000	$10,000,000	$3,671,258
Francis Lee(2)	$550,000	$550,000	$1,100,000	$585,457
Andrea Bloomquist(3)	$500,000	$500,000	$1,000,000	$532,228
Kevin Brown(4)	$337,500	$337,500	$675,000	$359,253
Melissa Barra	$500,000	$500,000	$1,000,000	$532,228
Samuel Hellfeld	$412,500	$412,500	$825,000	$439,089
Christopher Krusmark	$275,000	$275,000	$550,000	$292,736
(1) The Compensation Committee approved a special LTI grant for Ms. Findley as part of her CEO hiring package. The LTI grant value was
$10,000,000. This grant was in the form of PSUs and RSUs weighted 25% and 75%, respectively. The date of the grant was April 15, 2025. The average 2024 share price of $13.81 was used to align Ms. Findley’s awards with other team members. The PSU award has a cliff vesting of three years and includes the same performance metrics as the other NEOs. The RSU awards vest ratably over three years with the award becoming fully vested three years from the date of grant subject to the terms and conditions of the applicable award agreements. The grant date fair value listed in the table above is based on $5.07, the closing price of the Company’s common stock on the Nasdaq Stock Market on April 15, 2025. See “Grants of
Plan-Based Awards” on page 51 for more information on these awards.
(2) Mr. Lee separated from the Company effective August 15, 2025. Mr. Lee forfeited the LTI grants upon separation.
(3) Ms. Bloomquist separated from the Company effective May 31, 2025. Ms. Bloomquist forfeited 33,662 shares of the RSU grant and 33,665 shares of the PSU grant upon separation. In accordance with the retirement provisions of the award agreements, 2,544 shares vested of the RSU grant upon separation and 2,541 shares of the PSU grant remain outstanding and unvested until March 2028.
(4) Mr. Brown separated from the Company effective April 16, 2025. Mr. Brown forfeited 23,725 shares of the RSU grant and 23,726 shares of the PSU grant upon separation. In accordance with the retirement provisions of the award agreements, 714 shares vested of the RSU grant upon separation and 713 shares of the PSU grant remain outstanding and unvested until March 2028.
Note: The actual grant date fair value for these LTI grants as disclosed in the Summary Compensation Table varies from the amounts shown above due to share count rounding and valuation assumptions as described in the footnotes to the “Grants of Plan-Based Awards” on page 51. Ms. Ibach did not receive LTI grants for 2025 as she announced her retirement in October 2024, Mr. Ryder did not receive LTI grants for 2025 as he was a non-employee of the Company and Ms. O’Keefe did not receive LTI grants for 2025 as she was hired effective December 8, 2025.
2023 PSU Payout
The 2023 PSUs covering the 2023 to 2025 period, which are similar in design to the 2024 PSUs, were granted on March
15, 2023 and vested on March 15, 2026. Based on net sales and NOP annual growth over the three fiscal years (2023,
2024 and 2025), no payout was earned for the 2023 PSUs.
The following are the annual growth goals that were established for the 2023 PSU grant.

	% of Target Payout Earned	Annual Growth in Net Sales	Annual Growth in NOP	Average Difference in Basis Points Between Adjusted ROIC and WACC	% Reduction in Target Number of PSUs
Threshold	50%	3%	4%	300 or more	No reduction
Target	100%	5%	8%	200 to 299	-5%
Maximum	200%	12%	12%	100 to 199	-10%
				1 to 99	-15%
				0 or less	-20%

40 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
The following chart shows the actual performance achieved for the performance period and how the total payout for 2023 of 0% of target was determined.

	Net Sales ($M)	% Annual Growth	% of Target Earned	NOP ($M)	% Annual Growth(2)	% of Target Earned	Average % of Target Earned
2023	$1,887	-10.7%	0%	$22.9	-66.2%	0%	0%
2024	$1,682	-10.9%	0%	$22.9	-0.3%	0%	0%
2025	$1,411	-16.1%	0%	$(46.6)	-303.7%	0%	0%
	Three-year average:		—%	Three-year average:		0%	0.0%
Total payout actually earned: 0% of target
(equal weighting of average payout earned on Net Sales and NOP)
The following chart shows the calculation of the average difference between adjusted ROIC and WACC for the performance period.

	Adjusted ROIC	WACC	Adjusted ROIC Premium in Basis Points vs. WACC
2023	7.8%	9.1%	-130
2024	7.6%	7.8%	-20
2025	(4.1)%	6.8%	-1,090
	Three-year average:		-413
ROIC modifier was not applied to this payout due to no payouts being earned. The three-year average discount of 413 basis points would have reduced the payout by 20%.
Long-Term Retention Awards
On March 12, 2025, concurrent with the appointment of the Company’s new CEO, the Compensation Committee
approved cash-based retention awards for members of the executive management team in amounts ranging from
$300,000 to $800,000 in view of the Company’s retention profile and prevailing market practices for executive retention during a CEO transition. The awards were structured in cash to preserve shares available under the Plan and vest in equal installments on the first and second anniversaries of the awards subject to continued employment and other terms such that they are forfeited if the continued service requirement is not satisfied. Ms. Barra and Mr. Hellfeld each received awards valued at $800,000, Mr. Lee, Ms. Bloomquist and Mr. Krusmark each received awards valued at $600,000, and
Mr. Brown received an award valued at $300,000. Mr. Lee, Ms. Bloomquist and Mr. Brown’s awards were forfeited because they did not met the continued employment requirement.
Benefits and Perquisites
Benefits
Our executive officers participate in the benefit programs provided to our benefit eligible team members. This includes
Company provided medical, dental, basic life, short-term disability, long-term disability and a matched 401(k) plan. Our
NEOs participate in the 401(k) plan on the same basis as all other team members. There is no supplemental matching program, excess plan or other executive retirement program. The value of the 401(k) matching contribution made by the
Company for our NEOs is included in “All Other Compensation” as disclosed in the “Summary Compensation Table” on page 49. Effective October 10, 2025, the Company suspended the 401(k) matching contribution due to current business performance.
Non-Qualified Deferred Compensation Plan
As described in more detail on page 54, our executive officers, along with other leaders, may elect to defer a portion of their salary, AIP payout and PSU/RSU payout under this non-qualified deferred compensation plan. The Company does not make any contributions to this plan on behalf of participants. The plan offers a range of investment options for the

41 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
tracking of an investment return on the deferrals, and participants can elect how their deferrals will be distributed in the future.
Executive Benefits and Perquisites
Consistent with our commitment to emphasize pay for performance in our mix of total compensation, our executive officers receive very few executive benefits and perquisites. The Company provides two perquisites to our executive officers – financial counseling and an annual executive physical exam. The annual limit for financial counseling was
$20,000 for our CEO and $10,000 for our other NEOs. The Company pays for the cost after insurance coverage of an annual executive physical exam. Amounts reimbursed for financial counseling or the executive physical exam are fully taxable to the executive, and there is no “gross up” by the Company to cover these taxes for the executive. Additionally, the Compensation Committee approved the payment of certain one-time security enhancement costs and ongoing security monitoring expenses for Ms. Ibach when she was CEO that were recommended as part of a security study conducted by an independent third-party security consultant. The total amount paid by the Company in 2025 that was included in the “All Other Compensation” column of the “Summary Compensation Table” on page 49 was $25,574, which represents security monitoring costs for Ms. Ibach. Ms. Findley did not incur any security costs in fiscal year 2025.
Employment Agreements
We do not have employment agreements with any of our executive officers that provide for continued employment for any period of time.
Severance Plan
Our executive officers and other key leaders of the Company participate in the Sleep Number Executive Severance Pay
Plan. This plan provides for severance pay, prorated incentive payment and other benefits such as outplacement and limited COBRA reimbursement in the event of involuntary termination of employment not for cause or termination for good reason, including for events following a change-in-control, as those terms are defined in the plan. This plan is described in more detail in the compensation table in the section labeled “Potential Payments Upon Termination or Change in Control”
starting on page 55.
Compensation Related to CEO Transition
CEO Transition and Advisory Agreement
As previously disclosed, on October 24, 2024 we entered into a Transition and Advisory Agreement with Ms. Ibach to facilitate a smooth leadership transition and ensure that the Company continues to benefit from Ms. Ibach’s relationships with key partners and suppliers and institutional knowledge. Pursuant to the agreement, Ms. Ibach retired as Chair at the
2025 Annual Meeting and thereafter served as a strategic advisor to the Board of Directors through the end of 2025.
As further described in a Form 8-K filed by Sleep Number on October 30, 2024, in exchange for Ms. Ibach remaining as an advisor with the Company, Ms. Ibach’s outstanding performance adjusted restricted stock unit (“PSU”) and stock option awards issued under our 2020 Equity Incentive Plan, as amended, (“2020 Plan”) were treated in accordance with the retirement provision of the award agreements, which provided for the treatment of such awards in the event of Ms. Ibach’s retirement at or beyond age 60 with five or more years of service with Sleep Number; provided, however, the
Compensation Committee waived the requirement, as applicable, that Ms. Ibach provides written notice of her intention to retire one year before her actual retirement date. Under such retirement treatment, Ms. Ibach’s outstanding PSU and stock option awards became fully vested upon her separation of employment from Sleep Number, and options will remain exercisable for three years after her separation of employment from Sleep Number, subject to a maximum exercise period of 10 years from the original grant date of the option awards. Ms. Ibach’s outstanding RSU awards issued under the 2020
Plan became fully vested upon her separation of employment from Sleep Number and were treated in accordance with the RSU award agreements provided that we waived the requirement that Ms. Ibach remain in continuous employment or service with Sleep Number during the regular vesting period set forth in the RSU award agreements.

42 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
In fiscal 2024, the Summary Compensation Table reflected the grant or modification date fair value of awards modified under Ms. Ibach’s Transition and Advisory Agreement, computed in accordance with FASB ASC Topic 718, in fiscal year
2024. See “Compensation related to CEO Transition” on pages 46 and 47 of our Definitive Proxy Statement filed on April
18, 2025 for additional information.
New CEO Hire Package
In connection with Linda Findley’s appointment as CEO on April 7, 2025, the Company entered into an offer letter with Ms.
Findley that documents, among other things, her compensation and employment terms. After the letter was executed, but prior to Ms. Findley’s start date and the grant date under her equity inducement awards, we reported our financial results for 2024 and provided details of our financial outlook. The Company’s stock price declined significantly on and after the date of that report. Because Ms. Findley’s inducement grant of equity was to be based, in some circumstances, on the stock price on the grant date (which was subsequent to the stock price decline), Ms. Findley, the Compensation
Committee and independent Directors, recognized that the inducement grant as originally structured would create more dilution than they anticipated at the time the offer letter was executed.
The Company and Ms. Findley reached an agreement to restructure the inducement grant, in the interests of shareholders, by using a notional share price based on the average closing price in 2024 to calculate the number of shares to be granted, adding additional performance metrics to the vesting conditions and as a multiplier on some of the equity awards and providing for a cash sign-on bonus, a portion of which Ms. Findley requested to use to purchase the
Company’s stock in the open market subject to our Insider Trading Policy.
The Compensation Committee, together with the other independent Directors, spent a significant amount of time evaluating and preparing Ms. Findley’s compensation package with the Compensation Committee’s independent compensation consultant. In approving the final terms of Ms. Findley’s compensation package, including the amendments to the initial compensation structure, they considered, among other things:
•Sleep Number’s critical need for a qualified leader to continue the business transformation;
•Ms. Findley’s experience and track record of performance and achievement in her previous roles;
•Ms. Findley’s total target direct compensation and benefits in her previous role;
•Sleep Number’s peer group, and the total compensation opportunity for CEOs of companies with whom the Company competes for talent;
•Our recent stock price decline; and
•The alignment of Ms. Findley’s compensation package with the Company’s pay for performance philosophy.
Based on such considerations, the Compensation Committee and the other independent Directors ultimately approved a compensation package for Ms. Findley as summarized below. Notably, the Compensation Committee determined not to increase her total direct compensation for 2026.

Compensation Element	Description	Rationale
Base Salary	Annual base salary of $1,200,000	Provides a predictable level of income
Annual Incentive Award	125% of base salary (target); 25% of target (threshold); 200% of target (maximum)(1)	Ties upside earning opportunity to Company and individual performance results
Annual Long-Term Incentive Award
Annual equity awards with a target value of
$5,000,000, with normal annual grants
commencing in 2026. The current mix of the annual
award is comprised of performance stock units
(50%) and time vested restricted stock units (50%).
Aligns Ms. Findley’s interests with those of our shareholders and motivates and rewards exceptional performance.

43 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

Compensation Element	Description	Rationale
Inducement Equity Grant – Time-Based RSUs with Performance Modifier
One-time RSU with Performance Modifier award of
362,057 shares.
•Award vests ratably over 3 years
•The final number of shares vesting may be
modified based on the average closing share
price for the 20-days prior to the vesting, with
100% vesting if the average share price is at or
below $13.81, 125% vesting if the average
share price is $30.00 and 200% vesting if the
average share price is greater than or equal to
$50.00. Payouts will be interpolated between
the points noted above.

Aligns Ms. Findley’s interests with
those of our shareholders and
motivates and rewards exceptional
performance.
Aligns Ms. Findley’s awards with that
of all other team members and the
Directors by basing the number of
shares granted on the share price of
$13.81, the average closing price in
2024.
Necessary to attract and retain a
qualified leader like Ms. Findley.

Inducement Equity Grant – Performance Share Units
2025 PSU award of 181,028 shares.
•Award cliff vests in 3 years.
•Performance metrics include Net Sales and
Net Operating Profit in fiscal years 2025, 2026,
and 2027.
•The final number of shares vesting may be
modified based on the Company’s relative Total
Shareholder Return (rTSR) versus the S&P
1500 Specialty Retail Index such that the
award may be increased by 20% if the
Company’s rTSR is within the top 25th
percentile of the index, and may be decreased
by 20% if the Company’s rTSR falls within the
bottom 25th percentile of the index. No
modification would occur if the Company’s
rTSR performance is between the 25th and 75th
percentile.

Inducement Equity Grant – Time-Based RSUs	2025 RSU award of 181,029 shares. •Award vests ratably over 3 years.
Inducement Cash Award
Sign-on cash bonus of $2,500,000 to be paid in
three installments: first installment of $1,250,000
on April 15, 2025, the second installment of
$625,000 on April 15, 2026, and the third
installment of $625,000 on April 15, 2027; Ms.
Findley will use the after-tax proceeds from the first
installment to buy, or enter into a trading plan to
buy, common stock in the open market in the
Company’s next open trading window, subject to
the Insider Trading Policy.
Ms. Findley purchased 104,520 shares of the
Company’s common stock at prices between $7.01
and $7.58 in May 2025.

Aligns Ms. Findley’s interests with
those of shareholders by requiring
Ms. Findley to use the after-tax
proceeds from the first installment to
buy, or enter into a trading plan to
buy, shares of the Company’s
common stock in the open market.
Necessary to attract and retain a
qualified leader like Ms. Findley.

Benefits and Perquisites
Company-provided medical dental, basic life, short-
term disability, long-term disability, matched 401(k)
plan, non-qualified deferred compensation plan,
financial counseling, executive physical and
relocation assistance.
Benefits are substantially similar to what are provided to other company employees Necessary to attract and retain a qualified leader like Ms. Findley.
(1) No payout was earned for 2025 AIP. See “Annual Incentive Plan (AIP): 2025 AIP Payout” on page 36 for additional details.

44 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Interim CFO Appointment
On July 18, 2025, the Company appointed Robert P. Ryder as the interim Chief Financial Officer (CFO) of the Company.
The Company paid a weekly fee of $58,750 as compensation for Mr. Ryder’s interim services, as well as reimbursement of Mr. Ryder’s reasonable and authorized travel expenses related to performance of the services. Mr. Ryder’s interim CFO services ended December 8, 2025, and he continued to serve in an advisory role until December 12, 2025.
New CFO Hire Package
On November 28, 2025, the Company appointed Amy K. O’Keefe as the Executive Vice President and CFO of the
Company effective December 8, 2025. Ms. O’Keefe’s compensation package is summarized below:

Compensation Element	Description
Base Salary	Annual base salary of $625,000
Annual Incentive Award	70% of base salary (target); 25% of target (threshold); 200% of target (maximum) beginning in fiscal 2026
Annual Long-Term Incentive Award
Annual equity awards with a target value of $1,200,000, with normal annual grants commencing in March 2027. The current mix of the annual award is comprised of performance stock units (50%) and time vested restricted stock units (50%).

Inducement Equity Grant – Time-Based RSUs	One-time RSU award with a value of $400,000 (69,742 shares) granted on December 15, 2025. •Award vests ratably over 3 years
Inducement Equity Grant – Performance Share Units
PSU award with a value of $800,000 (89,286 shares) granted on March 16, 2026
•Award cliff vests in 3 years.
•Performance metrics include Net Sales and Net Operating Profit in fiscal years 2026,
2027 and 2028.
•The final number of shares vesting may be modified based on the Company’s relative
Total Shareholder Return (rTSR) versus the S&P 1500 Specialty Retail Index such that the award may be increased by 20% if the Company’s rTSR is within the top 25th percentile of the index, and may be decreased by 20% if the Company’s rTSR falls within the bottom 25th percentile of the index. No modification would occur if the
Company’s rTSR performance is between the 25th and 75th percentile.

Inducement Equity Grant – Time-Based RSUs	RSU award with a value of $600,000 (66,965 shares) granted on March 16, 2026 •Award vests ratably over 3 years.
Relocation Expense	One-time relocation payment of $150,000 plus an additional amount based on a 40% tax rate to help cover applicable taxes for a total payment of $250,000 subject to tax withholding.
Benefits and Perquisites
Company-provided medical dental, basic life, short-term disability, long-term disability, matched 401(k) plan, non-qualified deferred compensation plan, financial counseling, executive physical and relocation assistance.

45 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERSIGHT AND PROCESSES
Compensation Philosophy and Approach
Our executive compensation program is designed to support our long-term strategic orientation. It is competitive, heavily weighted toward performance-based incentive programs and allows for appropriate risk taking and investments in the business as we execute our strategy. Our incentive programs reward our executive officers for superior performance to deliver sustainable, profitable growth. The incentive opportunities are tied to multiple financial metrics that support our business strategy and are aligned with stakeholder interests.
Our executive compensation program is designed to:
•Attract, motivate and retain a talented management team to achieve superior Company performance that is sustainable over time;
•Provide a market competitive total compensation opportunity that is predominantly performance based and at risk;
•Reward executives for achieving financial performance goals and creating shareholder value; and
•Reinforce our philosophy of pay for performance with opportunities to earn market competitive compensation.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount a publicly held Company can deduct in any tax year on compensation paid to each “covered employee” which includes our NEOs. While the
Compensation Committee considers tax deductibility as one of many factors in determining executive compensation, the
Compensation Committee will award or modify compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company.
We currently expect that we will continue to structure our executive compensation program consistent with our pay for performance philosophy so that a significant portion of total executive compensation is linked to Sleep Number’s performance.
Compensation Committee and Governance
The Compensation Committee is comprised entirely of independent, non-employee Directors. The key responsibilities of the Compensation Committee as outlined in its charter include:
•Review and approve the Company’s compensation philosophy;
•Establish executive compensation structure and programs designed to motivate and reward superior Company performance;
•Lead the Board of Directors’ annual process to evaluate the performance of the CEO;
•Determine the composition and value of compensation for the CEO and other executive officers including base salaries, annual cash incentive awards, long-term equity-based awards, benefits and perquisites;
•Establish, administer, amend and terminate executive compensation and major team member benefit programs;
•Periodically review the Company’s succession and management development plans for the CEO and other executive officers;
•Periodically review the Company’s objectives and programs for talent management, including initiatives focused on wellbeing and diversity, equity and inclusion;
•Assess management development progress and talent depth, organizational strategy and succession planning for key leadership positions in the context of the Company’s strategic, operational and financial growth objectives; and
•Establish structure and amount of non-employee Director compensation.

46 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
To the extent determined by the Compensation Committee, and subject to the requirements of applicable law, the
Compensation Committee may delegate duties and responsibilities to one or more members of the Compensation
Committee or others.
The Compensation Committee usually meets five to six times per year, in person or virtually to conduct normal committee business. Our CEO and certain members of our management team and the Compensation Committee’s independent compensation consultant may be invited to attend all or a portion of a Committee meeting, depending on the nature of the agenda. The Compensation Committee meets in executive session, as needed, without members of management present. In addition to these normal meetings, in 2025 the Compensation Committee held several additional ad hoc meetings relating to CEO succession planning.
Our CEO nor any other member of our management team votes on any matters before the Compensation
Committee. The Compensation Committee, however, solicits the views of our CEO on compensation matters, other than her own, and particularly with respect to the compensation of members of the management team reporting to the
CEO. The Compensation Committee also solicits the views of other members of senior management and the Company’s
Human Resources leaders on topics related to key compensation elements and broad-based team member benefit plans.
Role of Independent Compensation Consultant
Under its charter, the Compensation Committee has the authority to retain and consult with independent advisors to assist in fulfilling their responsibilities and duties. To maintain the independence of these advisors, use by the Company of any of these advisors for work other than that expressly commissioned by the Compensation Committee must be approved in advance by the Compensation Committee.
Since fiscal 2013, the Compensation Committee has retained FW Cook as its independent compensation consultant. At the Compensation Committee’s request each year, FW Cook certifies that it continues to be an independent advisor and discloses information in a letter to the Compensation Committee that demonstrates this independence. The Compensation
Committee assessed this certification and disclosure information and concluded that no conflict of interest or independence concerns exist in the engagement of FW Cook as the Compensation Committee’s independent compensation consultant. In the course of its engagement, the independent compensation consultant:
•Provides on-going assessment of each of the principal elements of the Company’s executive compensation program;
•Advises the Compensation Committee on the design of both the annual cash incentive plan and the long-term equity incentive program;
•Works with the Compensation Committee and representatives of senior management to assess and refine the
Company’s peer group for ongoing comparative analysis purposes;
•Provides the Compensation Committee with updates related to regulatory and legislative matters;
•Reviews market data, trends and analyses based on proxy data for our peers and other data sources to inform executive compensation levels and design; and
•Provides advice and guidance to the Compensation Committee on pay actions for executives.
CEO Assessment Process
The Compensation Committee evaluates the CEO’s performance by soliciting input from all members of the Board. The
Board also assesses the CEO’s performance against objectives incorporating key strategic and operational factors, including growth, profitability, innovation, advancement of strategic initiatives, leadership, organizational development, integrity and stakeholder relations. The CEO performance feedback from all independent Board members is consolidated into a report which is the basis of a full Board discussion in Executive Session led by the Chair of the Compensation
Committee. The Board’s assessment of CEO performance is a major consideration in determining any compensation adjustments for the coming year.

47 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Compensation Risk Assessment
Based on an annual risk assessment, the Company has determined that none of its compensation policies, practices or programs is reasonably likely to have a material adverse effect on the Company. The results of this risk assessment were shared with the Compensation Committee.
Insider Trading Policy
We have adopted an Insider Trading Policy that applies to our Directors, officers and all team members who have access to material, nonpublic information regarding Sleep Number. As described in the policy, filed as Exhibit 19.1 to the
Company’s Annual Report on Form 10-K filed on March 12, 2026, the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards.
Grant of Certain Equity Awards
Similar to 2024, in 2025 we adjusted our equity plan design for our executive officers in an effort to conserve shares available under the plan. During the last completed fiscal year no options, SARs or similar option-like instruments were awarded to our executive officers or any other team member. In the past when we have granted option awards, we granted those options annually on March 15 which is generally within two weeks of when we publicly announce our financial results for the fourth quarter and full fiscal year. Our interim equity grants during the year (for example, to newly hired or promoted team members) occurs on the 15th of the month (or the next business day) following their hire or promotion date.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic
Information
During fiscal 2025, we did not grant any stock options or similar awards as part of our equity compensation program. Our fiscal 2025 equity compensation program for executive officers consisted of a mix of PSU and RSU awards. With respect to the timing equity awards, it is our policy to make annual executive equity grants on March 15. Our practice with respect to the timing of annual non-employee Director equity grants is the date of the Annual Meeting. If stock options or similar awards are granted in the future, we intend to avoid granting stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. We have not intentionally timed any prior option, SARs or similar option-like equity awards to coincide with the release of material non-public information.
Grant Practices Specific to Stock Options
We do not currently grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant stock options at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs,
PSUs, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. During fiscal year 2025, (i) none of our NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or
Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Stock Ownership Guidelines
Encouraging stock ownership among our executive officers is critical in aligning their interests with those of our shareholders. The Company has a stock ownership guideline policy in place for executive officers as well as for

48 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Directors. Under the policy, all executive officers and non-employee Directors are expected to achieve the ownership guideline within five years of first becoming an executive officer or being initially elected to the Board.
According to the policy, the stock ownership value for executive officers includes: (a) shares owned outright, (b) shares held in the Profit Sharing and 401(k) Plan or the Executive Deferral Plan, (c) after-tax intrinsic value of vested and outstanding stock options, and (d) after-tax value of outstanding PSUs (prorated to the extent that any year of the performance period has been completed and the payout for that year is known). For non-employee Directors, the stock ownership value includes: (a) shares owned outright, (b) shares deferred in lieu of Director fees, (c) shares deferred from vested RSU awards, and (d) unvested and outstanding RSU awards.
Until the guideline is met, executive officers are required to hold 50% of the net shares from the vesting or payout of any
LTI grant or from the exercise of stock options. For non-employee Directors, they are not permitted to sell any shares except to the extent required to pay the exercise price, transaction costs and taxes applicable to the exercise of stock options or vesting of RSUs. As of the end of fiscal year 2025, the table below summarizes the current ownership levels compared to the ownership guideline.

	Ownership Guideline	Current Ownership(1)
CEO	5 x annual base salary	3.4 x
Average of NEOs (other than CEO)	3 x annual base salary	1.0 x
Average of Non-employee Directors	5 x annual cash retainer	4.9 x
(1)  Current ownership as determined under the stock ownership guideline policy and based on a closing share price on January 3, 2026, of $8.59.
As the table shows, current ownership levels are below guidelines for NEOs. This is attributed to the decline in share price in 2024 and 2025. Under our Stock Ownership Guidelines, the CEO has five years to meet the guidelines; Ms. Findley has not yet met the five times ownership requirements due to her recent hire. Total shares owned outright by each NEO increased in 2025 (not counting what is considered ownership for vested stock options or the earned portion of outstanding PSUs).

49 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
KEY TABLES AND GRAPHS
Summary Compensation Table
The following table contains compensation information for the last three fiscal years relating to the NEOs. Note that the
AIP awards earned for each fiscal year are reported under the heading “Non-Equity Incentive Plan Compensation.” The values shown under the headings “Stock Awards” and “Option Awards” are the grant date fair values of the awards received in each fiscal year. This does not represent what was earned or paid out for these awards due to performance.
The details of our NEOs’ compensation are discussed in the Compensation Discussion and Analysis beginning on page 28.

Name And Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1)(3) ($)	Non- Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Linda A. Findley President and CEO(6)	2025	$853,846	1,250,000	$4,104,519	$—	$—	$25,209	$6,233,574

Shelly R. Ibach Former President and CEO(7)	2025	$530,769	$—	$—	$—	$—	$1,115,497	$1,646,266
	2024	$1,200,000	$—	$3,357,129	$983,001	$1,004,640	$38,639	$6,583,409
	2023	$1,200,000	$—	$3,444,144	$1,165,494	$420,000	$119,553	$6,349,191
Francis K. Lee Former EVP and CFO(8)	2025	$412,740	$—	$602,583	$—	$—	$1,098,834	$2,114,157
	2024	$629,327	$—	$656,286	$—	$263,436	$22,298	$1,571,347
	2023	$228,365	$300,000	$1,431,245	$1,194,801	$—	$10,488	$3,164,899
Robert P. Ryder Former Interim CFO(9)	2025	$—	$—	$—	$—	$—	$1,264,562	$1,264,562

Amy K. O’Keefe EVP and CFO(10)	2025	$24,038	$—	$570,490	$—	$—	$60	$594,588

Andrea Bloomquist Former EVP and Chief Innovation Officer(11)	2025	$275,714	$—	$547,797	$—	$—	$1,085,369	$1,908,880
	2024	$618,130	$—	$546,910	$—	$258,749	$18,201	$1,441,990
	2023	$599,712	$—	$823,038	$278,483	$103,783	$18,468	$1,823,484
Kevin K. Brown Former EVP and Chief Marketing Officer(12)	2025	$171,994	$—	$369,762	$—	$—	$937,306	$1,479,062
Melissa Barra EVP and Chief Sales and Services Officer	2025	$614,482	$—	$547,797	$—	$—	$30,032	$1,192,311
	2024	$608,530	$—	$546,910	$—	$254,731	$26,240	$1,436,411
	2023	$589,858	$—	$823,038	$278,483	$102,301	$24,889	$1,818,569
Samuel R. Hellfeld EVP and Chief Legal and Risk Officer(13)	2025	$568,975	$150,000	$451,933	$—	$—	$20,407	$1,191,315
	2024	$542,265	$—	$519,552	$—	$226,992	$19,484	$1,308,293
	2023	$519,231	$—	$685,817	$232,112	$89,856	$20,243	$1,547,259
Christopher D. Krusmark EVP and Chief Retail and People Officer	2025	$482,477	$—	$301,299	$—	$—	$23,239	$807,015
	2024	$443,107	$—	$300,799	$—	$185,485	$19,969	$949,360
	2023	$425,192	$70,000	$590,343	$149,579	$73,742	$17,014	$1,325,870
(1)Reflects the aggregate grant date fair value of equity awards granted or modified during fiscal years 2025, 2024 and 2023, computed in accordance with FASB ASC Topic 718. See Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended
January 3, 2026, for a discussion of the relevant assumptions used in calculating these amounts.
(2)The “Stock Awards” column includes Performance Stock Unit (PSU) and Restricted Stock Unit (RSU) awards granted during fiscal years 2025, 2024 and 2023. The amounts included for PSU awards represent the grant date fair value assuming the achievement of the performance goals for a target payout. If the PSU awards granted during fiscal year 2025 had been calculated assuming that the maximum payout had been earned, the grant date fair value of these PSU awards would have been as follows: for Ms. Findley, $1,944,241 (target of $972,120); for Mr. Lee, $619,708 (target of
$309,854); for Ms. Bloomquist, $563,365 (target of $281,683); for Mr. Brown, $380,271 (target of $190,135); for Ms. Barra, $563,365 (target of
$281,683); for Mr. Hellfeld, $464,777 (target of $232,389) and for Mr. Krusmark, $309,862 (target of $154,931). Also included in this column is the grant date fair value of RSU awards granted during fiscal year 2025, as disclosed in the “Grants of Plan-Based Awards” table.
(3)No new stock option awards were granted in fiscal year 2025.
(4)Represents annual incentive compensation earned under the AIP. See the discussion in the Compensation Discussion and Analysis under the heading
“Annual Incentive Plan (AIP)” on page 35.

50 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
(5)The all other compensation amounts for fiscal 2025 included the following:

Name	Severance	Consulting	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Perquisites(a)	Security Costs	Total
Linda Findley	$—	$—	$1,715	$5,538	$17,956	$—	$25,209
Shelly Ibach	$—	$1,050,000	$4,220	$14,000	$21,703	$25,574	$1,115,497
Francis Lee	$1,073,125	$—	$989	$14,000	$10,720	$—	$1,098,834
Robert Ryder	$—	$1,264,562	$—	$—	$—	$—	$1,264,562
Amy O’Keefe	$—	$—	$—	$—	$60	$—	$60
Andrea Bloomquist	$1,059,702	$—	$1,367	$14,000	$10,300	$—	$1,085,369
Kevin Brown	$915,919	$—	$873	$14,000	$6,514	$—	$937,306
Melissa Barra	$—	$—	$1,559	$14,000	$14,473	$—	$30,032
Samuel Hellfeld	$—	$—	$935	$14,000	$5,472	$—	$20,407
Christopher Krusmark	$—	$—	$779	$14,000	$7,200	$—	$21,979
(a) Amounts reported represent Company paid amounts for tax preparation and financial planning expenses, executive physical expenses, technology allowance expenses and incremental travel costs paid by the Company for spouses of our executive officers in connection with certain off-site, business related travel.
(6)Ms. Findley assumed the role of President and Chief Executive Officer on April 7, 2025.
(7)Ms. Ibach role as President and Chief Executive Officer ended on April 6, 2025, but remained in a non-executive management role through May 31,
2025. Ms. Ibach continued to serve as a non-employee strategic consultant to the Company through December 31, 2025.
(8)Mr. Lee assumed the role of Executive Vice President and Chief Financial Officer on August 14, 2023. Mr. Lee departed as Chief Financial Officer effective July 21, 2025, but continued to serve in an advisory role to the Company through August 15, 2025.
(9)Mr. Ryder assumed the role of Interim Chief Financial Officer from July 21, 2025 through December 8, 2025, but continued to serve in an advisory role to the Company through December 12, 2025.
(10)Ms. O’Keefe assumed the role of Executive Vice President and Chief Financial Officer on December 8, 2025.
(11)Ms. Bloomquist departed as Executive Vice President and Chief Innovation Officer on May 31, 2025.
(12)Mr. Brown was not an NEO in 2023 or 2024 and departed as Executive Vice President and Chief Marketing Officer on April 16, 2025.
(13)Mr. Hellfeld received a discretionary bonus of $150,000 in fiscal year 2025.

51 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Grants of Plan-Based Awards
The following table summarizes for each of the NEOs the non-equity incentive award opportunity under the AIP for fiscal year 2025 and the equity awards made during the fiscal year 2025.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(7)
		Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Linda Findley		$375,000	$1,500,000	$3,000,000
	4/15/25(2)				15,080	181,028	362,056				$972,120
	4/15/25(3)							181,029			$917,817
	4/15/25(4)							362,057			$2,214,582
Francis Lee		$110,469	$441,875	$883,750
	3/15/25(5)				3,318	39,827	79,654				$309,854
	3/15/25(6)							39,827			$292,728
Amy		$—	$—	$—
O’Keefe	12/15/25(8)							69,742			$221,802
Andrea Bloomquist		$109,087	$436,348	$872,696
	3/15/25(5)				3,016	36,206	72,412				$281,683
	3/15/25(6)							36,206			$266,144
Kevin Brown		$94,286	$337,143	$754,286
	3/15/25(5)				2,036	24,439	48,878				$190,135
	3/15/25(6)							24,439			$179,627
Melissa Barra		$107,534	$430,137	$860,275
	3/15/25(5)				3,016	36,206	72,412				$281,683
	3/15/25(6)							36,206			$266,114
Samuel Hellfeld		$101,051	$404,205	$808,409
	3/15/25(5)				2,488	29,870	59,740				$232,389
	3/15/25(6)							29,870			$219,545
Christopher Krusmark		$87,500	$350,000	$700,000
	3/15/25(5)				1,659	19,914	39,828				$154,931
	3/15/25(6)							19,914			$146,368
(1)This represents the cash annual incentive opportunity for 2025 under the AIP. The actual amounts earned under this plan for 2025 are reported in the
Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. If the minimum performance level for payment of the threshold amount is not achieved, then no incentive would be payable under the plan. The performance level for payment of the maximum amount requires maximum EBITDA performance. See discussion in the Compensation Discussion and Analysis under the heading “Annual Incentive Plan
(AIP)” on page 35.
(2)This represents an inducement PSU award Ms. Findley received upon hire and is described in greater detail in the Compensation Discussion and
Analysis under the heading, “Long-Term Incentive Plan (LTI).” The target number of PSUs will be adjusted based on Company performance against annual growth goals over a three-year performance period covering fiscal years 2025, 2026 and 2027. The PSUs are also subject to a relative total shareholder return modifier covering the full three-year performance cycle, which may increase or decrease actual payouts under the PSUs by plus or minus 20%. PSUs are also subject to a three-year vesting requirement from the grant date. If any dividends are paid on our common stock, the holders of the PSUs would receive dividends at the same rate as paid to other shareholders if and when the PSU award is earned and becomes fully vested.
(3)This represents an inducement RSU award Ms. Findley received upon hire and is described in greater detail in the Compensation Discussion and
Analysis under the heading, “Long-Term Incentive Plan (LTI).” These RSUs vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(4)This represents an inducement RSU award Ms. Findley received upon hire. These RSUs vest one-third each year on each of first three anniversaries of the data of grant, with a stock performance modifier, subject to continuing employment through the applicable vesting date.
(5)This represents PSU awards described in greater detail in the Compensation Discussion and Analysis under the heading, “Long-Term Incentive Plan
(LTI).” The target number of PSUs will be adjusted based on Company performance against annual growth goals over a three-year performance period covering fiscal years 2025, 2026 and 2027. The PSUs are also subject to a relative total shareholder return modifier covering the full three-year performance cycle, which may increase or decrease actual payouts under the PSUs by plus or minus 20%. PSUs are also subject to a three-year vesting requirement from the grant date. If any dividends are paid on our common stock, the holders of the PSUs would receive dividends at the same rate as paid to other shareholders if and when the PSU award is earned and becomes fully vested.
(6)This represents RSU awards described in greater detail in the Compensation Discussion and Analysis under the heading, “Long-Term Incentive Plan
(LTI).” These RSUs vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.

52 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
(7)Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. The value for the March 15, 2025 PSU awards reflects the target award value.
(8)This represents an inducement RSU award for Ms. O’Keefe for appoint to role of Executive Vice President and Chief Financial Officer on December 8,
2025. These RSUs vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the total outstanding equity awards for each of the NEOs as of January 3, 2026.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)
Linda Findley	—	—	—	—	362,057(1)	$3,110,070	—	—
	—	—	—	—	181,029(2)	$1,555,039	—	—
	—	—	—	—	—	—	181,028(3)	$1,555,039
Shelly Ibach	36,575	—	$18.81	3/22/2026	—	—	—	—
	53,720	—	$23.61	3/21/2027	—	—	—	—
	51,095	—	$34.35	3/21/2028	—	—	—	—
	40,405	—	$47.00	5/28/2028	—	—	—	—
	10,045	—	$43.91	5/28/2028	—	—	—	—
	67,325	—	$35.68	5/28/2028	—	—	—	—
	21,880	—	$146.97	5/28/2028	—	—	—	—
	40,550	—	$61.66	5/28/2028	—	—	—	—
	4,340	—	$41.95	5/28/2028	—	—	—	—
	68,490	—	$28.41	5/28/2028	—	—	—	—
	—	—	—	—	—	—	90,946(4)	$781,226
Amy O’Keefe	—	—	—	—	69,742(8)	$599,084	—	—
Andrea Bloomquist	4,346	—	$47.00	5/31/2026	—	—	—	—
	10,260	—	$35.68	5/31/2026	—	—	—	—
	3,585	—	$146.97	5/31/2026	—	—	—	—
	8,110	—	$61.66	5/31/2026	—	—	—	—
	12,065	—	$28.41	5/31/2026	—	—	—	—
	—	—	—	—	—	—	8,158(4)	$70,077
	—	—	—	—	—	—	2,541(3)	$21,827
Kevin Brown	7,665	—	$34.35	4/16/2026	—	—	—	—
	5,870	—	$47.00	4/16/2026	—	—	—	—
	8,980	—	$35.68	4/16/2026	—	—	—	—
	2,645	—	$146.97	4/16/2026	—	—	—	—
	6,180	—	$61.66	4/16/2026	—	—	—	—
	7,595	—	$28.41	4/16/2026	—	—	—	—
	—	—	—	—	—	—	4,946(4)	$42,486
	—	—	—	—	—	—	713(3)	$6,125

53 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)
Melissa Barra	2,128	—	$34.35	3/21/2028	—	—	—	—
	4,563	—	$47.00	3/29/2029	—	—	—	—
	9,940	—	$35.68	3/15/2030	—	—	—	—
	3,490	—	$146.97	3/15/2031	—	—	—	—
	8,110	—	$61.66	3/15/2032	—	—	—	—
	10,910	5,455(5)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	13,474(6)	$115,742	—	—
	—	—	—	—	—	—	20,211(4)	$173,612
	—	—	—	—	36,206(7)	$311,010	—	—
	—	—	—	—	—	—	36,206(3)	$311,010
Samuel Hellfeld	2,615	—	$18.81	3/22/2026	—	—	—	—
	1,955	—	$23.61	3/21/2027	—	—	—	—
	1,535	—	$34.35	3/21/2028	—	—	—	—
	3,420	—	$36.81	9/20/2028	—	—	—	—
	4,565	—	$47.00	3/29/2029	—	—	—	—
	5,130	—	$35.68	3/15/2030	—	—	—	—
	2,265	—	$146.97	3/15/2031	—	—	—	—
	6,180	—	$61.66	3/15/2032	—	—	—	—
	9,093	4,547(5)	$28.41	3/15/2033	—	—	—	—
	—	—	—	—	14,484(6)	$124,418	—	—
	—	—	—	—	—	—	16,674(4)	$143,230
	—	—	—	—	29,870(7)	$256,583	—	—
	—	—	—	—	—	—	28,870(3)	$247,993
Christopher Krusmark	1,630	—	47.00	3/29/2029
	3,850	—	35.68	3/15/2030
	2,075	—	146.97	3/15/2031
	5,025	—	61.66	3/15/2032
	5,860	2.930(5)	28.41	3/15/2033
					7,4106)	$63,652	—	—
					—	—	11,116(4)	$95,486
					19,914(7)	$171,061	—	—
					—	—	19,914(3)	$171,061
(1)These RSU awards were granted on April 15, 2025 with a stock performance modifier and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(2)These RSU awards were granted on April 15, 2025 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(3)These PSU awards were granted on March 15, 2025 and will become vested on March 15, 2028, subject to achieving performance criteria, total shareholder return modifier and continuing employment through the vesting date. The number of shares shown above reflects the target award level. The performance period for this award covers fiscal years 2025, 2026 and 2027.
(4)These PSU awards were granted on March 15, 2024 and will become vested on March 15, 2027, subject to achieving performance criteria and continuing employment through the vesting date. The number of shares shown above reflects the target award level. The performance period for this award covers fiscal years 2024, 2025 and 2026.
(5)These stock options were granted on March 15, 2023 and vest one-third each year on each of the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(6)These RSU awards were granted on March 15, 2024 and vest one-third each year on the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(7)These RSU awards were granted on March 15, 2025 and vest one-third each year on the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.

54 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
(8)These RSU awards were granted on December 15, 2025 and vest one-third each year on the first three anniversaries of the date of grant, subject to continuing employment through the applicable vesting date.
(9)Calculated by multiplying unvested stock awards by $8.59, the closing price of the Company’s common stock on the Nasdaq Stock Market on January
2, 2026, the last trading day of fiscal year 2025.
Option Exercises and Stock Vested
The following table summarizes the stock options that were exercised and the stock awards that became vested for each of the NEOs during the fiscal year ended January 3, 2026.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(9)
Linda Findley	—	—	—	$—
Shelly Ibach	—	—	178,955(2)	$1,518,547
Francis Lee	—	—	16,315(3)	$147,321
Rob Ryder	—	—	—	—
Amy O’Keefe	—	—	—	—
Andrea Bloomquist	—	—	10,702(4)	$92,180
Kevin Brown	—	—	5,660(5)	$39,066
Melissa Barra	—	—	6,737(6)	$49,517
Samuel Hellfeld	—	—	9,562(7)	$70,281
Christopher Krusmark	—	—	8,934(8)	$72,586
(1)The value realized on the exercise of stock options for purposes of this table is based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock option.
(2)The amount shown represents the vesting of RSU awards granted on March 15, 2024, which vested 30,316 shares on March 15, 2025 and 60,630 shares on May 31, 2025. In addition, 88,009 shares related to a PSU award granted on March 21, 2018 vested on March 21, 2025. This PSU was previously deferred for four years after the original vest date.
(3)The amount shown represents the vesting of RSU awards granted March 15, 2024, which vested 8,085 shares on March 15, 2025; and RSU awards granted August 15, 2023, which vested 8,230 shares on August 15, 2025.
(4)The amount shown represents the vesting of RSU awards granted March 15, 2024, which vested 6,737 shares on March 15, 2025 and 1,421 shares on May 31, 2025; and RSU awards granted March 15, 2025, which vested 2,544 shares on May 31, 2025.
(5)The amount shown represents the vesting of RSU awards granted March 15, 2024, which vested 4,548 shares on March 15, 2025 and 398 shares on
April 16, 2025; and RSU awards granted March 15, 2025, which vested 714 shares on April 16, 2025.
(6)The amount shown represents the vesting of RSU awards granted March 15, 2024, which vested 6,737 shares on March 15, 2025.
(7)The amount shown represents the vesting of RSU awards granted March 15, 2022, which vested 2,320 shares on March 15, 2025; and RSU awards granted March 15, 2024, which vested 7,242 shares on March 15, 2025.
(8)The amount shown represents the vesting of RSU awards granted March 15, 2022, which vested 2,320 shares on March 15, 2025; RSU granted
March 15, 2024, which vested 3,706 shares on March 15, 2025; and RSU awards granted September 5, 2023, which vested 2,908 shares on
September 5, 2025.
(9)The value realized for purposes of this table is based on the fair market value of our common stock on the date of vesting.
Non-Qualified Deferred Compensation
NEOs are eligible to participate in the Sleep Number Executive Deferral Plan (Deferral Plan), a non-qualified deferred compensation plan. The Deferral Plan allows executives to defer payment of up to 50% of their base salary, 75% of their
AIP payout and 100% of their payout from PSUs or other stock awards. At the time that executives make their deferral election, they choose whether their deferrals will be paid out in a lump sum or up to ten annual installments following a specified future date or their termination of employment. For salary or AIP deferrals, executives choose how to allocate their deferrals across a range of notional investment alternatives that are similar to the investment fund options in the
Company’s 401(k) Plan. The executive’s deferral account is credited with the earnings as if there was a deemed investment in the notional investment alternatives offered for the Deferral Plan. For deferrals of PSUs or other stock awards, the amounts deferred are tracked in deferred share units and distributions are settled in shares of common stock.
The following table summarizes for each NEO their contributions, earnings and balance for the Deferral Plan for the fiscal year ended January 3, 2026. Note that the Company does not make any contributions to the Deferral Plan on behalf of participants.

55 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Losses) in Last Fiscal Year(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year- End(2) ($)
Linda Findley	$—	$—	$—	$—	$—
Shelly Ibach	$—	$—	$502,142	$(1,734,800)	$10,021,204
Amy O’Keefe	$—	$—	$—	$—	$—
Francis Lee	$—	$—	$—	$—	$—
Andrea Bloomquist	$—	$—	$(185)	$(344,986)	$—
Kevin Brown	$—	$—	$—	$—	$—
Melissa Barra	$—	$—	$—	$—	$—
Samuel Hellfeld	$—	$—	$—	$—	$—
Christopher Krusmark	$—	$—	$—	$—	$—
(1)These amounts represent the total aggregate notional earnings for fiscal year 2025 for the executive’s deferral account under the Deferral Plan. These are notional earnings based on how the executive has elected to direct their salary or AIP deferrals to various investment alternatives, and the actual market return of that investment alternative for the year. For PSU deferrals, earnings represent the change in market value of the deferred share units held in the executive’s deferral account.
(2)This is the aggregate market value of the executive’s deferral account under the Deferral Plan as of the end of fiscal year 2025.
Potential Payments Upon Termination or Change in Control
This section describes the potential payments that would be made to the NEOs under various employment termination scenarios as if they occurred at the end of fiscal year 2025 (as of January 3, 2026). The values shown in the table are calculated as of this date based on certain estimates or assumptions as described in the footnotes. The actual amounts received may differ materially from those shown in the table. The table does not include amounts already vested that the executive would receive if he or she left the Company for any reason, such as the fully vested balance of an executive’s deferral account, gains from outstanding options that are exercisable, or payments and benefits that are provided on a non-discriminatory basis to salaried team members generally upon termination.
All Sleep Number team members, including all executive officers, are “at will” team members, meaning that the team member or the Company may terminate the employment relationship with or without cause and with or without notice, at any time at the option of either the team member or the Company. Executive officers do not have employment agreements and do not have any contractual or other right to employment for any term or period of time. In addition, executive officers are only eligible for the severance pay and other benefits as provided under the Company’s Executive
Severance Pay Plan as shown in the table and described in the footnotes.
The table below shows information about the acceleration of option or stock awards in the event of a change in control as defined under the Company’s 2020 Equity Incentive Plan, as amended (the 2020 Plan). The 2020 Plan contains a
“double-trigger” change in control provision. Under this provision, if outstanding option or stock awards are assumed or substituted following a change in control, vesting of the option or stock awards is only accelerated in the event of involuntary termination not for cause or resignation for good reason of the team member, as those terms are defined under the 2020 Plan. This is provided that the team member’s termination of employment occurs within two years of the change in control.
Vesting of stock option, PSU and RSU awards may also be accelerated in the event a NEO qualifies for retirement treatment under the terms of the award agreements and the 2020 Plan. If an executive is at least age 55 and has five or more years of service at retirement, the vesting will be accelerated on a pro-rata portion of their option or stock award based on the portion of the vesting period that was actually worked through the date of retirement. If an executive is at least age 60 and has five or more years of service at retirement, there is a full acceleration of vesting of stock option or
PSU awards provided that the executive gives a one-year notice of their intention to retire for awards granted prior to
2024, and a three month notice of their intention to retire for awards granted in 2024; there is not full acceleration of vesting for RSU awards.

56 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Pursuant to applicable SEC regulations, since Ms. Ibach, Mr. Lee, Ms. Bloomquist and Mr. Brown separated from the
Company prior to December 31, 2025, the table below shows potential payments to them only under the actual triggering event that occurred in connection with their departures and does not include the other potential triggering events that were no longer a possibility as of December 31, 2025.

		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	For Cause Termination ($)	Involuntary Termination (No Change in Control) ($)	Involuntary Termination (Following Change in Control)(1) ($)	Death or Disability ($)
Linda Findley	Cash Severance(2)	—	—	$5,418,000	$8,118,000	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$6,220,139	$6,220,139
	Benefit Reimbursement(5)	—	—	$29,297	$29,297	—
	Total	$—	—	$5,447,297	$14,367,436	$6,220,139
Shelly Ibach(6)	Cash Severance(2)	—	—	—	—	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(6)	$1,305,091	—	—	—	—
	Benefit Reimbursement(5)	—	—	—	—	—
	Total	$1,305,091	—	—	—	—
Francis Lee(6)	Cash Severance(2)	—	—	$1,073,125	—	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(6)	—	—	—	—	—
	Benefit Reimbursement(5)	—	—	$19,093	—	—
	Total	—	—	$1,092,218	—	—
Amy O’Keefe	Cash Severance(2)	—	—	$1,075,000	$2,137,500	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$599,084	$599,084
	Benefit Reimbursement(5)	—	—	$7,507	$7,507	—
	Total	—	—	$1,082,507	$2,744,091	$599,084
Andrea Bloomquist(6)	Cash Severance(2)	—	—	$1,059,702	—	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(6)	—	—	$128,554	—	—
	Benefit Reimbursement(5)	—	—	—	—	—
	Total	—	—	$1,188,256	—	—
Kevin Brown(6)	Cash Severance(2)	—	—	$915,919	—	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(6)	—	—	$25,979	—	—
	Benefit Reimbursement(5)	—	—	$19,093	$—	—
	Total	—	—	$960,991	$—	—
Melissa Barra	Cash Severance(2)	—	—	$1,057,119	$2,101,739	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$853,563	$853,563
	Benefit Reimbursement(5)	—	—	$14,749	$14,749	—
	Total	—	—	$1,071,868	$2,970,051	$853,563
Samuel Hellfeld	Cash Severance(2)	—	—	$994,140	$1,975,779	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$733,122	$733,122
	Benefit Reimbursement(5)	—	—	$20,842	$20,842	—
	Total	—	—	$1,014,982	$2,729,743	$733,122
Christopher Krusmark	Cash Severance(2)	—	—	$862,500	$1,712,500	—
	Option Award Acceleration(3)	—	—	—	—	—
	Stock Award Acceleration(4)	—	—	—	$469,469	$469,469
	Benefit Reimbursement(5)	—	—	$7,507	$7,507	—
	Total	—	—	$870,007	$2,189,476	$469,469

57 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
(1)The amounts payable to the NEOs upon a change in control may be subject to reduction under Sections 280G and 4999 of the Internal Revenue
Code.
(2)Our NEOs are participants in the Company’s Executive Severance Pay Plan. Under this plan, a participant is eligible for severance pay and other benefits in the event of involuntary termination not for cause or resignation for good reason (qualifying termination), as those terms are defined under the plan. There is no severance pay benefit for voluntary termination or involuntary termination for cause. As a condition of receiving any severance pay under the plan, the executive must agree to a general release of claims against the Company. The amount of the severance pay payable for a qualifying termination is a multiple of the sum of the executive’s annual base salary plus the target annual incentive award under AIP, as of the date of termination. If the qualifying termination occurs within a period starting six months before a change in control event and ending two years after a change in control event, the multiple would be as follows: In order to receive the additional severance pay for qualifying terminations after a change in control, the executive must agree to refrain from certain restricted activities for an extended period of two years after termination of employment. The plan defines restricted activities to include certain competitive and solicitation activities. Severance pay benefits are paid in a lump sum following termination of employment. The cash severance amounts shown above were calculated using annual base salary and target annual incentive for AIP in effect for each executive as of the end of fiscal 2025. Also under the plan, participants are eligible for outplacement services. The maximum value of this benefit is included in the cash severance amounts shown above. The plan does provide for a pro-rata annual incentive award for the period of the year that the participant was actively employed. The calculations for this table are as of the end of the fiscal year, which is when participants in the AIP become eligible for the full incentive award earned for that fiscal year. As a result, the table does not include any value for a pro-rata annual incentive.
(3)The value of the acceleration of the vesting of unvested stock options held by a NEO is based on the difference between: (a) the fair market value of our common stock as of January 2, 2026 ($8.59), or date of termination, and (b) the per share exercise price of the options held by the executive, provided (a) is higher than (b). The range of exercise prices of unvested stock options held by our NEO as of January 3, 2026 was $18.81 to $146.97.
No amounts are included in the table above for stock options because the respective exercise prices are all above $8.59 or fair market value of our common stock as of the date of termination. For voluntary termination when an executive is eligible for retirement treatment (age 55 and five or more years of service), the number of unvested stock options is prorated in valuing the acceleration of vesting.
(4)The value of the acceleration of the vesting of stock awards held by a NEO is based on: (a) the number of unvested PSUs or RSUs held by the executive as of January 3, 2026, multiplied by (b) the fair market value of our common stock on January 2, 2026 ($8.59). PSUs whose performance period had been completed as of January 3, 2026 are reflected based on the actual payout earned. All other PSUs are reflected at the lesser of target or the maximum payout achievement possible. For voluntary termination when an executive is eligible for retirement treatment (age 55 and five or more years of service), the number of unvested RSUs is prorated in valuing the acceleration of vesting.
(5)For a qualifying termination under the Executive Severance Pay Plan, a NEO is eligible to receive a reimbursement equal to the difference in cost between the monthly COBRA premium and the monthly cost for the medical and dental plan coverage while an active team member. The reimbursement is for as long as the executive is covered by COBRA but for a period not to exceed two years for Ms. Findley and one year for all other
NEOs.
(6)The chart above illustrates the actual incremental benefits received by the NEO in connection with the termination of their employment. Ms. Ibach and
Ms. Bloomquist separated from the Company effective May 31, 2025; Mr. Lee separated from the Company effective August 15, 2025; and Mr. Brown separated from the Company effective April 16, 2025. The value of the acceleration of stock awards is based on (a) the number of accelerated RSUs multiplied by the market fair value of our common stock as of the termination date plus (b) the number of accelerated PSUs multiplied by the market fair value of our common stock as of the termination date. PSUs whose performance period had been completed as of January 3, 2026 are reflected based on the actual payout earned. All other PSUs are reflected at the lesser of target or the maximum payout achievement.
OTHER INFORMATION
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are
providing the following information about the relationship of the annual total compensation of our team members and the annual total compensation of our CEO. For fiscal year 2025, we determined on January 3, 2026 that the annual total compensation of the team member identified as the median was $57,989 compared to last year’s median of $59,362.
Based on this information, the 2025 ratio of the annual total compensation of our CEO, as reported in the Total column of the Summary Compensation Table as $6,233,574, to the median annual total compensation of all team members, excluding our CEO, was estimated to be 107 to 1.
The following is a summary of the methodology and assumptions used in determining the median annual total compensation of our team members for 2025:
•We used our total active team member population as of the end of fiscal year 2025;
•For purposes of measuring total CEO compensation, the annualized compensation of our current CEO, Linda Findley, was used;
•For measuring total compensation of our team members, we included base wages, incentive compensation, commissions, over-time, paid time off and holiday pay that was actually paid to each team member during fiscal year
2025; and
•For team members included in the population that were hired during fiscal year 2025, we annualized their actual total compensation to consider that they worked for only a portion of the year.

58 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
It should be noted that under the SEC’s rules and guidance, there are numerous ways to determine the compensation of a company’s median employee, including the employee population sampled, the elements of total compensation included, any assumptions made and the use of statistical sampling. In addition, no two companies have identical employee populations or compensation programs. As such, our pay ratio may not be comparable to the pay ratio reported by other companies.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information comparing for the last three fiscal years calculated compensation values for disclosure purposes, financial performance of the Company and total shareholder returns. The table shows a calculated value for the
Compensation Actually Paid (CAP) as required by SEC rules for the CEO and other NEOs. These amounts do not reflect the actual compensation earned by or paid to the CEO or other NEOs for these fiscal years. For information regarding the compensation decisions made by our Committee, please see the sections of the Compensation Discussion and Analysis of the proxy statements for the fiscal years covered in the table below.

Year	Summary Compensation Table Total for Ms. Findley(1) (3)	Compensation Actually Paid to Ms. Findley(4)	Summary Compensation Table Total for Ms. Ibach(2)(3)	Compensation Actually Paid to Ms. Ibach(4)	Average Summary Compensation Table Total for Other NEOs(3)(5)	Average Compensatio n Actually Paid to Other NEOs(4)(5)	Value of Initial Fixed $100 Investment Based On:(6)		Net (Loss) Income ($ millions)(7)	Net Sales Growth(8)
							Sleep Number Total Sharehol der Return	S&P 400 Specialty Stores Index Total Shareholde r Return
2025	$6,233,574	$9,350,716	$1,646,266	$(222,340)	$1,318,986	$731,658	$10	$159	$(132.0)	(16.1)%
2024	$—	$—	$6,583,409	$4,658,822	$1,439,510	$1,220,875	$31	$195	$(20.3)	(10.9)%
2023	$—	$—	$6,349,191	$2,797,599	$1,824,602	$1,097,590	$30	$199	$(15.3)	(10.7)%
2022	$—	$—	$6,702,614	$(12,847,068)	$1,592,120	$(1,323,910)	$52	$162	$36.6	(3.2)%
2021	$—	$—	$9,599,571	$15,233,052	$2,028,184	$2,806,197	$154	$173	$153.7	17.7%
(1) Ms. Findley has served as the Company’s President and CEO since April 7, 2025.
(2) Ms. Ibach role as President and Chief Executive Officer ended on April 6, 2025, but remained in a non-executive management role through May 31,
2025. Ms. Ibach continued to serve as a non-employee strategic consultant to the Company through December 31, 2025.
(3) The amounts are reported in the Total column of the Summary Compensation Table for the CEO and for an average of the other NEOs for each fiscal year.
(4) This is a calculation of CAP for each fiscal year as determined in accordance with SEC rules. See table below for a reconciliation of the estimated value for CAP to the amounts reported in the Total column of the Summary Compensation Table on page 49.
(5) The average for 2025 includes Mr. Lee, Mr. Ryder, Ms. O’Keefe, Ms. Bloomquist, Mr. Brown, Ms. Barra, Mr. Hellfeld and Mr. Krusmark. The average for 2024 includes Mr. Lee, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as the other NEOs. The average for 2023 includes Mr. David Callen, Mr.
Krusmark, Mr. Lee, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as other NEOs. The average for 2022 includes Mr. Callen, Ms. Bloomquist, Ms. Barra and Mr. Hellfeld as other NEOs. The average for 2021 includes Mr. Callen, Ms. Bloomquist, Ms. Barra and Mr. Saklad as other NEOs.
(6)For the relevant fiscal year, this represents the cumulative Total Shareholder Return (TSR) by measuring what the value of a $100 investment at the start of fiscal 2021 would be at the end of fiscal years 2021, 2022, 2023, 2024 and 2025. The S&P 400 Specialty Store Index TSR is the total return assuming reinvestment of dividends and is included in the Comparative Stock Performance chart reported in our Annual Report on Form 10-K for the fiscal years 2021, 2022, 2023, 2024 and 2025.
(7) This is net income as reported in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years 2021, 2022,
2023, 2024 and 2025.
(8) This is the annual growth in net sales as reported in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years 2021, 2022, 2023, 2024 and 2025. This is the Company-selected measure for this disclosure.
The following table is a reconciliation of the estimated value for CAP to the amounts reported in the Total column of the
Summary Compensation Table for the fiscal years 2021, 2022, 2023, 2024 and 2025.

59 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS

Year	Summary Compensation Table Total	Deduct: Amounts Reported in the Summary Compensation Table for Stock and Option Awards	Add: Value of Awards Granted During the Year, Outstanding and Unvested at Year-end	Add: Change in Value of Awards Granted in Any Prior Year, Outstanding and Unvested at Year-End	Add: Value of Awards Granted and Vested in the Same Year	Add: Change in Value of Awards Granted in Any Prior Year, Vested During the Year	Add: Change in Value of Awards that Failed to Meet Applicable Vesting Conditions During the Year	Estimated Compensation Actually Paid (CAP)(1)
CEO - Ms. Findley
2025	$6,233,574	$(4,104,519)	$7,221,661	$—	$—	$—	$—	$9,350,716
CEO - Ms. Ibach
2025	$1,646,266	$—	$(1,085,678)	$—	$—	$(782,928)	$—	$(222,340)
2024	$6,583,409	$(4,340,130)	$3,287,427	$(794,372)	$—	$(77,512)	$—	$4,658,822
2023	$6,349,191	$(4,609,638)	$1,965,546	$(1,212,687)	$—	$305,187	$—	$2,797,599
2022	$6,702,614	$(5,419,385)	$1,280,493	$(12,212,135)	$—	$(3,198,655)	$—	$(12,847,068)
2021	$9,599,571	$(6,440,343)	$4,245,801	$(1,037,718)	$—	$8,865,741	$—	$15,233,052
Average for Other NEOs
2025	$1,318,986	$(423,958)	$277,170	$(110,559)	$3,855	$(92,129)	$(241,707)	$731,658
2024	$1,439,510	$(567,415)	$534,511	$(165,733)	$—	$(19,998)	$—	$1,220,875
2023	$1,824,602	$(1,081,157)	$483,831	$(165,585)	$—	$35,899	$—	$1,097,590
2022	$1,592,120	$(1,019,287)	$238,188	$(1,773,616)	$—	$(361,315)	$—	$(1,323,910)
2021	$2,028,184	$(1,058,309)	$714,143	$(134,889)	$—	$1,257,068	$—	$2,806,197
(1)  In determining the estimated CAP, stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, risk free rates) as of the measurement date. Performance Stock Unit (PSU) grant date fair values are calculated using the stock price as of date of grant assuming target performance or a Monte Carlo valuation for those awards with a shareholder return modifier. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of each vesting date.
Time-vested Restricted Stock Unit (RSU) grant date fair values are calculated using the stock price as of date of grant or a Monte Carlo valuation for those awards with a shareholder return modifier. Adjustments have been made using the stock price as of year-end and as of each vesting date.
As noted above, the estimate of CAP reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decrease to 2022 CAP). For a discussion of how our Committee assessed Company performance and made pay decisions each year for our NEOs, see the Compensation Discussion and Analysis in this Proxy Statement and in the proxy statements for 2021, 2022, 2023, and 2024.

60 | 2026 PROXY STATEMENT	COMPENSATION DISCUSSION AND ANALYSIS
Below are graphs comparing the estimated CAP values for our CEO and other NEOs to: (1) TSR for Sleep Number and the S&P 400 Specialty Stores Index, (2) net income and (3) annual net sales growth.

Estimated CAP Value vs. TSR
Value of Fixed $100 Investment
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
Estimated CAP Value (in Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
2021
2022
2023
2024
2025
CEO CAP
Other NEOs CAP
S&P 400 Specialty Index
SNBR TSR

Estimated CAP Value vs. Net Income
SNBR Net Income ($M)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$(20.0)
Estimated CAP Value (in Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
2021
2022
2023
2024
2025
CEO CAP
Other NEOs CAP
SNBR Net Income

Estimated CAP Value vs. Net Sales Growth
20.0%
15.0%
10.0%
5.0%
—%
(5.0)%
(10.0)%
(15.0)%
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$(5,000)
$(10,000)
$(15,000)
Estimated CAP Value (in Thousands)
2021
2022
2023
2024
2025
CEO CAP
Other NEOs CAP
SNBR Net Sales Growth

As described in various sections of our Compensation Discussion and Analysis, the following are key performance measures that determine the incentive compensation earned by the CEO and other NEOs for Company performance. By design, our executive compensation mix is heavily weighted toward incentive compensation which is all performance-
based and only earned with achievement of financial goals for AIP and PSUs or appreciation of our share price for stock options.

Metric	How This Metric Influences Pay
Net Sales Growth	This is one of two key measures in our PSU design. Half of the PSU payout opportunity is tied to our achievement of annual growth goals for net sales over a three year period.
NOP Growth	This is one of two key measures in our PSU design. Half of the PSU payout opportunity is tied to our achievement of annual growth goals for NOP over a three year period.
Adjusted ROIC
There is an ROIC modifier in our PSU design for 2023 and 2024. This potential reduction in the number of target PSUs applies if the average difference between Adjusted ROIC and WACC is below a certain threshold.

Adjusted EBITDA	This is the only measure in our AIP design. The AIP payout opportunity is tied to our achievement of fiscal year goals for Adjusted EBITDA.
Relative Total Shareholder Return
There is a relative total shareholder return in our PSU design for 2025. This potential reduction in the number of target PSUs applies if the actual relative total shareholder return falls below a certain threshold.

Share Price	Stock options require share price appreciation above the exercise price in order to have any value. The value of PSUs earned and paid out also depends on share price.

61 | 2026 PROXY STATEMENT	PROPOSAL 6 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Background
Consistent with the views expressed by shareholders at our 2023 Annual Meeting when we last asked our shareholders to cast an advisory vote as to whether future advisory votes on executive compensation, or “say-on-pay” votes, should occur every year, every two years or every three years, the Board has determined to hold an advisory vote to approve executive compensation annually. The next advisory vote on the frequency of our “say-on-pay” vote will be put to our shareholders at our 2029 Annual Meeting.
This advisory resolution, commonly referred to as “say-on-pay,” is being provided to our shareholders as required pursuant to Section 14A of the Securities Exchange Act and is non-binding on the Company and the Board. However, the
Board and the Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the vote when making future compensation decisions. The next “say-on-pay” vote will be held at our 2027 Annual Meeting.
As described more fully in the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement, our compensation programs are structured to align the interests of our executive officers with the interests of our shareholders. They are designed to attract, motivate and retain, a talented management team to achieve superior results.
Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.
Board Recommendation
The Board unanimously recommends a vote “For” approval of, on a non-binding basis, the compensation of the
Company’s named executive officers as described in the CD&A, tabular disclosures and other executive compensation narrative provided in this Proxy Statement for the Company’s 2026 Annual Meeting.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote directly or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of shares necessary for a quorum, is necessary for approval of the foregoing resolution. Unless a contrary choice is specified, proxies solicited by the Board will be voted “For” approval of, on a non-binding basis, the compensation of the Company’s named executive officers as described in this Proxy Statement.

62 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Introduction
On May 13, 2020, our shareholders approved the Sleep Number Corporation 2020 Equity Incentive Plan (as thereafter amended, the “2020 Plan”) at our 2020 Annual Meeting. The 2020 Plan permits the Compensation Committee, or a subcommittee thereof, to grant to eligible team members, non-employee Directors and consultants of Sleep Number (each a participant) non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, deferred stock units, annual performance cash awards and other cash-based awards and other stock-based awards. On May 21, 2024, our shareholders approved Amendment No. 1 to the 2020 Plan to increase the number of authorized shares by 1,500,000. On May 28, 2025, our shareholders approved Amendment No. 2 to the
2020 Plan to increase the number of authorized shares by an additional 500,000. Subject to both adjustments, the maximum number of shares of our common stock authorized for issuance under the 2020 Plan is 5,240,000 shares.
The purpose of the 2020 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to (i) attract, motivate and retain a talented management team to achieve superior results, (ii) provide market competitive equity incentive opportunities that are linked to the growth and profitability of the Company and increases in shareholder value, and (iii) align the interests of key executives, team members and Directors with those of our shareholders.
Our equity compensation program provides our team members with an incentive to deliver our long-term strategic objectives and achieve superior results. We believe equity is a critical tool for attracting, retaining and rewarding our team, and aligning their interests with those of our shareholders over the long-term. We believe that providing at-risk, equity-
based compensation is a fundamental component of our compensation program, is essential to creating compensation opportunities that are competitive relative to market levels and aligns incentives with our shareholders’ interests in a manner that promotes long-term performance.
Background to this Proposal 7
Four years of sustained macroeconomic challenges and a historic industry recession has resulted in a prolonged stock price decline. Given the decline in our stock price, our modeling in the last two years indicated we would not have enough shares available under the 2020 Plan to make our standard annual equity grants using our historical practices in 2025. To address this issue, the Company took actions to reduce share usage in 2024 and 2025, and proposed an amendment to the 2020 Plan to provide enough additional shares to issue 2025 annual grants. On May 21, 2024, shareholders approved the addition of 1,500,000 shares to the 2020 Plan. On May 28, 2025, shareholders again approved the addition of 500,000 shares to the 2020 Plan. The Company recently discovered it had not been accurately accounting for the number of shares in the 2020 Plan, including with respect to recycled shares that fluctuate annually. For that reason, the Company had approximately 500,000 more shares than it anticipated it would have when doing its calculations leading up to the
May 28, 2025 Annual Meeting and shareholder vote. Nonetheless, with the depressed share value, an equity grant to a consultant as announced in January 2026, and the ongoing need to use equity to attract, retain and reward our team, the
Company is still in need of requesting additional shares.
With industry demand continuing to decline in 2025, and the Company’s share price remaining depressed, the Company was again in the position of needing to take steps to limit share usage for our annual 2025 grants and conserve equity in light of our current situation. These steps included:
•Limiting the use of Performance Stock Units (PSUs) and continuing the elimination of Non-Qualified Stock Options, which have a more dilutive effect on the 2020 Plan;

63 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
•Limiting the number of team members that receive equity grants; and
•Eliminating the ability of our non-employee Directors to receive their cash retainer payments in stock.
While these actions were necessary to enable us to continue to use equity awards to compensate our team members in
2025, they are not long-term solutions. As of March 17, 2026, after our annual grants, including the conservation measures described above, we are left with approximately 583,000 shares available under the 2020 Plan. We do not believe that this is sufficient to provide competitive equity-based compensation to our team members beyond 2026.
To address this issue, and to enable the Company to retain critical talent as we execute the important task of transforming our operating model for greater financial resiliency and positioning the business for accelerating growth as the mattress industry recovers, on March 11, 2026, the Compensation Committee adopted an amendment to the 2020 Plan to increase the number of shares of our common stock available for issuance by an additional 750,000 shares (the Plan Amendment).
The Plan Amendment is subject to the approval of shareholders. We are asking shareholders to approve the Plan
Amendment so that we can effectively maintain the vital equity component of our compensation program going forward.
Our Board believes that equity compensation plays an important role in the Company’s success by motivating and engaging our executives, team members and non-employee Directors and allowing them to participate in shareholder value creation through their ownership interest in the Company. The Board therefore recommends that you vote to approve the Plan Amendment.
If our shareholders approve the Plan Amendment, the Plan Amendment will become effective as of the date of shareholder approval. If our shareholders to not approve the Plan Amendment, the 2020 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.
Key Vote Considerations
Without sufficient shares to grant to our team members, we would be forced to rely on other forms of compensation, including cash. The retention value of non-stock-based awards may not be sufficient to retain key talent. As a result, we may need to deliver long-term incentive awards in the form of cash, which would reduce our financial flexibility and impact our ability to pay down debt, which is a top priority in 2026. Cash-based awards are also suboptimal because they are limited in their ability to align team member interests with shareholder interests over the long-term.
Our Board recommends you vote to approve the Plan Amendment because the Board believes an increase in the number of shares available for issuance under the 2020 Plan is in the best interests of our Company and our shareholders for the following reasons:
•We have been responsible stewards of shareholder equity. In response to our current situation, we have taken targeted steps over the last two years to significantly reduce share usage and operate within the constraints of the
2020 Plan with respect to the number of shares available.
•The Plan Amendment will advance Company and shareholder interests by allowing us to attract, motivate, and retain key talent. Having a talented and motivated management team is essential to executing our business strategies and achieving superior results. Stock-based incentive compensation has been an important component of the total direct compensation opportunity for our management team. It helps us provide a market competitive compensation opportunity that is predominantly performance-based and at risk.
•Our ability to award equity is essential to our ability to retain team members during an important time. The 2020 Plan is a broad-based plan under which the Company grants awards to NEOs, non-employee Directors and many current and prospective team members. The market for talent in our industry is competitive, and it is critical that we retain our

64 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
team members as we execute an important and complex transformation. Any impairment to our ability to attract and retain talent could limit our ability to realize the benefits of this initiative.
•The Plan Amendment is consistent with our pay-for-performance compensation philosophy. We believe that stock-
based incentive compensation rewards our management team for superior performance in delivering sustainable and profitable growth. It is performance-based, fully at-risk, and only has value if the Company performance meets or exceeds predetermined financial goals, or if shareholder value increases. This reinforces our pay for performance culture.
•The Plan Amendment will enable us to continue aligning the interests of our executives with those of our shareholders. We have designed our stock-based incentive compensation so that our management team is motivated to achieve financial performance goals and increase shareholder value. This creates a strong alignment between our rewards and shareholder interests. Also, with our stock ownership guidelines, the ownership levels of our common stock that are maintained by our non-employee Directors and executives foster further alignment with the interests of our shareholders.
•The Plan Amendment protects shareholder interests and embraces sound stock-based compensation practices. As described in more detail below under the heading “Summary of Sound Governance Features of the 2020 Plan,” the
2020 Plan includes a number of features that are consistent with protecting the interests of our shareholders and sound corporate governance practices.
Summary of Sound Governance Features of the 2020 Plan
The Board and the Compensation Committee believe that the 2020 Plan contains several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices, including the following:
•No “evergreen” provision;
•No liberal share “recycling” for stock options or SARs;
•No reloads;
•Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date;
•No re-pricing or exchange of “underwater” options or SARs without shareholder approval;
•Stock options and SARs are not entitled to dividend equivalent rights;
•No dividends or dividend equivalents will be paid out on unvested awards;
•Shareholder approval is required for material revisions to the 2020 Plan;
•“Clawback” provisions; and
•“Double-Trigger” vesting in change in control.
Equity Compensation Plan Information and Share Usage Information
In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and the
Compensation Committee considered a number of factors, which are discussed further below, including:
•Shares currently available under the 2020 Plan and total outstanding equity awards;
•Historical equity and award granting practice, including share usage (commonly referred to as “burn rate”); and
•Overhang and dilution.

65 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Shares Currently Available and Total Outstanding Equity Awards

(all data as of March 17, 2025)
New Shares Requested	750,000
Shares Remaining Available for Issuance Under 2020 Plan	582,858
Common Shares Outstanding	23,042,873
Stock Options/SARs Outstanding	721,214
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$42.07
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	2.7
Total Stock-Settled Full-Value Awards Outstanding	4,189,251
Share Usage
In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and the
Compensation Committee considered the historical number of equity awards granted under the 2020 Plan. The following table sets forth information regarding stock-settled, time-vested equity awards granted, and performance-based equity awards earned, over each of the last three fiscal years:

	2025	2024	2023	3-Year Average
Stock Options/Stock Appreciation Rights (SARs) Granted	—	—	305,000
Stock-Settled Time-Vested Restricted Shares/Units Granted	1,233,000	674,000	304,000
Stock-Settled Performance-Based Shares/ Units Vested	5,000	45,000	201,000
Weighted-Average Basic Common Shares Outstanding	22,883,000	22,606,000	22,429,000
Share Usage Rate	5.4%	3.2%	3.6%	4.1%
Based on historical and anticipated granting practices, we expect the additional shares authorized for issuance by the
Plan Amendment to cover awards through our 2026 annual grant. Expectations regarding future share usage could be impacted by a number of factors such as award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the share reserve under permitted addbacks, the future performance of our stock price, the consequences of acquiring other companies and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
Overhang
The following table sets forth certain information with respect to the Company’s equity compensation plans:

	As of
	March 17, 2026	January 3, 2026
Stock Options/SARs Outstanding	721,214	758,815
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$42.07	$42.47
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	2.7 years	2.7 years
Total Stock-Settled Full-Value Awards Outstanding	4,189,251	2,247,617

Share reserve under the 2020 Plan	5,240,000	5,240,000
Proposed Amended Share reserve under the 2020 Plan	5,990,000	5,990,000

66 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Dilution and Expected Duration
Our Board recognizes the impact of dilution on our shareholders and has evaluated the Plan Amendment carefully in the context of the need to motivate, retain and ensure that our leadership team and key team members remain focused on our strategic priorities. The total fully-diluted overhang as of March 17, 2026 and January 3, 2026, assuming that the entire share reserve is granted in stock options, SARs, or full-value awards would be 19.3% and 22.0%, respectively. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards
(numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of
March 17, 2026 and January 3, 2026. Our Board believes that the increase included in the Plan Amendment represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
Summary of the 2020 Plan Features
Below is a summary of the major features of the 2020 Plan, assuming approval of the Plan Amendment. Other than increasing the shares of common stock available for issuance, the Plan Amendment does not modify the terms of the
2020 Plan. The summary is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which may be obtained upon request to Investor Relations at 1001 Third Avenue South, Minneapolis, Minnesota, 55404 or by telephone at 763-551-7498. A copy of the Plan Amendment has also been filed electronically with the SEC as Appendix D to this
Proxy Statement, available through the SEC’s website at www.sec.gov.
Purpose
The purpose of the 2020 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to (i) attract, retain, and motivate our management team for achievement of Company results and creation of shareholder value, (ii) provide stock-based incentive compensation opportunities that are linked to the growth and profitability of the Company and increases in shareholder value, and (iii) provide opportunities for equity ownership that align the interests of key team members and Board members with those of our shareholders.
Plan Administration
The 2020 Plan will be administered by the Compensation Committee, or by a subcommittee thereof, or any other committee designated by the Board in accordance with the 2020 Plan. All members of the Compensation Committee administering the 2020 Plan will be “non-employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the Nasdaq listing rules, the rules and regulations of the SEC and other applicable laws.
Under the terms of the 2020 Plan, subject to certain limitations, the Compensation Committee has the authority to, among other things:
•Select eligible participants to whom awards are granted;
•Determine the types, amounts and terms of awards to be granted and when;
•Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such awards;
•Interpret the 2020 Plan and any instrument evidencing an award under the 2020 Plan and establish rules and regulations pertaining to its administration;
•Determine fair market value in accordance with the 2020 Plan;
•Subject to shareholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the 2020 Plan or any outstanding award agreement;
•Adopt subplans or special provisions applicable to awards regulated by the laws of jurisdictions other than the United
States;
•Authorize any person to execute on behalf of the Company an award agreement or other instrument required to effect a grant;

67 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
•Determine whether awards will be settled in shares of common stock, cash or in any combination thereof;
•Determine whether an award will be eligible for dividend equivalent rights;
•Impose restrictions, conditions or limitations on resales and subsequent transfers; and
•Make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the 2020 Plan.
Delegation
To the extent permitted by applicable law, the Compensation Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The Compensation
Committee may authorize one or more Directors or officers of the Company to designate team members, other than officers, Directors or 10% shareholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.
No Re-pricing or Exchange
Except in connection with a change in control, the Compensation Committee may not, except as described below under the heading “Adjustments,” without prior approval of our shareholders, seek to effect any re-pricing of any previously granted option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price, (ii)
canceling an underwater option or SAR in exchange for (A) cash, (B) replacement options or SARs having a lower exercise price or (C) other awards, or (iii) repurchasing the underwater options or SARs and granting new awards under the 2020 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.
Shares Authorized
Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2020 Plan, assuming the Plan Amendment is approved, is 5,990,000 shares less one share for every share subject to an award granted under the Prior Plan between December 28, 2019, and the date of shareholder approval of the 2020 Plan. No more than 5,990,000 shares may be granted as incentive stock options.
If (i) any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part) or
(ii) after December 28, 2019 any shares subject to an award under the Prior Plan is forfeited, expires or settled for cash (in whole or in part), then in each such case the shares subject to such award will, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the 2020 Plan. As noted above, the Company had not fully accounted for certain recycled shares in prior years, but as disclosed above, this has now been rectified. In the event that withholding tax liabilities arising from an award (other than an option or SAR) or, after December 28, 2019, an award under the Prior Plan (other than an option or SAR) is satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld will be added to the shares available for awards under the 2020 Plan. However, the following shares will not be added to the shares authorized for grant under the 2020 Plan: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option under the 2020 Plan or the Prior Plan, (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs under the 2020 Plan or the Prior
Plan, (iii) shares subject to a SAR under the 2020 Plan or the Prior Plan that are not issued in connection with its stock settlement on exercise thereof and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2020 Plan or the Prior Plan.
Limits on Non-Employee Director Awards
Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year, shall not exceed $500,000 in total value. The independent members of the Board may make exceptions to this limit

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for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
Minimum Vesting Requirement
Awards granted under the 2020 Plan (other than annual performance cash awards and other cash-based awards) shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries in accordance with Section 20 of the 2020 Plan, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee Directors that vest on the earlier of the one-year anniversary of the grant date and the next Annual Meeting of shareholders of the Company which is at least 50 weeks after the immediately preceding year’s Annual Meeting and (iv) any additional awards the Compensation Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the 2020 Plan; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.
Adjustments
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the Company, the Compensation Committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2020 Plan or the terms and conditions of any outstanding awards, including any performance goals or criteria with respect thereto. In order to prevent dilution or enlargement of the rights of participants, the Compensation
Committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.
Participation
Awards may be granted to team members, non-employee Directors and consultants of the Company or any of its subsidiaries. A “consultant” is one who renders services that are not in connection with the offer and sale of our securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for our securities. As of
March 13, 2026, approximately 270 team members and six non-employee Directors would have been eligible to participate in the 2020 Plan.
Types of Awards
The 2020 Plan will permit us to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, deferred stock units, annual performance cash awards, other cash-based awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.
Non-Statutory and Incentive Stock Options
Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2020 Plan permits the grant of both non-statutory and incentive stock options, though incentive stock options may be granted only to team members.
Each stock option granted under the 2020 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Except for substitute awards grated under Section 20 of the 2020 Plan, the exercise price of each stock option granted under the
2020 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value is the closing price of our common stock, as reported on the Nasdaq. The closing price of our common stock, as reported on the Nasdaq, on March 13, 2026, was $3.45 per share. The

69 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Compensation Committee will fix the terms and conditions of each stock option, subject to certain restrictions. The
Compensation Committee will fix the term of each stock option, but stock options granted under the 2020 Plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the Compensation Committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by “net exercise,” or by a combination of such methods; or such other method as may be permitted by the Compensation Committee. In the case of a “net exercise” of a stock option, we will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.
Stock Appreciation Rights
A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of our common stock and the exercise price of such shares. Each
SAR granted must be evidenced by an award agreement that specifies the exercise price, the term, and such other provisions as the Compensation Committee may determine. Except for substitute awards granted under Section 20 of the
2020 Plan, the exercise price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Compensation Committee will fix the term of each SAR, but SARs granted under the 2020 Plan will not be exercisable more than 10 years after the date the SAR is granted.
Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units
Restricted stock awards, restricted stock units and/or deferred stock units may be granted under the 2020 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards, except that no shares are actually awarded to the participant on the grant date. A deferred stock unit is a right that allows a participant to receive shares of our common stock at a future time as determined by the Compensation Committee or the participant, subject to certain guidelines. The Compensation Committee shall determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions, including, in the case of a performance award, any performance goals upon which the performance award is subject and any performance period during which any performance goals must be achieved. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units and/or deferred stock units will not have voting rights with respect to their restricted stock units and/or deferred stock units. After all conditions and restrictions applicable to restricted stock awards, restricted stock units and/or deferred stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable (except as otherwise provided in the 2020 Plan), and restricted stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the Compensation Committee. The
Compensation Committee may provide that a restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the IRC.
Annual Performance Cash Awards
Annual performance cash awards may be granted under the 2020 Plan in such amounts and upon such terms as the
Compensation Committee may determine, based on the achievement of specified performance goals for annual periods or other time periods, as determined by the Compensation Committee.

70 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Non-Employee Director Awards
The Compensation Committee at any time and from time to time may grant to non-employee Directors non-statutory stock options, SARs or full value awards. Any such awards may be granted singly, in combination or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion consistent with the provisions of the 2020 Plan.
The 2020 Plan permits non-employee Directors to elect to receive shares of our common stock in lieu of their Director fees otherwise payable in cash. The election to receive our common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of our common stock on the date such fees would otherwise have been payable.
Other Cash-Based Awards and Other Stock-Based Awards
Cash-based awards that are not annual performance cash awards may be granted to participants in such amounts and upon such terms as the Compensation Committee may determine. These other cash-based awards will be paid in cash only. Other stock-based awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the Compensation
Committee. These other stock-based awards shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the Compensation Committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the Compensation Committee.
Performance Measure Elements
The performance goals upon which the payment or vesting of a performance award depends may include, without limitation, one or more of the following performance measure elements:
•Sales and revenue measure elements, including gross revenue or sales, sales allowances, net revenue or net sales, invoiced revenue or sales, collected revenue or sales, revenues from new products and bad debts;
•Expense measurement elements, including direct material costs, direct labor costs, indirect labor costs, direct manufacturing costs, indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses and total expenses;
•Profitability and productivity measure elements, including gross margin, net operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), NOPAT (net operating income after taxes), net income, net cash flow and net cash flow from operations;
•Asset utilization and effectiveness measure elements, including cash, excess cash, accounts receivable, inventory
(work-in-progress or finished goods), current assets, working capital, total capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance and manufacturing overhead variance;
•Debt and equity measure elements, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity and total equity;
•Shareholder and return measure elements, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to shareholders, debt coverage ratios, return on assets, return on equity, return on invested capital and economic profit (for example, economic value added);
•Customer and market measure elements, including dealer/channel size/scope, dealer/channel performance/
effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality and channel inventory; and

71 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
•Organizational and team member measure elements, including headcount, team member performance, team member productivity, standard hours, team member engagement/satisfaction, team member turnover and team member diversity.
The Compensation Committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the Company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan.
Dividend Equivalents
With the exception of stock options and SARs, awards under the 2020 Plan may, in the Compensation Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Compensation Committee, and only paid out once the award becomes vested.
Termination of Service
Unless otherwise expressly set forth in an individual agreement, the Compensation Committee will have the sole discretion to determine and set forth in an award agreement the effect that the termination of a participant’s employment or other service with the Company and all subsidiaries may have on any award.
Modification of Rights upon Termination
Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Compensation
Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, deferred stock units, performance awards, annual performance cash awards, non-employee Director awards, other cash-based awards and other stock-
based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Compensation Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date.
Determination of Termination
The change in a participant’s status from a team member to a consultant will be deemed a termination unless the
Compensation Committee determines otherwise, in its sole discretion. The change in a participant’s status from a consultant to a team member or from that of a team member to that of a Director will not be deemed a termination of the participant’s service as a consultant or team member, respectively. Unless the Compensation Committee determines otherwise, a participant’s termination date will be deemed to be the date recorded on personnel or other records of the
Company or any subsidiary. If the payment of an award that is subject to Section 409A of the IRC is triggered by termination of a participant’s employment or other service, the termination must also constitute a “separation from service”
within the meaning of Section 409A of the IRC, and any change in employment status that constitutes a “separation from service” under Section 409A of the IRC will be treated as a termination of employment or service, as the case may be.
Forfeiture and Recoupment

72 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
If a participant is determined by the Compensation Committee to have taken any action while providing services to the
Company or after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2020 Plan, all rights of the participant under the 2020 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Compensation Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within ten days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Compensation
Committee to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2020 Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company may also seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection
Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded. In addition, all awards under the 2020
Plan will be subject to forfeiture and other penalties pursuant to any standalone clawback or forfeiture policy of the
Company, as in effect from time to time, including the Sleep Number Corporation Clawback and Forfeiture Policy, and
such forfeiture and/or penalty conditions or provisions as determined by the Compensation Committee and set forth in the applicable award agreement.
Change in Control and Acceleration of Vesting
Generally, a change in control means the occurrence of any one of the following events:
•During any 24 month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board, subject to certain exceptions;
•Any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board, subject to certain exceptions;
•The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, unless certain criteria are met; or
•The consummation of a sale of all or substantially all of the Company’s assets or the approval by shareholders of the
Company of a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, such a change in control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company’s voting securities as a result of the acquisition of Company voting securities by the Company which reduces the number of our voting securities outstanding. However, if after such acquisition by the Company such person becomes the beneficial owner of additional voting securities of the Company that increases the percentage of our outstanding voting securities beneficially owned by such person, a change in control of the Company shall then occur.

73 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Without limiting the authority of the Compensation Committee to adjust awards as discussed under the headings “Plan
Administration” and “Adjustments,” if a change in control of the Company occurs, then, unless otherwise provided in the
Award Agreement, if the Company is not the surviving corporation or the acquiring corporation does not assume the outstanding awards or substitute equivalent awards, then:
•All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the Company or any subsidiary;
•All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and
•All awards, the vesting or payment of which are based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.
However, no award that provides for a deferral of compensation within the meaning of Section 409A of the Internal
Revenue Code of 1986, as amended (IRC) will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the
Company, in each case as determined under Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Compensation Committee in connection with the grant thereof, as reflected in the applicable award agreement. The Compensation Committee is given the power under the 2020 Plan to alternatively provide that upon a change in control, any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by shareholders in respect of a share of common stock in connection with the change in control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not exercisable, the award may be canceled and terminated without payment for such award.
If a participant’s employment or other service with the Company is terminated without “cause” or “adverse action” (as such terms are defined in the 2020 Plan) within two years following a change in control, and the Company is the surviving corporation following such change in control, or the acquiror assumes the outstanding awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such awards, then:
•All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the Company;
•All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and
•All awards, the vesting or payment of which is based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.
However, no award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under
Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Compensation Committee in connection with the grant thereof, as reflected in the applicable award agreement.
Substituted Awards
The Compensation Committee may grant awards under the 2020 Plan in substitution for stock and stock-based awards held by team members of another entity who become team members of the Company or a subsidiary as a result of a

74 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
merger or consolidation of the former employing entity with the Company or a subsidiary or the acquisition by the
Company or a subsidiary of property or stock of the former employing corporation. The Compensation Committee may direct that the substitute awards be granted on such terms and conditions as the Compensation Committee considers appropriate in the circumstances, subject to compliance with the rules under Sections 409A, 422 and 424 of the IRC, as and where applicable.
Term, Termination and Amendment
Unless sooner terminated by the Board, the 2020 Plan will terminate at midnight on May 12, 2030. No award will be granted after termination of the 2020 Plan, but awards outstanding upon termination of the 2020 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2020 Plan.
Subject to certain exceptions, the Board has the authority to terminate and the Compensation Committee has the authority to amend the 2020 Plan or any outstanding award agreement at any time and from time to time, provided that certain amendments to the 2020 Plan will not become effective without shareholder approval, as set forth below. No termination, suspension or amendment of the 2020 Plan may materially adversely affect any outstanding award without the consent of the affected participant.
No amendments to the 2020 Plan will be effective without approval of the Company’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the IRC, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2020 Plan or (b) such amendment would: (i) modify the restrictions on re-pricing, (ii) materially increase benefits accruing to participants, (iii) subject to certain adjustments, increase the aggregate number of shares of common stock issued or issuable under the 2020 Plan,
(iv) modify the eligibility requirements for participants in the 2020 Plan or (v) reduce the minimum exercise price as set forth in the 2020 Plan.
Plan Benefits
It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2020 Plan or that would have been received by or allocated to participants for the last completed fiscal year if the 2020
Plan had then been in effect because awards under the 2020 Plan will be made at the discretion of the Compensation
Committee.

75 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Awards Previously Granted Under 2020 Plan
The following table sets forth the total number of shares of our common stock subject to awards that have been granted
(even if not currently outstanding) under the 2020 Plan as of March 13, 2026:

Name and Position	Number of Shares Underlying Stock Options	Target Number of PSUs	Number of Shares Underlying RSUs
Linda Findley, President and CEO(1)	—	—	—
Shelly Ibach, former President and CEO	135,260	312,656	90,946
Francis Lee, former EVP and CFO	72,005	91,855	88,770
Robert Ryder, former Interim CFO	—	—	—
Amy O’Keefe, EVP and CFO(2)	—	—	—
Andrea Bloomquist, former EVP and Chief Innovation Officer	28,060	102,932	56,417
Kevin Brown, former EVP and Chief Marketing Officer	19,735	70,631	38,081
Melissa Barra, EVP, Chief Sales and Services Officer	27,965	102,787	56,417
Samuel Hellfeld, EVP, Chief Legal and Risk Officer	22,085	83,349	53,916
Christopher Krusmark, EVP and Chief Retail and People Officer	15,890	57,240	41,720
Current Executive Group	326,530	830,560	473,594
Non-Employee Director Group	63,996	—	241,626
All Other Employee and Consultant Group	143,380	325,927	2,523,936
(1) Ms. Findley assumed the role of President and Chief Executive Officer on April 7, 2025. As an incentive to join the Company, Ms. Findley received inducement grants. See “Pay Elements: Benefits and Perquisites - New CEO Hire Package ” on page 42 for further details.
(2) Ms. O’Keefe assumed the role of Executive Vice President and Chief Financial Officer on December 8, 2025. As an incentive to join the Company, Ms.
O’Keefe received inducement grants of 69,742 shares of a restricted stock unit granted on December 15, 2025. See “Pay Elements: Benefits and
Perquisites - New CFO Hire Package ” on page 44 for further details.
Federal Income Tax Information
The following is a general summary, as of the date of this Proxy Statement, of the federal income tax consequences to participants and the Company of transactions under the 2020 Plan. This summary is intended for the information of shareholders considering how to vote at the 2026 Annual Meeting and not as tax guidance to participants in the 2020
Plan, as the consequences may vary with the types of grants made, the identity of the participant, including the participant’s individual tax situation, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2020 Plan.
Incentive Stock Options
With respect to statutory stock options, which are more commonly referred to as incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the IRC continue to be met (the participant may, however, need to determine whether there are any alternative minimum tax (AMT) implications upon exercise). If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.

76 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Non-Statutory Stock Options
The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the IRC. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.
Stock Appreciation Rights (SARs)
The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.
Restricted Stock, Restricted Stock Units, Deferred Stock Units and Other Stock-Based Awards
The federal income tax consequences with respect to restricted stock, restricted stock units, deferred stock units and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. Under certain circumstances, the participant, by making an election under Section 83(b) of the IRC within thirty days of the grant date of an award, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC.
Annual Performance Cash Awards and Other Cash-Based Awards
Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.
Withholding Obligations
We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax

77 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
withholding obligations with respect to awards granted under the 2020 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.
Code Section 409A
A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the IRC and the requirements of Section 409A of the IRC, including any exceptions thereto, are not satisfied.
Code Section 162(m)
Pursuant to Section 162(m) of the IRC, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cuts and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a
“covered employee” to include any person who was the CEO or the Chief Financial Officer (CFO) at any time during the year and the three most highly compensated officers (other than the CEO and CFO) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Proxy
Statement; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after
December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).
Excise Tax on Excess Parachute Payments
Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute an
“excess parachute payment” under Section 280G of the IRC, then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the IRC. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the IRC attributable to any such excess parachute payments. If such provisions are applicable and if a team member will be subject to a 20% excise tax on any “excess parachute payment” pursuant to
Section 4999 of the IRC, we will be denied a deduction with respect to such excess parachute payment pursuant to
Section 280G of the IRC.

78 | 2026 PROXY STATEMENT	PROPOSAL 7 - VOTE ON AMENDMENT TO THE SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN, AS AMENDED
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)		Weighted average exercise price of outstanding options, warrants and rights(3) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4) (c)
Equity compensation plans approved by security holders	3,007,357	(2)	$42.47	3,436,823
Equity compensation plans not approved by security holders	None		Not applicable	None
Total	3,007,357		$42.47	3,436,823
(1)Includes the 2020 Plan and the Sleep Number Corporation 2010 Omnibus Incentive Plan.
(2)This amount includes 1,122,642 restricted stock units, 1,106,148 performance-based stock units and 18,927 phantom shares. Performance-based stock units are shown at target. The actual number of shares to be issued under performance-based stock unit awards depends on Company performance against goals.
(3)The weighted average exercise price does not take into account the unvested restricted stock units, performance-based stock units or phantom shares, which have no exercise price.
(4)This represents the number of shares of common stock available for issuance under the 2020 Plan.
Board Recommendation
The Board unanimously recommends that the shareholders vote “For” approval of the amendment to the Sleep Number
Corporation 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by
750,000 shares.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval of the Plan Amendment. Unless a contrary choice is specified, proxies solicited by the
Board will be voted “For” approval of the Plan Amendment.

79 | 2026 PROXY STATEMENT	OUR SHAREHOLDERS
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table shows the beneficial ownership of Sleep Number common stock as of February 28, 2026 (unless another date is indicated) by: (a) each Director, each nominee for Director recommended by our Board and each executive officer named in the Summary Compensation Table on page 49 of this Proxy Statement, (b) all Directors and executive officers as a group and (c) each person known by us to be the Beneficial Owner of more than 5% of Sleep
Number common stock.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class
Named Executive Officers and Directors:
Common Stock	Melissa Barra	131,665	*
Common Stock	Andrea L. Bloomquist	131,414	*
Common Stock	Kevin K. Brown	41,437	*
Common Stock	Phillip M. Eyler(4)	16,957	*
Common Stock	Linda A. Findley	285,549	1.2%
Common Stock	Stephen L. Gulis, Jr(4)	93,772	*
Common Stock	Samuel R. Hellfeld	96,509	*
Common Stock	Julie M. Howard(4)	41,385	*
Common Stock	Shelly R. Ibach	836,711	3.6%
Common Stock	Deborah L. Kilpatrick, Ph.D.(4)	41,204	*
Common Stock	Christopher K. Krusmark	57,416	*
Common Stock	Brenda J. Lauderback(4)	69,331	*
Common Stock	Francis K. Lee	18,874	*
Common Stock	Stephen E. Macadam(4)	111,318	*
Common Stock	Barbara R. Matas(4)	60,561	*
Common Stock	Angel L. Mendez(4)	16,957	*
Common Stock	Amy K. O’Keefe	—	*
Common Stock	Robert P. Ryder	15,000	*
Common Stock	Hilary A. Schneider	12,102	*
Common Stock	All current Directors and executive officers as a group (14 persons)(5)	850,417	3.6%
5% Shareholders:
Common Stock	Stadium Capital Management LLC(6) 199 Elm Street New Canaan, CT 06840	2,616,459	11.4%
Common Stock	M Partners Fund LP(7) 24 Shipyard Drive, Suite 102 Hingham, MA 02043	2,263,729	9.9%
Common Stock	FMR LLC(8) 245 Summer Street Boston, MA 02210	2,129,876	9.3%
Common Stock	BlackRock, Inc.(9) 55 East 52nd Street New York, New York 10055	1,455,050	6.4%

80 | 2026 PROXY STATEMENT	OUR SHAREHOLDERS

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class
Common Stock	The Vanguard Group, Inc.(10) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,246,460	5.5%
Common Stock	Pacific Ridge Capital Partners, LLC(11) 4900 Meadows Rd, Ste 320 Lake Oswego, OR 97035	1,145,612	5.0%
* Less than 1% of the outstanding shares.
(1)The business address for each of the Directors and executive officers of the Company is c/o Sleep Number Corporation, 1001 Third Avenue South,
Minneapolis, Minnesota 55404.
(2)The shares shown include the following shares that Directors and executive officers have the right to acquire within 60 days through the exercise of stock options: Ms. Barra, 44,596; Mr. Eyler, 4,285; Mr. Hellfeld, 41,305; Ms. Howard, 5,830; Ms. Ibach, 394,425; Ms. Kilpatrick, 9,860; Mr. Krusmark,
21,370, Ms. Lauderback, 15,477; Mr. Macadam, 2,373, Mr. Mendez, 4,285; and Ms. Schneider, 2,373.
(3)The shares shown include the following shares that executive officers have the right to acquire within 60 days through the vesting of restricted stock units: Ms. Barra, 18,806; Ms. Findley, 181,029, Mr. Hellfeld, 17,199; and Mr. Krusmark, 10,343.
(4)The 2020 Plan permits non-employee Directors to receive Director fees in the form of common stock in lieu of cash and to defer receipt of such shares. In addition, the 2020 Plan permits non-employee Directors to defer receipt of shares of the Company’s common stock under an Incentive
Award granted under the 2020 Plan (referred to as Restricted Stock Units or RSUs). The Directors are entitled to the deferred shares and fully-vested
RSUs until the earlier of an elected date or separation of service from the Company. Mr. Eyler’s amount includes 12,672 RSUs that were deferred.
Ms. Kilpatrick’s amount includes 616 shares that were deferred in lieu of Director fees and 2,728 RSUs that were deferred. Ms. Lauderback’s amount includes 9,236 RSUs that were deferred. Ms. Howard’s amount includes 12,233 shares that were deferred in lieu of Director fees and 12,737 RSUs that were deferred. Mr. Macadam’s amount includes 6,079 shares that were deferred in lieu of Director fees and 5,457 RSUs that were deferred. Mr.
Mendez’s amount includes 9,652 RSUs that were deferred. In fiscal year 2025, non-employee Directors are not entitled to receive Director fees in the form of common stock in lieu of cash.
(5)Included in this line are current Directors and executive officers as of February 28, 2026. Includes an aggregate of 147,036 shares that current
Directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options. Includes an aggregate of
239,219 shares that Directors and executive officers as a group have the right to acquire within 60 days through the vesting of restricted stock units.
Also includes 18,927 shares that were deferred by non-employee Directors in lieu of Director fees and 43,246 stock units that were deferred by non-
employee Directors.
(6)Stadium Capital Management LLC reported in a Schedule 13D/A filed with the Securities and Exchange Commission on August 6, 2025 that as of
August 6, 2025 it beneficially owned 2,616,459 shares of Common Stock of Sleep Number Corporation, and had shared power to vote or to direct the vote and shared dispositive power with respect to 2,616,459 shares.
(7)M Partners Fund LP reported in a Schedule 13G/A filed with the Securities and Exchange Commission on August 14, 2025 that as of June 30, 2025 it beneficially owned 2,263,729 shares of Common Stock of Sleep Number Corporation, and had shared power to vote or to direct the vote and shared dispositive power with respect to 2,263,729 shares.
(8)FMR LLC reported in a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2026 that as of December 31, 2025 it beneficially owned 2,129,876 shares of Common Stock of Sleep Number Corporation, had sole power to vote or to direct the vote with respect to
2,125,213 shares and sole dispositive power with respect to 2,219,876 shares.
(9)BlackRock, Inc. reported in a Schedule 13G/A filed with the Securities and Exchange Commission on October 17, 2025 that as of September 30,
2025 it beneficially owned 1,455,050 shares of Common Stock of Sleep Number Corporation, had sole power to vote or to direct the vote with respect to 1,417,441 shares and sole dispositive power with respect to 1,455,050 shares.
(10)The Vanguard Group, Inc. reported in a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2024 that as of
December 29, 2023 it beneficially owned 1,246,460 shares of Common Stock of Sleep Number Corporation, had no sole power to vote or to direct the vote with respect to any shares, shared power to vote or to direct the vote with respect to 27,467 shares, shared dispositive power with respect to
49,348 shares and sole dispositive power with respect to 1,197,112 shares.
(11)Pacific Ridge Capital Partners, LLC reported in a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2026 that as of
December 31, 2025 it beneficially owned 1,145,612 shares of Common Stock of Sleep Number Corporation, had sole power to vote or to direct the vote with respect to 704,330 shares and sole dispositive power with respect to 1,145,612 shares.
SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
Any shareholder proposal requested to be included in the proxy materials for the 2027 Annual Meeting must (a) be received by our Chief Legal and Risk Officer and Secretary on or before December 9, 2026, and (b) satisfy all of the requirements of, and not otherwise be permitted to be excluded under, Rule 14a-8 promulgated by the SEC and our
Bylaws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements the universal proxy rules that sets forth the information required in Rule 14a-19(b) under the Exchange Act no later than March 22, 2027.

81 | 2026 PROXY STATEMENT	OUR SHAREHOLDERS
Our Bylaws require advance written notice to our Company of shareholder-proposed business or of a shareholder’s intention to make a nomination for Director at an Annual Meeting. They also limit the business which may be conducted at any special meeting of shareholders to business brought by the Board.
Specifically, the Bylaws provide that business may be brought before an Annual Meeting by a shareholder only if the shareholder provides written notice to the Secretary of our Company not less than 120 days prior to the first anniversary of the date that we first released or mailed our proxy materials to shareholders in connection with the preceding year’s
Annual Meeting. Under these provisions, notice of a shareholder proposal to be presented at the 2027 Annual Meeting
(but that is not requested to be included in the proxy materials) must be provided to the Secretary of our Company on or before December 9, 2026. In the event, however, that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s Annual Meeting date, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
A shareholder’s notice must set forth:
•A description of the proposed business and the reasons for it;
•The name and address of the shareholder making the proposal;
•The class and number of shares of common stock owned by the shareholder; and
•A description of any material interest of the shareholder in the proposed business.
Our Bylaws also provide that a shareholder may nominate a Director at an Annual Meeting only after providing advance written notice to the Secretary of our Company within the time limits described above. The shareholder’s notice must set forth all information about each nominee that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee, as well as the nominee’s business and residence address. The notice must also set forth the name and record address of the shareholder making the nomination and the class and number of shares of common stock owned by that shareholder.
Shareholders wishing to nominate director candidates must submit a written request with related and required information to our corporate Secretary in accordance with the terms of our Bylaws at least 120 days prior to the first anniversary of the date that the Company first released or mailed its proxy materials to shareholders in connection with the preceding year’s regular or Annual Meeting. The CGNC will review and evaluate these candidates in the same manner as other nominations.
The shareholder’s notice must include, for each director nominee: (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee and (d) any other information concerning the nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee. The shareholder’s notice must also include: (a) the name and address of the nominating shareholder, as they appear on the Company’s books and (b) the class and number of shares of the Company that are owned beneficially and of record by the shareholder. The shareholder’s notice must also be accompanied by the proposed nominee’s signed consent to serve as a Director of the Company.

82 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
FREQUENTLY ASKED QUESTIONS ABOUT THE MEETING AND VOTING
When is the Annual Meeting?
The Annual Meeting will be held at 8:30 a.m. Central Time on May 21, 2026.
If we determine to make any change to the date, time or procedures of our Annual Meeting, we will announce such changes in advance on our website http://ir.sleepnumber.com and file with the Securities and Exchange Commission as additional proxy materials.
How can shareholders attend?
The meeting will be conducted as a virtual meeting via the internet. Shareholders may participate in the meeting and submit questions electronically during the meeting via live webcast by visiting the virtual meeting platform at
www.virtualshareholdermeeting.com/SNBR2026. Shareholders must enter the 16-digit control number included in
Notice of Internet Availability of Proxy Materials, on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. Shareholders may log into the virtual meeting platform beginning at 8:15 a.m.
Central Time on May 21, 2026.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins.
Participants should confirm that they have a strong Internet connection and log in early to ensure that they can hear streaming audio prior to the start of the meeting. If you encounter any technical difficulties, please call the technical support number that will be posted on the virtual meeting platform log-in page.
If you wish to submit a question, you may do so during the meeting. Detailed guidelines for submitting written questions during the meeting will be available at www.virtualshareholdermeeting.com/SNBR2026. Questions pertinent to meeting matters will be recognized and answered during the meeting, subject to time constraints. We reserve the right to edit or reject questions that are profane or otherwise inappropriate. Appropriate questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted and answered online at http://
ir.sleepnumber.com and be available as soon as practical after the meeting. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
What is up for shareholder vote?
There are seven proposals up for shareholder vote:
•Proposal 1: Elect three persons to serve as Directors for three-year terms;
•Proposal 2: Approve amendments to our Articles and Bylaws to declassify the Board;
•Proposal 3: Approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to our Directors;
•Proposal 4: Approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to approval of certain transactions;
•Proposal 5: Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year ending January 2, 2027;
•Proposal 6: Cast an advisory vote to approve executive compensation (Say on Pay); and

83 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
•Proposal 7: Approve the amendment to the Sleep Number Corporation 2020 Equity Incentive Plan, as amended,
(2020 Plan) to increase the number of shares reserved for issuance by 750,000 shares.
What are the voting choices?
For Proposal 1 (the election of Directors) you may vote in favor of up to three nominees. You may mark instructions with respect to any or all of the nominees, but you should mark a vote “For” only three nominees in total. If you vote for more than three nominees, your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than three nominees.
For each of Proposal 2 (approve amendments to our Articles and Bylaws to declassify the Board); Proposal 3 (approve an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV); Proposal 4 (approve an amendment to our Articles to eliminate the supermajority voting requirements in Article XV); Proposal 5 (ratify the appointment of independent auditors); Proposal 6 (advisory vote to approve executive compensation (Say on Pay)); and
Proposal 7 (approve the amendment to the 2020 Plan) you may:
•Vote in favor of the proposal;
•Vote against the proposal; or
•Abstain from voting on the proposal.
How does the Board recommend that shareholders vote?
Sleep Number’s Board unanimously recommends that shareholders vote as follows:
•Proposal 1: “For” the election of each of the nominees for Director nominated herein by the Board of Sleep Number.
•Proposal 2: “For” amendments to our Articles and our Bylaws to declassify the Board.
•Proposal 3: “For” an amendment to our Articles to eliminate the supermajority voting requirement in Article XIV related to our Directors.
•Proposal 4: “For” an amendment to our Articles to eliminate the supermajority voting requirements in Article XV related to certain transactions.
•Proposal 5: “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.
•Proposal 6: “For” the advisory vote to approve executive compensation (Say on Pay).
•Proposal 7: “For” the amendment to the 2020 Plan to increase the number of shares reserved for issuance by
750,000 shares.
If you are a Shareholder of Record, as defined below, and grant a proxy by telephone or Internet without voting instructions, or sign and submit your proxy card without voting instructions, your shares will be voted “For” each Director nominee and “For” each of the other proposals outlined above in accordance with the recommendations of the Board.
Who is eligible to vote?
Shareholders of record at the close of business on March 23, 2026 (the Record Date) are entitled to vote at the meeting.
As of the Record Date, there were 23,041,012 shares of common stock outstanding. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders do not have cumulative voting rights.
What is the difference between “Shareholders of Record” and “Beneficial Owners”?
If your shares are registered in your name in the records maintained by our stock transfer agent, you are a “Shareholder of Record.” If you are a Shareholder of Record, notice of the meeting was sent directly to you.

84 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
If your shares are held in the name of your bank, broker, nominee or other holder of record, your shares are held in “street name” and you are considered the “Beneficial Owner.” Notice of the meeting has been forwarded to you by your bank, broker, nominee or other holder of record, who is considered, with respect to those shares, the Shareholder of Record. As the Beneficial Owner, you have the right to direct your bank, broker, nominee or other holder of record how to vote your shares by using the voting instructions you received.
What constitutes a “quorum,” or how many shares are required to be present to conduct business at the Annual
Meeting?
The presence, directly or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote
(i.e., at least 11,520,507 shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of common stock represented by a properly signed and returned proxy card or properly voted by telephone or via the Internet will be counted as shares represented and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions and withhold votes (or is left blank) or reflects a “broker non-vote” on a matter.
How do shareholders vote their shares?
If you are a Shareholder of Record as of the Record Date, you can vote your shares in any of the following ways:
•Over the telephone by calling the toll-free number on the proxy card,
•Over the Internet by following the instructions on the proxy card,
•Through the mail – if you received a paper copy of the Proxy Statement, you may vote by mail by signing, dating and mailing your proxy card in the envelope provided to be received no later than May 19, 2026 or
•Over the Internet during the 2026 Annual Meeting by going to www.virtualshareholdermeeting.com/SNBR2026 and using your 16-digit control number (included on Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials).
Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares in time for our
May 21, 2026 meeting date.
How Beneficial Owners vote
If you are a Beneficial Owner of shares held in “street name,” such as through a bank, broker, nominee or other holder of record, you generally cannot vote your shares directly and must instead vote your shares in the manner prescribed by your bank, broker, nominee or other holder of record. Your bank, broker, nominee or other holder of record has provided notice by email or a printed voting instruction card for you to use in directing the bank, broker, nominee or other holder of record how to vote your shares. Telephone and Internet voting are also encouraged for Beneficial Owners who hold their shares in street name.
What is a Broker Non-Vote?
If a Beneficial Owner does not provide timely instructions, the broker will not have the authority to vote on any non-routine proposals at the Annual Meeting, which includes Proposals 1, 2, 3, 4, 6 and 7. Brokers will have discretionary authority to vote on Proposal 5 because the ratification of the appointment of independent auditors is considered a routine matter. If the broker votes on Proposal 5 but does not vote on another proposal because the broker does not have discretionary voting authority and has not received instructions from the Beneficial Owner, this results in a “broker non-vote” with respect to such other proposal(s) and has the effect on each proposal as is set forth in the below table.

85 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
What is the vote required to approve each proposal?
The below table summarizes each of the proposals, votes required, and the effects of: votes withheld, abstentions and broker non-votes.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	For uncontested elections, affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	In this contested election, votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal 2: Amendments of our Articles and Bylaws to Declassify the Board	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 3: Amendment to our Articles to Eliminate the Supermajority Voting Requirements in Article XIV	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 4: Amendment to our Articles to Eliminate the Supermajority Voting Requirements in Article XIV	Affirmative vote of two- thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have the effect of a vote against the proposal.
Proposal 5: Ratification of Appointment of Independent Auditors(1)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal 6: Advisory Vote to Approve Executive Compensation(1)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal 7: Amendment to the 2020 Plan	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote in person or by proxy on such action.	Abstention will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
(1) These proposals are an “advisory” vote, meaning that the shareholder votes on this item are for purposes of enabling shareholders to express their point of view or preference on the proposal, but are not binding on the Company or the Board and do not require the Company or the Board to take any particular action in response to the shareholder vote. The Board intends to consider fully the votes of our shareholders in the context of any further action with respect to these proposals.
How to Revoke a Proxy or Change a Vote
Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:
•Delivering written notice of revocation to the corporate Secretary before 6:00 p.m., Eastern Daylight Time, on May 19,
2026;
•Submitting to the corporate Secretary before 6:00 p.m., Eastern Daylight Time, on May 19, 2026, a properly signed proxy card bearing a later date than the prior proxy card;
•Voting again by Internet or telephone before 11:59 p.m., Eastern Daylight Time, on May 20, 2026; or

86 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
•Participating in the Annual Meeting and voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.
OTHER MATTERS
Management of our Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with the best judgment on such matters.
What does it mean if I receive more than one proxy card or Shareholder Notice?
You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive a voting instruction form directly from your broker, bank or other nominee. It is important that you complete, sign and date each proxy card or voting instruction form you receive, or by using the Internet as described in the instructions included herein and on your proxy card(s).
Householding Information
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., banks and brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of shareholder proxy material to any household at which two or more shareholders reside. If you and other residents at your mailing address own shares of our common stock in a “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Any shareholder who is receiving multiple copies of these documents and would like to receive only one copy per household should contact the shareholder’s bank, broker or other nominee record holder. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
We will promptly deliver an additional copy of any of these documents to you if you call us at (763) 551-7498, email us at
investorrelations@sleepnumber.com, or write us at the following address: Sleep Number Corporation, Investor Relations
Department, 1001 Third Avenue South, Minneapolis, Minnesota 55404.
COPIES OF 2025 ANNUAL REPORT
We will furnish to our shareholders without charge a copy of our Annual Report on Form 10-K (without exhibits) for the
2025 fiscal year ended January 3, 2026. Any request for an Annual Report should be sent to:
Sleep Number Corporation
Investor Relations Department
1001 Third Avenue South
Minneapolis, Minnesota 55404

87 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
HOW TO RECEIVE PROXY MATERIALS
We furnish proxy materials to our shareholders primarily via the Internet. On or about April 8, 2026, we will begin mailing to certain of our shareholders a Notice of Internet Availability of Proxy Materials (the Shareholder Notice), which includes instructions on: (a) how to access our Proxy Statement and Annual Report on the Internet, (b) how to request that a printed copy of these proxy materials be forwarded to you and (c) how to vote your shares. If you receive the Shareholder
Notice, you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions in the Shareholder Notice. All other shareholders will be sent the proxy materials by mail beginning on or about April 8, 2026.
Requests for printed copies of the proxy materials can be made by Internet at www.proxyvote.com, by telephone at
1-800-579-1639 or by email at sendmaterial@proxyvote.com by sending a blank email with your control number in the subject line. The Proxy Statement and Annual Report for the year ended January 3, 2026, and related materials are available at http://ir.sleepnumber.com. The information contained in or connected to our website is not incorporated by reference into, or considered a part of, this Proxy Statement.
HOW TO RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY
Shareholders of Record who received a paper copy of the proxy materials may elect to receive future Proxy Statements and Annual Reports online as described in the next paragraph. Shareholders electing this feature will receive an email message notification when the materials are available, along with a web address for viewing the materials. No action is necessary to continue receiving proxy materials electronically in the future.
Whether you are a Shareholder of Record or a Beneficial Owner holding shares through a bank or broker, you can enroll for future electronic delivery of Proxy Statements and Annual Reports by following these steps:
•Go to our website at www.sleepnumber.com;
•In the Investors section, click on Resources and then Electronic Fulfillment;
•Click on the check-marked box next to the statement “Shareholders can register for electronic delivery of proxy-related materials”; and
•Follow the prompts to submit your request to receive proxy materials electronically.
You may view this year’s proxy materials at www.proxyvote.com. Generally, banks and brokers offering this choice require that shareholders vote through the Internet in order to enroll. Beneficial Owners whose bank or broker is not included in this website are encouraged to contact their bank or broker and ask about the availability of electronic delivery.
As is customary with Internet usage, the user must pay all access fees.
There is no cost to you for electronic delivery of Annual Meeting materials. You may incur the usual expenses associated with Internet access as charged by your Internet service provider. Electronic delivery enables quicker delivery, allows you to view or print the materials at your computer and makes it convenient to vote your shares online. Electronic delivery also conserves natural resources and saves the Company printing, postage and processing costs.
THE COMPANY BEARS THE PROXY SOLICITATION COSTS
The proxies being solicited hereby are being solicited by the Board. The cost of preparing and mailing the notice of Annual
Meeting, this Proxy Statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. The Company may solicit proxies by mail, Internet (including by email, social media, the

88 | 2026 PROXY STATEMENT	OUR ANNUAL MEETING AND VOTING
use of our Investor Relations website and other online channels of communication), telephone and other electronic channels of communication, town hall meetings, personal interviews, press releases and press interviews. Our Directors, officers and regular team members may, without compensation other than their regular compensation and the reimbursement of expenses, solicit proxies by telephone or personal conversation. In addition, we may reimburse brokerage firms and others for their reasonable and documented expenses incurred in connection with forwarding proxy materials to the Beneficial Owners of our common stock.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Section 16(a) officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of Section
16 reports filed electronically with the SEC and written representations from certain reporting persons, we believe that all forms required to be filed by such persons under Section 16(a) were filed on a timely basis, with the exception of two
Form 3 filings, one reporting the initial statement of beneficial ownership for Tanya C. Skogerboe and the other for Hitesh
Patel, in each case filed thirteen days late as a result of delays in procuring SEC EDGAR filing codes.
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled “Compensation
Committee Report” and those portions of the information included under the section entitled “Audit Committee Report”
required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” nor shall the information included under the section entitled “Compensation Committee Report,” or those portions of the information included under the section entitled “Audit Committee Report” required by the SEC’s rules to be included therein, be “filed” with the SEC or, along with the information included under the section entitled “Pay Versus Performance,” be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock
“For” the Board’s nominees and “For” each of Proposals 2, 3, 4, 5, 6, and 7 promptly by mail, telephone or Internet as instructed on your proxy card.

By Order of the Board of Directors

Samuel R. Hellfeld
Chief Legal and Risk Officer and Secretary
April 8, 2026
Minneapolis, Minnesota

89 | 2026 PROXY STATEMENT	APPENDIX A
APPENDIX A
PROPOSED AMENDMENTS TO OUR ARTICLES AND OUR BYLAWS TO DECLASSIFY THE BOARD
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, and to our Restated
Bylaws to declassify our Board of Directors as described in Proposal 2 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that the first three sentences of Article XIV of the Third Restated Articles of Incorporation of the Corporation, as amended, and be amended and restated in their entirety as follows:
ARTICLE XIV
The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. ~~The~~
~~Directors shall be divided into three (3) classes, as nearly equal in number as possible. The term of office of the~~
~~first class shall expire at the 1999 annual meeting of the shareholders of the Corporation; the term of office of the~~
~~second class shall expire at the 2000 annual meeting of the shareholders of the Corporation; and the term of~~
~~office of the third class shall expire at the 2001 annual meeting of the shareholders of the Corporation. At each~~
~~annual meeting of the shareholders after such classification, the number of directors equal to the number of the~~
~~class whose term expires on the day of such meeting shall be elected for a term of three (3) years.~~ Commencing with the election of directors at the annual meeting of shareholders to be held in 2027, all directors shall be elected for a one year term expiring at the next annual meeting of shareholders and the prior classification of the
Board of Directors shall terminate. Directors shall hold office until expiration of the term~~s~~ for which they were elected and qualified; provided, however, that a director may be removed from office as a director at any time by the shareholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, may choose a successor, who, unless removed for cause as set forth above, shall hold office until the expiration of the term ~~of the class~~ for which appointed or until a successor shall be elected and qualified. This Article XIV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of not less than two-thirds of the outstanding voting power entitled to vote.

90 | 2026 PROXY STATEMENT	APPENDIX A
***************
AMENDMENT TO RESTATED BYLAWS OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that Article III,
Section 2 of the Restated Bylaws of the Corporation be amended and restated in its entirety as follows:
ARTICLE III
Board of Directors
*****
Section 2. Number and Term of Office. The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. ~~The Directors shall be divided into three (3) classes, as nearly equal in number as~~
~~possible. The term of office of the first class shall expire at the 1999 annual meeting of the shareholders of the~~
~~Corporation; the term of office of the second class shall expire at the 2000 annual meeting of the shareholders of~~
~~the Corporation; and the term of office of the third class shall expire at the 2001 annual meeting of the~~
~~shareholders of the Corporation. At each annual meeting of the shareholders after such classification, the number~~
~~of directors equal to the number of the class whose term expires on the day of such meeting shall be elected for a~~
~~term of three (3) years.~~ Commencing with the election of directors at the annual meeting of shareholders to be held in 2027, all directors shall be elected for a one year term expiring at the next annual meeting of shareholders and the prior classification of the Board of Directors shall terminate. Directors shall hold office until expiration of the term~~s~~ for which they were elected and qualified.

91 | 2026 PROXY STATEMENT	APPENDIX B
APPENDIX B
PROPOSED AMENDMENT TO OUR THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO
ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT IN ARTICLE XIV RELATED TO OUR DIRECTORS
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, to eliminate the supermajority voting requirement in Article XIV related to our Directors as described in Proposal 3 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that the last sentence of Article XIV of the Third Restated Articles of Incorporation of the Corporation, as amended, be amended and restated in its entirety as follows:
ARTICLE XIV
The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than twelve (12), which number shall be determined from time to time by the Board of Directors. The
Directors shall be divided into three (3) classes, as nearly equal in number as possible. The term of office of the first class shall expire at the 1999 annual meeting of the shareholders of the Corporation; the term of office of the second class shall expire at the 2000 annual meeting of the shareholders of the Corporation; and the term of office of the third class shall expire at the 2001 annual meeting of the shareholders of the Corporation. At each annual meeting of the shareholders after such classification, the number of directors equal to the number of the class whose term expires on the day of such meeting shall be elected for a term of three (3) years. Directors shall hold office until expiration of the terms for which they were elected and qualified; provided, however, that a director may be removed from office as a director at any time by the shareholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, may choose as successor, who, unless removed for cause as set forth above, shall hold office until the expiration of the term of the class for which appointed or until a successor shall be elected and qualified. This Article XIV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power entitled to vote.

92 | 2026 PROXY STATEMENT	APPENDIX C
APPENDIX C
AMENDMENT TO OUR THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO ELIMINATE THE
SUPERMAJORITY VOTING REQUIREMENTS IN ARTICLE XV
RELATED TO APPROVAL OF CERTAIN TRANSACTIONS
The following are proposed changes to our Third Restated Articles of Incorporation, as amended, to eliminate the supermajority voting requirements in Article XV related to certain transactions as described in Proposal 4 (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).
***************
ARTICLES OF AMENDMENT TO
THIRD RESTATED ARTICLES OF INCORPORATION OF
SLEEP NUMBER CORPORATION
The undersigned, Samuel R. Hellfeld, being the Secretary of Sleep Number Corporation (the “Corporation”), a corporation organized under and subject to the provisions of Minnesota Statutes, Chapter 302A, does hereby certify that pursuant to actions duly taken by the Board of Directors and shareholders of the Corporation, a resolution was adopted that Article XV of the Third Restated Articles of Incorporation of the Corporation, as amended, and be amended and restated in its entirety as follows:
ARTICLE XV
The affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power of the corporation entitled to vote for approval shall be required if (a) this Corporation merges or consolidates with any other corporation, or if (b) this Corporation sells or exchanges all or a substantial part of its assets to or with any other corporation, or if (c) this Corporation issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of any other corporation, or securities issued by any other corporation, or in a merger of any subsidiary of this Corporation (80% or more of the common stock of which is held by this
Corporation) with or into any other corporation; provided, however, that the foregoing shall not apply to any plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or other securities which was approved (or adopted) and recommended without condition by the affirmative vote of not less than two-thirds of the directors, nor shall it apply to any such transaction solely between this Corporation and another corporation
50% or more of the voting stock of which is owned, directly or indirectly, by this Corporation. The Board of
Directors shall be permitted to condition its approval (or adoption) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities upon the approval of holders of ~~two-thirds~~ a majority of the outstanding stock of this Corporation entitled to vote on such plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or securities. This Article XV may not be altered, amended or repealed, in whole or in part, unless authorized by the affirmative vote of the holders of ~~not less than two-thirds~~ a majority of the outstanding voting power entitled to vote.

93 | 2026 PROXY STATEMENT	APPENDIX D
APPENDIX D
AMENDMENT NO. 3 TO THE
SLEEP NUMBER CORPORATION 2020 EQUITY INCENTIVE PLAN
This Amendment No. 3 (this “Amendment”) to the Sleep Number Corporation 2020 Equity Incentive Plan (as amended, the “Plan”) made and adopted by Sleep Number Corporation (the “Company”) effective as of __________, 2026, the date it was approved by the Company’s shareholders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Company maintains the Plan.
WHEREAS, pursuant to Section 19.1 of the Plan, the Management Development and Compensation Committee,
at any time and from time to time, may amend the Plan.
WHEREAS, pursuant to Section 19.2 of the Plan, no amendments to the Plan will be effective without approval of the Company’s shareholders if, among other things, such amendment would, subject to Section 4.5 of the Plan, increase the aggregate number of shares of Common Stock issued or issuable under the Plan.
WHEREAS, the Management Development and Compensation Committee approved this Amendment on March
11, 2026, subject to the approval of the Company’s shareholders, to increase the number of shares of Common Stock reserved for issuance under the Plan by 750,000 shares, as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows:
1.Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:
4.1      Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this
Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 5,990,000 shares less one share for every share subject to an Award granted under the Prior Plan after December 28, 2019. Upon effectiveness of this Plan, no further awards will be granted under the
Prior Plan.
2.This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

94 | 2026 PROXY STATEMENT	ANNEX A
ANNEX A - RECONCILIATIONS OF GAAP AND NON-GAAP FINANCIAL MEASURES
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP).
However, management believes that certain non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing the Company’s underlying business performance and trends. Management also uses these non-GAAP financial measures in evaluating the Company’s performance. Non-
GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s results prepared in accordance with GAAP.
The following table summarizes the Company’s non-GAAP operating expenses calculations (in thousands):

	Year
	2025	2024
Operating expenses	$879,543	$979,901
Subtract: Restructuring costs	50,697	18,066
Subtract: Asset impairments	—	1,220
Subtract: Other non-recurring items(1)	5,134	998
Non-GAAP operating expenses	$823,712	$959,617
Operating expense reduction versus prior period, excluding restructuring costs and non-recurring items	$135,905
(1) Excludes inventory obsolescence write off of $9.6 million, which is included in the cost of sales line on the Company’s consolidated statement of operations.

SLEEP NUMBER CORPORATION
C/O BROADRIDGE CORPORATION ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNBR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85696-P45925 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SLEEP NUMBER CORPORATION

The Board of Directors recommends you vote FOR all the Nominees in Proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Phillip M. Eyler
02) Julie M. Howard
03) Angel L. Mendez

The Board of Directors recommends you vote FOR following Proposals.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or any postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SLEEP NUMBER CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2026

8:30 a.m. Central Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report on Form 10-K and Proxy Statement are available at www.proxyvote.com.

V85697-P45925

This proxy is solicited by the Board of Directors of Sleep Number Corporation for use at the Annual Meeting of Shareholders to be held on May 21, 2026.

The undersigned hereby appoints Linda A. Findley and Samuel R. Hellfeld (collectively, the "Proxies"), and each of them, as proxies, with full power of substitution, as Proxies, to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sleep Number Corporation to be held on May 21, 2026, at 8:30 a.m. Central Time, and at any adjournment or postponement thereof. Such shares will be voted as directed with respect to the proposals listed on the reverse side hereof and, in the Proxies' discretion, as to any other matter that may properly come before the meeting or at any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED ON THE REVERSE SIDE, AND "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7, SET FORTH ON THE REVERSE SIDE, and in the discretion of management with respect to such other business as may properly come before the meeting or any adjournment thereof.

See reverse for voting instructions.

Your **Vote** Counts!

SLEEP NUMBER CORPORATION

2026 Annual Meeting
Vote by May 20, 2026
11:59 PM ET

SLEEP NUMBER CORPORATION
C/O BROADRIDGE CORPORATION ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

V85698-P45925

You invested in SLEEP NUMBER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026.**

Get informed before you vote

View the Annual Report on Form 10-K and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 21, 2026
8:30 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/SNBR2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Phillip M. Eyler 02) Julie M. Howard 03) Angel L. Mendez	For
2. Approve Amendments to the Company's Articles and Bylaws to Declassify the Board	For
3. Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirement in Article XIV Related to Directors	For
4. Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirements in Article XV Related to Approval of Certain Transactions	For
5. Ratification of Appointment of Independent Registered Public Accounting Firm	For
6. Advisory Vote to Approve Executive Compensation (Say on Pay)	For
7. Approve Amendment to the Sleep Number Corporation 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by 750,000 shares	For

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or any postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".